As filed with the Securities and Exchange Commission on November 29, 1996.

                                                                   File Nos.
                                                                   33-31326
                                                                   811-5878

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                      FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   Pre- Effective Amendment No. _____

   Post-Effective Amendment No.  14                    (X)

                                        and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

   Amendment No.    15                                 (X)

                         FRANKLIN VALUE INVESTORS TRUST
                (Formerly Franklin Balance Sheet Investment Fund)
               (Exact Name of Registrant as Specified in Charter)

             777 MARINERS ISLAND BLVD., SAN MATEO, CALIFORNIA 94404
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code (415) 312-2000

        HARMON E. BURNS, 777 MARINERS ISLAND BVLD., SAN MATEO, CA 94403
               (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

   [ ]  immediately upon filing pursuant to paragraph (b)
   [X]  on December 1, 1996 pursuant to paragraph (b)
   [ ]  60 days after filing pursuant to paragraph (a)(i)
   [ ]  on (date) pursuant to paragraph (a)(i)
   [ ]  75 days after filing pursuant to paragraph (a)(ii)
   [ ]  on(date) pursuant to paragraph (a)(ii) of rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Declaration Pursuant to Rule 24f-2. The issuer has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24(f)(2) under the Investment Company Act of 1940. The Rule 24f-2 Notice for the issuers most recent fiscal year was filed on December 29, 1995.





                            FRANKLIN VALUE INVESTORS TRUST
                                CROSS REFERENCE SHEET
                                      FORM N- 1A

                      Part A: Information Required in Prospectus
                        Franklin Balance Sheet Investment Fund

N-1A                              Location in
ITEM NO.  ITEM                    REGISTRATION STATEMENT

1.  Cover Page                  Cover Page

2.  Synopsis                    "Expense Summary"

3.  Condensed Financial         "Financial Highlights"; "How does the Fund
    Information                 Measure Performance?"

4.  General Description of      "How is the Trust Organized?"; "How does the
    Registrant                  Fund Invest its Assets?"; "What are the Fund's
                                Potential Risks?"

5.  Management of the Fund      "Who Manages the Fund?"


5A. Management's Discussion of  Contained in Registrant's Annual Report to
    Fund Performance            Shareholders

6.  Capital Stock and Other     "How is the Trust Organized?"; "Services to Help
    Securities                  You Manage Your Account"; "What Distributions
                                Might I Receive from the Fund?"; "How Taxation
                                Affects You and the Fund"

7.  Purchase of Securities      "How Do I Buy Shares?"; "May I Exchange Shares
    Being Offered               for Shares of Another Fund?"; "Transaction
                                Procedures and Special Requirements"; "Services to Help You Manage Your Account"; "Who Manages the Fund?"; "Useful Terms and Definitions"






8.  Redemption or Repurchase    "May I Exchange Shares for Shares of Another
                                Fund?"; "How Do I Sell Shares?"; "Transaction
                                Procedures and Special Requirements"; "Services to Help You Manage Your Account"

9.  Pending Legal Proceedings   Not Applicable





                            FRANKLIN VALUE INVESTORS TRUST
                                CROSS REFERENCE SHEET
                                      FORM N- 1A

                      Part A: Information Required in Prospectus
                                 Franklin Value Fund

N-1A                               Location in
ITEM NO.  ITEM                     REGISTRATION STATEMENT

1. Cover Page                   Cover Page

2. Synopsis                     "Expense Summary"

3. Condensed Financial          "Financial Highlights"; "How Does the Fund
   Information                  Measure Performance?"

4. General Description of       "How is the Trust Organized?"; "How does the
   Registrant                   Fund Invest its Assets?"; "What are the Fund's
                                Potential Risks?"

5. Management of the Fund       "Who Manages the Fund?"


5A.Management's Discussion of   Contained in Registrant's Annual Report to
   Fund Performance             Shareholders

6. Capital Stock and Other      "How is the Trust Organized?"; "Services to Help
   Securities                   You Manage Your Account"; "What Distributions
                                Might I Receive from the Fund?"; "How Taxation
                                Affects You and the Fund"

7. Purchase of Securities       "How Do I Buy Shares?"; "May I Exchange Shares
   Being Offered                for Shares of Another Fund?"; "Transaction
                                Procedures and Special Requirements"; "Services to Help You Manage Your Account"; "Who Manages the Fund?"; "Useful Terms and Definitions"

8. Redemption or Repurchase     "May I Exchange Shares for Shares of Another
                                Fund?"; "How Do I Sell Shares?"; "Transaction
                                Procedures and Special Requirements"; "Services to Help You Manage Your Account"

9. Pending Legal Proceedings    Not Applicable





                            FRANKLIN VALUE INVESTORS TRUST
                                CROSS REFERENCE SHEET
                                      FORM N- 1A

                      Part A: Information Required in Prospectus
                             Franklin MicroCap Value Fund

N-1A                              Location in
ITEM NO.  ITEM                    REGISTRATION STATEMENT

1.  Cover Page                  Cover Page

2.  Synopsis                    "Expense Summary"

3.  Condensed Financial         "Financial Highlights"; "How does the Fund
    Information                 Measure Performance?"

4.  General Description of      "How is the Trust Organized?"; "How does the
    Registrant                  Fund Invest its Assets?"; "What are the Fund's
                                Potential Risks?"

5.  Management of the Fund      "Who Manages the Fund?"


5A. Management's Discussion of  Contained in Registrant's Annual Report to
    Fund Performance            Shareholders

6.  Capital Stock and Other     "How is the Trust Organized?"; "Services to Help
    Securities                  You Manage Your Account"; "What Distributions
                                Might I Receive From the Fund?"; "How Taxation
                                Affects You and the Fund"

7.  Purchase of Securities      "How Do I Buy Shares?"; "May I Exchange Shares
    Being Offered               for Shares of Another Fund?"; "Transaction
                                Procedures and Special Requirements"; "Services to Help You Manage Your Account"; "Who Manages the Fund?"; "Useful Terms and Definitions"

8.  Redemption or Repurchase    "May I Exchange Shares for Shares of Another
                                Fund?"; "How Do I Sell Shares?"; "Transaction
                                Procedures and Special Requirements"; "Services to Help You Manage Your Account"

9.  Pending Legal Proceedings   Not Applicable





                            FRANKLIN VALUE INVESTORS TRUST
                                CROSS REFERENCE SHEET
                                      FORM N- 1A

                           Part B: Information Required in
                         Statement of Additional Information
                        Franklin Balance Sheet Investment Fund

10. Cover Page                       Cover Page

11. Table of Contents                Contents

12. General Information and History  Not Applicable

13. Investment Objectives and        "How Does the Fund Invest Its Assets?";
    Policies                         "Investment Restrictions"

14. Management of the Registrant     "Officers and Trustees";
                                     "Investment Advisory
                                     and Other Services"

15. Control Persons and Principal    "Officers and Trustees";
    Holders of Securities            "General Information"

16. Investment Advisory and Other    "Investment Advisory and Other Services";
    Services                         "The Fund's Underwriter"

17. Brokerage Allocation and Other   "How Does the Fund Purchase Securities for
    Practices                        Its Portfolio?"

18. Capital Stock and Other          See Prospectus "How is the Trust
    Securities                       Organized?"

19. Purchase, Redemption and         "How Do I Buy and Sell Shares?"; "How Are
    Pricing of Securities Being      Fund Shares Valued?"; "Financial
    Offered                          Statements"

20. Tax Status                       "Additional Information Regarding Taxation"

21. Underwriters                     "The Fund's Underwriter"

22. Calculation of Performance Data  "General Information"

23. Financial Statements             "Financial Statements"





                            FRANKLIN VALUE INVESTORS TRUST
                                CROSS REFERENCE SHEET
                                      FORM N- 1A

                           Part B: Information Required in
                         Statement of Additional Information
                                 Franklin Value Fund

10.Cover Page                       Cover Page

11.Table of Contents                Contents

12.General Information and History  Not Applicable

13.Investment Objectives and        "How Does the Fund Invest Its Assets?";
   Policies                         "Investment Restrictions"

14.Management of the Registrant     "Officers and Trustees";
                                    "Investment Advisory
                                    and Other Services"

15.Control Persons and Principal    "Officers and Trustees";
   Holders of Securities            "General Information"

16.Investment Advisory and Other    "Investment Advisory and Other Services";
   Services                         "The Fund's Underwriter"

17.Brokerage Allocation and Other   "How Does the Fund Purchase Securities for
   Practices                        Its Portfolio?"

18.Capital Stock and Other          See Prospectus "How is the Trust Organized?"
   Securities

19.Purchase, Redemption and         "How Do I Buy and Sell Shares?"; "How Are
   Pricing of Securities Being      Fund Shares Valued?"; "Financial Statements"
   Offered

20.Tax Status                       "Additional Information Regarding Taxation"

21.Underwriters                     "The Fund's Underwriter"

22.Calculation of Performance Data  "General Information"

23.Financial Statements             "Financial Statements"





                            FRANKLIN VALUE INVESTORS TRUST
                                CROSS REFERENCE SHEET
                                      FORM N- 1A

                           Part B: Information Required in
                         Statement of Additional Information
                             Franklin MicroCap Value Fund

10.Cover Page                       Cover Page

11.Table of Contents                Contents

12.General Information and History  Not Applicable

13.Investment Objectives and        "How Does the Fund Invest Its Assets?";
   Policies                         "Investment Restrictions"

14.Management of the Registrant     "Officers and Trustees";
                                    "Investment Advisory
                                    and Other Services"

15.Control Persons and Principal    "Officers and Trustees";
   Holders of Securities            "General Information"

16.Investment Advisory and Other    "Investment Advisory and Other Services";
   Services                         "The Fund's Underwriter"

17.Brokerage Allocation and Other   "How Does the Fund Purchase Securities for
   Practices                        Its Portfolio?"

18.Capital Stock and Other          See Prospectus "How is the Trust Organized?"
   Securities

19.Purchase, Redemption and         "How Do I Buy and Sell Shares?"; "How Are
   Pricing of Securities Being      Fund Shares Valued?"; "Financial Statements"
   Offered

20.Tax Status                       "Additional Information Regarding Taxation"

21.Underwriters                     "The Fund's Underwriter"

22.Calculation of Performance Data  "General Information"

23.Financial Statements             "Financial Statements"




PROSPECTUS & APPLICATION

Franklin
Balance Sheet
Investment Fund

INVESTMENT STRATEGY

GROWTH & INCOME

MARCH 1, 1996
AS AMENDED DECEMBER 1, 1996

Franklin Value Investors Trust

This prospectus describes the Franklin Balance Sheet Investment Fund (the "Fund"). It contains information you should know before investing in the Fund. Please keep it for future reference.

As of February 5, 1996, the Fund is closed to new investors, except retirement plan accounts. If you were a shareholder of record as of February 5, 1996, you may continue to add to your existing open account by new purchases, exchanges, and reinvestment of income dividends and capital gain distributions.

The Fund's SAI, dated March 1, 1996, as may be amended from time to time, includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN or write the Fund at the address shown.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Shares of the Fund involve investment risks, including the possible loss of principal.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This prospectus is not an offering of the securities herein described in any state in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this prospectus. Further information may be obtained from Distributors.

Franklin Balance Sheet Investment Fund

Franklin

Balance Sheet

Investment

Fund

March 1, 1996,

as amended December 1, 1996

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

Table of Contents

About the Fund

Expense Summary ..............                  2

Financial Highlights .........                  3

How does the Fund Invest its Assets?            6

What are the Fund's Potential Risks?            12

Who Manages the Fund? ........                  16

How does the Fund Measure Performance?          18

How is the Trust Organized? ..                  18

How Taxation Affects You and the Fund           19

About Your Account

How Do I Buy Shares? .........                  21

May I Exchange Shares for Shares
 of Another Fund? ............                  26

How Do I Sell Shares? ........                  28

What Distributions Might I
 Receive from the Fund? ......                  30

Transaction Procedures and
 Special Requirements ........                  31

Services to Help You Manage Your Account        36

Glossary

Useful Terms and Definitions .                  39

777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777
1-800/DIAL BEN

Franklin Balance Sheet Investment Fund

About the Fund

Expense Summary

This table is designed to help you understand the costs of investing in the Fund. It is based on the Fund's historical expenses for the fiscal year ended October 31, 1995. Your actual expenses may vary.

A. Shareholder Transaction Expenses+

   Maximum Sales Charge Imposed on Purchases
   (as a percentage of Offering Price)             1.50%++
   Deferred Sales Charge                           None+++
B. Annual Fund Operating Expenses  (as a percentage of average net assets)
   Management Fees                                 0.54%
   Rule 12b-1 Fees                                 0.44%*
   Other Expenses                                  0.19%
   Total Fund Operating Expenses                   1.17%

C. Example

Assume the Fund's annual return is 5% and its operating expenses are as described above. For each $1,000 investment, you would pay the following projected expenses if you sold your shares after the number of years shown.

         1 YEAR     3 YEARS    5 YEARS   10 YEARS

          $27**       $52        $78       $155

This is just an example. It does not represent past or future expenses or returns. Actual expenses and returns may be more or less than those shown. The Fund pays its operating expenses. The effects of these expenses are reflected in its Net Asset Value or dividends and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.

++There is no front-end sales charge if you invest $1 million or more.

+++A Contingent Deferred Sales Charge of 1% may apply to purchases of $1 million or more if you sell the shares within one year. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

* These fees may not exceed 0.50%. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules. It is estimated, however, that this would take a substantial number of years.

**Assumes a Contingent Deferred Sales Charge will not apply.

Financial Highlights

This table summarizes the Fund's financial history. The information has been audited by Coopers & Lybrand L.L.P., the Fund's independent auditors. Their audit report covering each of the most recent five years appears in the financial statements in the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 1995. The Annual Report to Shareholders also includes more information about the Fund's performance. For a free copy, please call Fund Information.

  For the Six Months  Ended April 30, 1996  Year Ended October 31,  April 2, 1990** to

                                                (unaudited)        1995      1994      1993      1992      1991     October 31,1990

PER SHARE OPERATING PERFORMANCE
Net Asset Value at beginning of period            $26.34           $22.68    $22.97    $17.37    $15.54    $11.48     $15.00
Net investment income                               0.26             0.30      0.23      0.39      0.53      0.52       0.29
Net realized and unrealized gain
 (loss) on securities                               2.98             3.98      0.51      6.26      1.83      4.10      (3.63)
Total from investment operations                    3.24             4.28      0.74      6.65      2.36      4.62      (3.34)
LESS DISTRIBUTIONS:
From net investment income                         (0.20)           (0.27)    (0.26)    (0.43)    (0.53)    (0.56)     (0.18)
From capital gains                                 (1.07)           (0.35)    (0.77)    (0.62)       -         -          -
Total distributions                                (1.27)           (0.62)    (1.03)    (1.05)    (0.53)    (0.56)     (0.18)
Net Asset Value at end of period                  $28.31           $26.34    $22.68    $22.97    $17.37    $15.54     $11.48
Total Return*                                      12.62%           19.32%     3.42%    37.78%    15.51%    40.96%    (22.36)%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (in 000s)             $605,814         $387,540  $134,255  $22,317   $5,149    $3,572     $1,405
Ratio of expenses to average net assets             1.11%+           1.17%     1.19%++     -++       -++       -++        -++
Ratio of expenses to average net assets
 (excluding waiver  and payment of expenses
 by investment manager)                             1.11%+           1.17%     1.34%     1.85%     2.60%     3.16%      3.54%+
Ratio of net investment income to
 average net assets                                 2.00%+           1.30%     0.99%     1.89%     3.16%     3.79%      2.31%+
Portfolio turnover rate                            28.87%           28.63%    24.96%    31.36%    30.86%    31.94%      5.34%
Average commission rate                             0.049              -         -         -         -         -          -


*Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front-end sales charge and assumes reinvestment of dividends and capital gains distributions, if any, at Net Asset Value.

**Effective date of registration.

+Annualized.

++During the periods indicated, Advisers agreed in advance to waive all or a portion of its management fees and pay all or a portion of the other expenses of the Fund.

How does the Fund Invest its Assets?

The Fund is designed for long-term investors and not as a trading vehicle. It is not intended to present a complete investment program. An investment in the Fund involves certain risks. Please see "What are the Fund's Potential Risks?"

The Fund's Investment Objective

The investment objective of the Fund is to seek high total return, of which capital appreciation and income are components. The objective is a fundamental policy of the Fund and may not be changed without shareholder approval. Of course, there is no assurance that the Fund's objective will be achieved.

Capital appreciation will be sought primarily through investment in securities that Advisory Services believes are undervalued in the marketplace. Accordingly, the focus on balance sheet items will be an important element in Advisory Services' investment analysis. Income will also be sought when consistent with the Fund's objective. The Fund currently invests in equity and debt securities which, in the opinion of Advisory Services, represent intrinsic values not reflected in the current market price of the securities and/or present opportunities for high income. The Fund will also invest a portion of its total assets in the securities of closed-end management investment companies.

Types of Securities in which the Fund May Invest

The Fund may invest an unlimited amount of its total assets in the securities of any companies which, in the opinion of Advisory Services, represent an opportunity for (i) significant capital appreciation due to intrinsic values not reflected in the current market price of the securities and/or (ii) high income. The securities of these companies, which include common and preferred stocks and secured or unsecured bonds, commercial paper or notes, will typically be purchased at prices below the book value of the company. Advisory Services, however, will also take into account a variety of other factors in order to determine whether to buy, and once purchased, whether to hold or sell these securities. In addition to book value, Advisory Services may consider the following factors among others: valuable franchises or other intangibles;
ownership of valuable trademarks or trade names; control of distribution networks or of market share for particular products; ownership of real estate the value of which is understated; underutilized liquidity and other factors that would identify the issuer as a potential takeover target or turnaround candidate.

The Fund generally favors common stocks, although it has no limit on the percentage of its assets that may be invested in preferred stock and debt obligations. The percentage of the Fund's assets invested for capital appreciation or high income or both will vary at any time in accordance with Advisory Services' appraisal of what securities will best meet the Fund's objective of high total return.

The Fund will also invest a portion (but may invest without limitation) of its total assets in the securities of registered closed-end management investment companies ("closed-end funds"), which are traded on a national securities exchange or in the over-the-counter markets and which Advisory Services believes are undervalued in the marketplace. Consistent with seeking capital appreciation, the Fund may also buy securities issued by unit investment trusts ("UITs") when, in Advisory Services' view, these securities are trading at a discount from net asset value. The Fund's investment in the securities of closed-end funds and UITs will be subject to certain restrictions and conditions imposed by the 1940 Act. Please see "How Does the Fund Invest Its Assets? - 1940 Act Provisions" in the SAI. The Fund may, consistent with its investment objective, invest in securities of any closed-end fund without regard to whether the investment objectives and policies of such closed-end fund are similar to or consistent with those of the Fund.

Advisory Services will consider the following, among other factors, in evaluating closed-end funds: (i) historical market discounts, (ii) portfolio characteristics, (iii) repurchase, tender offer, and dividend reinvestment programs, (iv) provisions for converting into an open-end fund, and (v) quality of management.

The securities of closed-end funds in which the Fund invests are traded on a national securities exchange or in the over-the-counter markets. The Fund invests in the securities of closed-end funds that, at the time of investment by the Fund, are either trading at a discount to net asset value or which, in the opinion of Advisory Services, present an opportunity for capital appreciation or high income irrespective of whether such securities are trading at a discount or at a premium to net asset value. There can be no assurance that the market value of the securities of the closed-end funds in which the Fund invests will increase, particularly with respect to securities trading at a premium to net asset value. For more information about the conditions under which the securities of a closed-end fund may trade at a discount to net asset value, see "How Does the Fund Invest Its Assets? - Closed-End Funds" in the SAI.

In anticipation of and during temporary defensive periods or when investments of the type in which the Fund intends to invest are not available at prices that Advisory Services believes are attractive, the Fund may invest up to 100% of its total assets in: (1) securities of the U.S. government and certain of its agencies and instrumentalities that mature in one year or less from the date of purchase, including U.S. Treasury bills, notes and bonds, and securities of the Government National Mortgage Association, the Federal Housing Administration and other agency or instrumentality issues or guarantees that are supported by the full faith and credit of the U.S.; (2) obligations issued or guaranteed by other U.S. government agencies or instrumentalities, some of which are supported by the right of the issuer to borrow from the U.S. government (e.g., obligations of the Federal Home Loan Banks) and some of which are backed by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association); (3) bank obligations, including negotiable or non-negotiable CD's (subject to the 10% aggregate limit on the Fund's investment in illiquid securities), letters of credit and bankers' acceptances, or instruments secured by such obligations, issued by banks and savings institutions that are subject to regulation by the U.S. government, its agencies or instrumentalities and that have assets of over $1 billion, unless these obligations are guaranteed by a parent bank that has total assets in excess of $5 billion; (4) commercial paper considered by Advisory Services to be of high quality, which must be rated within the two highest rating categories by Standard & Poor's Corporation ("S&P") or Moody's Investors Service ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least double-A by S&P or Moody's; and (5) corporate obligations including, but not limited to, corporate notes, bonds and debentures considered by Advisory Services to be high grade or that are rated within the two highest rating categories by S&P and Moody's. Please see the "Appendix" in the SAI for a discussion of ratings.

Fixed-Income Securities. The Fund may invest up to 25% of its total assets in other securities, including fixed-income and convertible securities of an issuer in default with respect to such securities, that Advisory Services believes represent intrinsic values not reflected in the current market prices of the securities. These securities may be non-rated debt and/or debt rated D, the lowest rating category by S&P and Moody's. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. Although the Fund reserves the right to invest up to 25% of its assets in these securities, its current investment strategy is to limit such investments to less than 5% of the Fund's net assets. These debt obligations are rated below investment grade and are regarded as extremely speculative investments with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. They are also generally considered to be subject to greater risk than securities with higher ratings with regard to a general deterioration of prevailing economic conditions. Please see the SAI for more information about the risks of lower rated securities, including the rating categories of S&P and Moody's.

Options. When seeking high current income to achieve its investment objective of high total return, the Fund may write (sell) covered call options on any of the securities it owns that are listed for trading on a national securities exchange, and it may also buy listed call and put options for portfolio hedging purposes.

Call options are short-term contracts (generally having a duration of nine months or less) that give the buyer of the option the right to buy, and obligate the writer to sell, the underlying security at the exercise price at any time during the option period, regardless of the market price of the underlying security. The buyer of an option pays a cash premium that typically reflects, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand factors, and interest rates.

A call option written by the Fund is "covered" if the Fund owns or has an absolute right (such as by conversion) to the underlying security covered by the call. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, government securities or other high grade debt obligations in a segregated account with its custodian bank.

The Fund may also buy put options on common stock that it owns or may acquire through the conversion or exchange of other securities to protect against a decline in the market value of the underlying security or to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. A put option gives the holder the right to sell the underlying security at the option exercise price at any time during the option period. The Fund may pay for a put either separately or by paying a higher price for securities that are purchased subject to a put, thus increasing the cost of the securities and reducing the yield otherwise available from the same securities.

In the case of put options, any gain realized by the Fund will be reduced by the amount of the premium and transaction costs it paid and may be offset by a decline in the value of its portfolio securities. If the value of the underlying stock exceeds the exercise price (or never declines below the exercise price), the Fund may suffer a loss equal to the amount of the premium it paid plus transaction costs. The Fund may also close out its option positions before they expire by entering into a closing purchase transaction as discussed under "What are the Fund's Potential Risks?-Options" and subject to the same risks.

The Fund's investment in options and certain securities transactions involving actual or deemed short sales may be limited by the requirements of the Code for qualification as a regulated investment company and are subject to special tax rules that may affect the amount, timing, and character of distributions to shareholders. These securities require the application of complex and special tax rules and elections. For more information, please see "Additional Information Regarding Taxation" in the SAI.

Foreign Securities. The Fund may invest in foreign securities if these investments are consistent with the Fund's investment objective. The Fund may buy sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"). ADRs are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. GDRs and EDRs are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. The Fund may also buy the securities of foreign issuers directly in foreign markets, and may buy the securities of issuers in developing nations. The Fund intends to limit its investment in foreign securities to no more than 25% of its total assets. Please see "What are the Fund's Potential Risks? - Foreign Securities" in this prospectus and "How Does the Fund Invest Its Assets?
- Depositary Receipts" in the SAI.

Convertible Securities. The Fund may invest up to 25% of its total assets in convertible securities, although its current investment strategy is to limit these investments to less than 5% of its net assets. A convertible security is generally a debt obligation or a preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security may be called by the issuer but only after a specified date and under circumstances established at the time the security is issued. Convertible securities provide a fixed-income stream and the opportunity, through their conversion feature, to participate in any capital appreciation resulting from a market price advance in the convertible security's underlying common stock. Though the Fund intends to invest in liquid convertible securities there can be no assurance that this will always be achieved. For more information on convertible securities, including liquidity issues, please see "How Does the Fund Invest Its Assets?" in the SAI.

Other Investment Policies of the Fund

To earn additional income, the Fund may also engage to a limited extent in the following investment practices each of which may involve special risks. The SAI contains more detailed information about these practices, including limitations designed to reduce these risks.

Loans of Portfolio Securities. Consistent with procedures approved by the Board and subject to the following conditions, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 25% of the value of the Fund's total assets at the time of the most recent loan. The borrower must deposit with the Fund's custodian bank collateral with an initial market value of at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 102%. This collateral shall consist of cash, securities issued by the U.S. government, its agencies or instrumentalities, or irrevocable letters of credit. The lending of securities is a common practice in the securities industry. The Fund may engage in security loan arrangements with the primary objective of increasing the Fund's income either through investing the cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

Repurchase Agreements. The Fund may engage in repurchase transactions in which the Fund buys a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund in each agreement, with the value of the underlying security marked-to-market daily to maintain coverage of at least 100%. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral. The Fund, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks that are deemed creditworthy by Advisory Services. A repurchase agreement is deemed to be a loan by the Fund under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Fund by a custodian bank approved by the Board and will be held pursuant to a written agreement.

Borrowing. As a fundamental policy, the Fund does not borrow money or mortgage or pledge any of its assets, except that it may borrow up to 15% of its total assets (including the amount borrowed) from banks in order to meet redemption requests that might otherwise require the untimely disposition of portfolio securities or for other temporary or emergency purposes and may pledge its assets in connection therewith. The Fund will not buy any securities while borrowings exceed 5% of its total assets.

Short-Selling. The Fund may make short sales. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security.

Illiquid Investments. The Fund's policy is not to invest more than 10% of its net assets, at the time of purchase, in illiquid securities and securities with legal or contractual restrictions on resale. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

Percentage Restrictions. If a percentage restriction noted above is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in value of portfolio securities or the amount of net assets will not be considered a violation of any of the foregoing policies.

Other Policies and Restrictions. The Fund has a number of additional investment restrictions that limit its activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Fund's investment policies, please see "How Does the Fund Invest Its Assets?" and "Investment Restrictions" in the SAI.

What are the Fund's Potential Risks?

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of Fund shares may also change with movements in the stock and bond markets as a whole.

An investment in the Fund involves certain speculative considerations and may involve a higher degree of risk than an investment in shares of more traditional open-end, diversified investment companies because the Fund may invest up to 100% of its assets in the securities of issuers (including closed-end funds) with less than three years continuous operation. The securities of certain closed-end funds in which the Fund will invest may lack a liquid secondary market. For more information please see "How Does the Fund Invest Its Assets? - Closed-End Funds" in the SAI.

The Fund's Approach to Value Investing. The Fund will invest principally in the securities of companies believed by Advisory Services to be undervalued. Securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock market in general or as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting a company. Often these companies are attempting to recover from business setbacks or adverse events (turnarounds), cyclical downturns, or, in certain cases, bankruptcy.

Cyclical stocks in which the Fund may invest tend to increase in value more quickly during economic upturns than noncyclical stocks, but they also tend to lose value more quickly in economic downturns. As with all investments, there is always the possibility when investing in these securities that Advisory Services may be incorrect in its assessment of a particular industry or company or that Advisory Services may not buy these securities at their lowest possible prices or sell them at their highest.

The Fund's purchase of securities of companies emerging from bankruptcy may present risks that do not exist with other investments. Companies emerging from bankruptcy may have some difficulty retaining customers and suppliers who prefer transacting with solvent organizations. If new management is installed in a company emerging from bankruptcy, the management may be considered untested; if the existing management is retained, the management may be considered incompetent. Further, even when a company has emerged from bankruptcy with a lower level of debt, it may still retain a relatively weak balance sheet. During economic downturns these companies may not have sufficient cash flow to pay their debt obligations and may also have difficulty finding additional financing. In addition, reduced liquidity in the secondary market may make it difficult for the Fund to sell the securities or to value them based on actual trades.

The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclicals and companies emerging from bankruptcy, companies reporting poor earnings, and companies whose share prices have declined sharply or that are not widely followed, differs from the approach followed by many other mutual funds. Advisory Services believes, however, that these securities may provide a greater total investment return than securities whose prices appear to reflect anticipated favorable developments.

Non-diversification. As a non-diversified investment company under the 1940 Act, the Fund may concentrate its investments in the securities of a smaller number of issuers than if it were a diversified company. An investment in the Fund therefore will entail greater risk than an investment in a diversified investment company because a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio, and economic, political or regulatory developments may have a greater impact on the value of the Fund's portfolio than would be the case if the portfolio were diversified among more issuers. All securities in which the Fund may invest are inherently subject to market risk, and the market value of the Fund's investments will fluctuate.

The Fund intends to comply with the diversification and other requirements applicable to regulated investment companies under the Code. As a non-diversified investment company under the 1940 Act, the Fund may invest more than 5% and up to 25% of its assets in the securities of any one issuer at the time of purchase. For purposes of the Code, however, as of the last day of any fiscal quarter, the Fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, the Fund may not have more than 5% of its total assets invested in any one issuer, nor may it own more than 10% of the outstanding voting securities of any one issuer. These limitations do not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or to securities of investment companies that qualify as regulated investment companies under the Code.

Closed-end Funds. The Fund, by investing in securities of closed-end funds, indirectly pays a portion of the operating expenses, management expenses and brokerage costs of these companies. Thus, you will indirectly pay higher total management and operating expenses and other costs than you would otherwise incur if you directly owned the securities of such closed-end funds. You will also incur some duplicative costs such as advisory, administrative and brokerage fees. The Fund's investment strategy may result (i) in duplicative holdings, if two or more of the closed-end funds in whose securities the Fund invests own the same portfolio security and/or (ii) in situations whereby one closed-end fund in whose securities the Fund invests buys a portfolio security that another closed-end fund in whose securities the Fund invests is selling. However, the Fund offers the opportunity for a professionally managed portfolio of the securities of different closed-end funds and/or other companies that Advisory Services believes are undervalued in the marketplace.

Options. When the Fund writes (sells) covered call options, it will receive a cash premium that can be used in whatever way is believed by Advisory Services to be most beneficial to the Fund. The risks associated with covered option writing are that in the event of a price increase on the underlying security that would likely trigger the exercise of the call option, the Fund will not participate in the increase in price beyond the exercise price. It will generally be the Fund's policy, in order to avoid the exercise of a call option written by it, to cancel its obligation under the call option by entering into a "closing purchase transaction," if available, unless it is determined to be in the Fund's interest to deliver the underlying securities from its portfolio. A closing purchase transaction consists of the Fund buying an option having the same terms as the option written by the Fund, and has the effect of canceling the Fund's position as the writer of the option. The premium that the Fund will pay in executing a closing purchase transaction may be higher or lower than the premium it received when writing the option, depending in large part upon the relative price of the underlying security at the time of each transaction.

One risk involved in both the purchase and sale of options is that the Fund may not be able to effect a closing purchase transaction at a time when it wishes to do so or at an advantageous price. There is no assurance that a liquid market will exist for a given contract or option at any particular time. To mitigate this risk, the Fund will ordinarily buy and write options only if a secondary market for the option exists on a national securities exchange or in the over-the-counter market. Another risk is that during the option period, if the Fund has written a covered call option, it will have given up the opportunity to profit from a price increase in the underlying securities above the exercise price in return for the premium on the option (although, of course, the premium can be used to offset any losses or add to the Fund's income) but, as long as its obligation as a writer of such an option continues, the Fund will have retained the risk of loss should the price of the underlying security decline. In addition, the Fund has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once the Fund has received an exercise notice, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. The aggregate premiums paid on all such options that are held at any time will not exceed 20% of the Fund's total assets. Options are generally considered "derivative securities."

Foreign Securities. Investments in the securities of companies organized outside the U.S. or whose securities are principally traded outside the U.S. ("foreign issuers") may offer potential benefits not available from investments solely in securities of U.S. issuers. These benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of Advisory Services, to offer more potential for long-term capital appreciation or current earnings than investments in U.S. issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S., and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

Investments in securities of foreign issuers involve significant risks, including possible losses that are not typically associated with investments in securities of U.S. issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Changes in government administrations and economic or monetary policies in the U.S. or abroad, changes in circumstances surrounding dealings between nations, and changes in currency convertibility or exchange rates could also result in investment losses for the Fund. Other risks include the possibility that public information may not be as readily available for a foreign company as it is for a U.S.-domiciled company, that foreign companies are generally not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies, and that there is usually less government regulation of securities exchanges, brokers and listed companies. Confiscatory taxation or diplomatic developments could also affect these investments.

Investments in foreign securities where delivery takes place outside the U.S. will be made in compliance with applicable U.S. and foreign currency restrictions and other laws limiting the amount and type of foreign investments. The Fund may buy securities in any foreign country, developed or developing, but investments will not be made in any securities issued without stock certificates or comparable stock documents.

Foreign securities may be subject to greater fluctuations in price than U.S. securities. The markets on which foreign securities trade may also have less volume and liquidity. Securities acquired by the Fund outside the U.S. and that are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market will not be considered illiquid so long as the Fund acquires and holds the security with the intention of reselling the security in the foreign trading market, the Fund reasonably believes it can readily dispose of the security for cash in the U.S. or foreign market, and current market quotations are readily available.

You should carefully consider the substantial risks involved in investing in securities of foreign issuers - risks that are often heightened for investments in developing markets. For example, the small size, inexperience and limited volume of trading on securities markets in certain developing countries may make the Fund's investments in developing countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custody or other arrangements before making certain investments in such countries. The laws of some foreign countries may also limit the ability of the Fund to invest in securities of certain issuers located in those countries.

Interest Rate, Currency and Market Risk. To the extent the Fund invests in debt securities, changes in interest rates in any country where the Fund is invested will affect the value of the Fund's portfolio and its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the Fund's shares. To the extent the Fund invests in common stocks, a general market decline, in any country where the Fund is invested, may also cause the Fund's share price to decline. Changes in currency valuations will also affect the price of Fund shares. The value of worldwide stock markets, currency valuations, and interest rates has increased and decreased in the past. These changes are unpredictable and may happen again in the future. Who Manages the Fund?

The Board. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations.

Investment Manager. As of July 1, 1996, Advisory Services manages the Fund's assets and makes its investment decisions. Advisory Services also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Advisory Services and its affiliates manage over $150 billion in assets. Advisory Services employs the same individuals to manage the Fund's portfolio as the previous manager. The terms and conditions of the management services provided to the Fund are also the same. Please see "Investment Advisory and Other Services" and "General Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

Management Team. The team responsible for the day-to-day management of the Fund's portfolio since its inception is:

William Lippman

Portfolio Manager of Advisory Services

Mr. Lippman holds a bachelor of business administration degree from City College New York and a master's degree in business administration from the Graduate School of Business Administration of New York University. He has been with the Franklin Templeton Group since 1988.

Bruce C. Baughman

Portfolio Manager of Advisory Services

Mr. Baughman holds a bachelor of arts degree from Stanford University and a master of science degree in accounting from New York University. He has been with the Franklin Templeton Group since 1988.

Margaret McGee

Portfolio Manager of Advisory Services

Ms. McGee holds a bachelor of arts degree from William Paterson College. She has been with the Franklin Templeton Group since 1988.

Management Fees. During the fiscal year ended October 31, 1995, management fees totaling 0.54% of the average daily net assets of the Fund were paid to Advisers. Total expenses of the Fund, including fees paid to Advisers, were 1.17%.

Portfolio Transactions. Advisory Services tries to obtain the best execution on all transactions. If Advisory Services believes more than one broker or dealer can provide the best execution, consistent with internal policies, it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Does the Fund Purchase Securities For Its Portfolio?" in the SAI for more information.

Administrative Services. Under an agreement with Advisory Services, FT Services provides certain administrative services and facilities for the Fund. Please see "Investment Advisory and Other Services" and "General Information" in the SAI for more information.

The Fund's Rule 12b-1 Plan

The Fund has a distribution plan or "Rule 12b-1 Plan" under which it may pay or reimburse Distributors or others for activities primarily intended to sell shares of the Fund. Under the plan, the Fund may reimburse Distributors or others up to 0.25% per year of the Fund's average daily net assets for all expenses incurred by Distributors or others in the promotion and distribution of the Fund's shares. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates, printing prospectuses and reports used for sales purposes, preparing and distributing sales literature and advertisements, and a prorated portion of Distributors' overhead expenses.

In addition, pursuant to the plan, the Fund may pay Distributors or others a service fee to reimburse such parties for personal services provided to shareholders of the Fund and/or the maintenance of shareholder accounts. The total amount of service fees paid by the Fund shall not exceed 0.25% per year of the average daily net assets of the Fund. These payments are made pursuant to distribution and/or service agreements entered into between service providers and Distributors or the Fund directly. The maximum amount which the Fund may pay for the promotion and distribution of shares, including service fees, is 0.50% per year of the average daily net assets of the Fund. Payments in excess of reimbursable expenses under the plan in any year must be refunded. Further, expenses of Distributors other than for service fees in excess of 0.25% per year of the Fund's average net assets that otherwise qualify for payment may not be carried forward into successive annual periods.

During the first year after certain purchases made without a sales charge, Distributors may keep the Rule 12b-1 fees associated with the purchase. For more information, please see "The Fund's Underwriter" in the SAI.

How does the Fund Measure Performance?

From time to time, the Fund advertises its performance. The more commonly used measures of performance are total return, current yield and current distribution rate. Performance figures are usually calculated using the maximum sales charge, but certain figures may not include the sales charge.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield shows the income per share earned by the Fund. The current distribution rate shows the dividends or distributions paid to shareholders by the Fund. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Offering Price. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the Fund.

The Fund's investment results will vary. Performance figures are always based on past performance and do not indicate future results. For a more detailed description of how the Fund calculates its performance figures, please see "General Information" in the SAI.

How is the Trust Organized?

The Fund is a non-diversified series of Franklin Value Investors Trust (the "Trust"), an open-end management investment company, commonly called a mutual fund. The Trust, formerly known as the Franklin Balance Sheet Investment Fund, was organized as a Massachusetts business trust on September 11, 1989, and is registered with the SEC under the 1940 Act. Shares of each series of the Trust have equal and exclusive rights to dividends and distributions declared by that series and the net assets of the series in the event of liquidation or dissolution. Shares of the Fund are considered Class I shares for redemption, exchange and other purposes. In the future, additional series and classes of shares may be offered.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. It may hold a special meeting of a series, however, for matters requiring shareholder approval under the 1940 Act. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. The 1940 Act requires that we help you communicate with other shareholders in connection with removing members of the Board.

How Taxation Affects You and the Fund

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Fund and its shareholders, see "Additional Information Regarding Taxation" in the SAI.

The Fund has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

For federal income tax purposes, any income dividends that you receive from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether you have elected to receive them in cash or in additional shares.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time you have owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated for tax purposes as if paid by the Fund and received by you on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which you may realize a gain or a loss. Any loss incurred on the sale or exchange of Fund shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

For the fiscal year ended October 31, 1995, 99.62% of the income dividends paid by the Fund qualified for the corporate dividends-received deduction, subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.

Corporate shareholders should note that dividends paid by the Fund from sources other than the qualifying dividends it receives will not qualify for the dividends-received deduction. For example, any interest income and net short-term capital gain (in excess of any net long-term capital loss or capital loss carryover) included in investment company taxable income and distributed by the Fund as a dividend will not qualify for the dividends-received deduction.

Corporate shareholders should also note that availability of the corporate dividends-received deduction is subject to certain restrictions. For example, the deduction is eliminated unless the Fund's shares have been held (or deemed held) for at least 46 days in a substantially unhedged manner. The dividends-received deduction may also be reduced to the extent interest paid or accrued by a corporate shareholder is directly attributable to its investment in Fund shares. The entire dividend, including the portion that is treated as a deduction, is includable in the tax base on which the federal alternative minimum tax is computed and may also result in a reduction in the shareholder's tax basis in its Fund shares, under certain circumstances, if the shares have been held for less than two years. Corporate shareholders whose investment in the Fund is "debt financed" for these tax purposes should consult with their tax advisors concerning the availability of the dividends-received deduction.

The Fund will inform you of the source of your dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise you of the tax status for federal income tax purposes of such dividends and distributions.

If you are not considered a U.S. person for federal income tax purposes, you should consult with your financial or tax advisor regarding the applicability of U.S. withholding or other taxes on distributions received by you from the Fund and the application of foreign tax laws to these distributions.

You should consult your tax advisor with respect to the applicability of state and local intangible property or income taxes to your shares in the Fund and to distributions and redemption proceeds received from the Fund.

About Your Account

How Do I Buy Shares?

As of February 5, 1996, the Fund is closed to new investors, except retirement plan accounts. If you were a shareholder of record as of February 5, 1996, you may continue to add to your account with as little as $100 or buy additional shares through the reinvestment of dividend or capital gain distributions. We may waive the minimum for retirement plans. We may also refuse any order to buy shares. Currently, the Fund does not allow investments by Market Timers.

Sales Charge Reductions and Waivers

- If you qualify to buy shares under one of the sales charge reduction or waiver categories described below, please include a written statement with each purchase order explaining which privilege applies. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

Quantity Discounts. The sales charge you pay depends on the dollar amount you invest, as shown in the table below.

                                       TOTAL SALES CHARGE      AMOUNT PAID
                                       AS A PERCENTAGE OF     TO DEALER AS A
AMOUNT OF PURCHASE                    OFFERING  NET AMOUNT    PERCENTAGE OF
AT OFFERING PRICE                      PRICE     INVESTED     OFFERING PRICE*
-----------------------------------------------------------------------------
Less than $500,000                     1.50%       1.52%         1.50%

$500,000 but less than $1,000,000      1.00%       1.01%         1.00%

$1,000,000 or more**                   None        None          None

*The Fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated.

**If you invest $1 million or more, a Contingent Deferred Sales Charge may be imposed on an early redemption. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases.

Cumulative Quantity Discounts. To determine if you may pay a reduced sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your Class I and Class II shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

Letter of Intent. You may buy shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay.

By completing the Letter of Intent section of the shareholder application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Fund shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy and Sell Shares? - Letter of Intent" in the SAI or call Shareholder Services.

Group Purchases. If you are a member of a qualified group, you may buy Fund shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o    Was formed at least six months ago,

o    Has a purpose other than buying Fund shares at a discount,

o    Has more than 10 members,

o    Can arrange for meetings between our representatives and group members,

o Agrees to include sales and other Franklin Templeton Fund materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

Sales Charge Waivers. The Fund's sales charges (front-end and contingent deferred) will not apply to certain purchases. For waiver categories 1, 2 or 3 below: (i) the distributions or payments must be reinvested within 365 days of their payment date, and (ii) Class II distributions may be reinvested in either Class I or Class II shares. Class I distributions may only be reinvested in Class I shares.

The Fund's sales charges will not apply if you are buying shares with money from the following sources:

 1. Dividend and capital gain distributions from any Franklin Templeton Fund or a REIT sponsored or advised by Franklin Properties, Inc.

 2. Distributions from an existing retirement plan invested in the Franklin Templeton Funds

 3. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds, the Templeton Variable Annuity Fund, the Templeton Variable Products Series Fund, or the Franklin Government Securities Trust. You should contact your tax advisor for information on any tax consequences that may apply.

 4. Redemptions from any Franklin Templeton Fund if you:

o    Originally paid a sales charge on the shares,

o    Reinvest the money within 365 days of the redemption date, and

o    Reinvest the money in the same class of shares.

An exchange is not considered a redemption for this privilege. The Contingent Deferred Sales Charge will not be waived if the shares reinvested were subject to a Contingent Deferred Sales Charge when sold. We will credit your account in shares, at the current value, in proportion to the amount reinvested for any Contingent Deferred Sales Charge paid in connection with the earlier redemption, but a new Contingency Period will begin.

If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

 5. Redemptions from other mutual funds

If you sold shares of a fund that is not a Franklin Templeton Fund within the past 60 days, you may invest the proceeds without any sales charge if (a) the investment objectives were similar to the Fund's, and (b) your shares in that fund were subject to any front-end or contingent deferred sales charges at the time of purchase. You must provide a copy of the statement showing your redemption.

The Fund's sales charges will also not apply to purchases by:

 6. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

 7. Group annuity separate accounts offered to retirement   plans

 8. Retirement plans that (i) are sponsored by an employer with at least 100 employees, (ii) have plan assets of $1 million or more, or (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period. Retirement plans that are not Qualified Retirement Plans or SEPS, such as 403(b) or 457 plans, must also meet the requirements described under "Group Purchases" above.

 9. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

10. Broker-dealers, registered investment advisors or certified financial planners who have entered into a supplemental agreement with Distributors for clients participating in comprehensive fee programs

11. Registered Securities Dealers and their affiliates, for their investment accounts only

12. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

13. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

14. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

15. Accounts managed by the Franklin Templeton Group

16. Certain unit investment trusts and their holders reinvesting distributions from the trusts

How Do I Buy Shares in Connection with Retirement Plans?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, please call our Retirement Plans Department.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

Other Payments to Securities Dealers

The payments below apply to Securities Dealers who initiate and are responsible for certain purchases made without a sales charge. A Securities Dealer may only receive one of these payments for each qualifying purchase. Securities Dealers who receive payments under items 1 or 2 below will earn the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase. The payments described below are paid by Distributors or one of its affiliates, at its own expense, and not by the Fund or its shareholders.

1. Securities Dealers will receive up to 1% of the purchase price for purchases of $1 million or more.

2. Securities Dealers may, in the sole discretion of Distributors, receive up to 1% of the purchase price for purchases made under waiver category 8 above.

3. Securities Dealers may receive up to 0.25% of the purchase price for purchases made under waiver categories 6, 9 and 10 above.

Please see "How Do I Buy and Sell Shares - Other Payments to Securities Dealers" in the SAI for any breakpoints that may apply.

Securities Dealers may receive additional compensation from Distributors or an affiliated company in connection with selling shares of the Franklin Templeton Funds. Compensation may include financial assistance for conferences, shareholder services, automation, sales or training programs, or promotional activities. Registered representatives and their families may be paid for travel expenses, including lodging, in connection with business meetings or seminars. In some cases, this compensation may only be available to Securities Dealers whose representatives have sold or are expected to sell significant amounts of shares. Securities Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or self-regulatory agency, such as the NASD.

General

Securities laws of states in which the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required to register as securities dealers pursuant to state law.

May I Exchange Shares for Shares of Another Fund?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums.

METHOD              STEPS TO FOLLOW
--------------------------------------------------------------------------------
By Mail             1. Send us written instructions signed by all account owners

                    2. Include any outstanding share certificates for the shares you're exchanging
--------------------------------------------------------------------------------
By Phone            Call Shareholder Services or TeleFACTS(R)

                    - If you do not want the ability to exchange by phone to
                      apply to your account, please let us know.
--------------------------------------------------------------------------------
Through Your Dealer  Call your investment representative
--------------------------------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be transferred to the fund being exchanged into and will be invested at Net Asset Value.

If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment objective exist immediately. This money will then be withdrawn from the short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

Will Sales Charges Apply to My Exchange?

You generally will not pay a front-end sales charge on exchanges. Exchanges of shares of the Fund that were purchased with a lower sales charge into a fund that has a higher sales charge will be charged the difference, unless the shares were held in the Fund for at least twelve months before executing the exchange (six months for shares purchased before September 30, 1994, by persons who were shareholders of the Fund as of July 30, 1994). If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

Contingent Deferred Sales Charge. We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. For accounts with shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund in the order they were purchased. If you exchange shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. For more information about the Contingent Deferred Sales Charge, please see that section under "How Do I Sell Shares?"

Exchange Restrictions

Please be aware that the following restrictions apply to exchanges:

o    You may only exchange shares within the same class.

o The accounts must be identically registered. You may exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account(s). Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact our Retirement Plans Department for information on exchanges within these plans.

o    The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o    Currently, the Fund does not allow investments by Market Timers.

Because excessive trading can hurt Fund performance and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

How Do I Sell Shares?

You may sell (redeem) your shares at any time.

METHOD                STEPS TO FOLLOW
--------------------------------------------------------------------------------
By Mail               1. Send us written instructions signed by all account
                         owners

                      2. Include any outstanding share certificates for the
                         shares you are selling

                      3. Provide a signature guarantee if required

                      4. Corporate, partnership and trust accounts may need to
                         send additional documents. Accounts under court jurisdiction may have additional requirements.
--------------------------------------------------------------------------------
By Phone              Call Shareholder Services

(Only available if    Telephone requests will be accepted:
you have completed
and sent to us the    o If the request is $50,000 or less. Institutional
telephone redemption    accounts may exceed $50,000 by completing a separate
agreement included      agreement. Call Institutional Services to receive a
with this prospectus)   copy.

                      o If there are no share certificates issued for the shares you want to sell or you have already returned them to the Fund

                      o Unless you are selling shares in a Trust Company
                        retirement plan account

                      o Unless the address on your account was changed by phone
                        within the last 30 days
--------------------------------------------------------------------------------
Through Your Dealer   Call your investment representative
--------------------------------------------------------------------------------

We will send your redemption check within seven days after we receive your request in proper form. If you sell your shares by phone, the check may only be made payable to all registered owners on the account and sent to the address of record. We are not able to receive or pay out cash in the form of currency.

If you sell shares you just purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

Trust Company Retirement Plan Accounts

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call our Retirement Plans Department.

Contingent Deferred Sales Charge

If you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

We will first redeem shares not subject to the charge in the following order:

1) A calculated number of shares equal to the capital appreciation on shares held less than the Contingency Period,

2) Shares purchased with reinvested dividends and capital gain distributions, and

3) Shares held longer than the Contingency Period.

We then redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated dollar amount, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated number of shares, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

Waivers. We waive the Contingent Deferred Sales Charge for:

o    Exchanges

o    Account fees

o    Sales of shares purchased pursuant to a sales charge waiver

o Redemptions by the Fund when an account falls below the minimum required account size

o    Redemptions following the death of the shareholder or beneficial owner

o    Redemptions through a systematic  withdrawal plan set up before February 1,
     1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% a month of an account's Net Asset Value (3% quarterly, 6% semiannually or 12% annually). For example, if you maintain an annual balance of $1 million, you can withdraw up to $120,000 annually through a systematic withdrawal plan free of charge.

o Distributions from individual retirement plan accounts due to death or disability or upon periodic distributions based on life expectancy

o    Tax-free returns of excess contributions from employee benefit plans

o    Distributions   from  employee  benefit  plans,   including  those  due  to
     termination or plan transfer

What Distributions Might I Receive from the Fund?

You may receive two types of distributions from the Fund:

1. Income dividends. The Fund receives income generally in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any capital loss carryforward or post October loss deferral) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed capital gains from the prior fiscal year. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.

The Fund declares dividends from its net investment income quarterly, payable in March, June, September and December, to shareholders of record on the first business day before the 15th of the month and pays them on or about the last day of that month. Capital gains, if any, may be distributed annually, usually in December.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution.

Distribution Options

You may receive your distributions from the Fund in any of these ways:

1. Buy additional shares of the Fund - You may buy additional shares of the Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. Buy shares of other Franklin Templeton Funds - You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments.

3. Receive distributions in cash - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee. If you send the money to a checking account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

To select one of these options, please complete sections 6 and 7 of the shareholder application included with this prospectus or tell your investment representative which option you prefer. If you do not select an option, we will automatically reinvest dividend and capital gain distributions in the Fund. For Trust Company retirement plans, special forms are required to receive distributions in cash. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days prior to the record date for us to process the new option.

Transaction Procedures and Special Requirements

How and When Shares are Priced

The Fund is open for business each day the Exchange is open. We determine the Net Asset Value per share as of the scheduled close of the Exchange, generally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price of the Fund in many newspapers.

To calculate Net Asset Value per share, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

The Price We Use When You Buy or Sell Shares

You buy shares at the Offering Price, unless you qualify to buy shares at a reduced sales charge or with no sales charge. The Offering Price is based on the Net Asset Value per share and includes the maximum sales charge. We calculate it to two decimal places using standard rounding criteria. You sell shares at Net Asset Value.

We  will  use the  Net  Asset  Value  next  calculated  after  we  receive  your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

Proper Form

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

Written Instructions

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o    Your name,

o    The Fund's name,

o    A description of the request,

o    For exchanges, the name of the fund you're exchanging into,

o    Your account number,

o    The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

Signature Guarantees

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature and may be obtained from certain banks, brokers or other eligible guarantors. You should verify that the institution is an eligible guarantor prior to signing. A notarized signature is not sufficient.

Share Certificates

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form. In this case, you should send the certificate and assignment form in separate envelopes.

Telephone Transactions

You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We will also record calls. We will not be liable for following instructions communicated by telephone if we reasonably believe they are genuine. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss.

If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send written instructions to us, as described elsewhere in this prospectus. If you are unable to execute a transaction by telephone, we will not be liable for any loss.

Trust Company Retirement Plan Accounts. You may not sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call our Retirement Plans Department.

Account Registrations and Required Documents

When you open an account, you need to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

Joint Ownership. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, all owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, you will not be able to change owners on the account unless all owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.

Gifts and Transfers to Minors. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

Trusts. If you register your account as a trust, you should have a valid written trust document to avoid future disputes or possible court action over who owns the account.

Required Documents. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in proc-essing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT      DOCUMENTS REQUIRED
--------------------------------------------------------------------------------
Corporation          Corporate Resolution
--------------------------------------------------------------------------------
Partnership          1. The pages from the partnership agreement that identify
                        the general partners, or

                     2. A certification for a partnership agreement
--------------------------------------------------------------------------------
Trust                1. The pages from the trust document that identify the
                        trustees, or

                     2. A certification for trust
--------------------------------------------------------------------------------

Street or Nominee Accounts. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we will not process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

Electronic Instructions. If there is a Securities Dealer or other representative of record on your account, we are authorized to use and execute electronic instructions. We can accept electronic instructions directly from your dealer or representative without further inquiry. Electronic instructions may be processed through the services of the NSCC, which currently include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems, or through Franklin/Templeton's PCTrades II(TM) System.

Tax Identification Number

For tax reasons, we must have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if
(i) you have not furnished a certified correct taxpayer  identification  number,
(ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the Fund that the number you gave us is incorrect, or
(iv) you are subject to backup withholding.

We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

Keeping Your Account Open

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $1,250 ($500 for an IRA account). We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $2,500.

Services to Help You Manage Your Account

Automatic Investment Plan

Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the automatic investment plan application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

Automatic Payroll Deduction

You may have money transferred from your paycheck to the Fund to buy additional shares. Your investments will continue automatically until you instruct the Fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.

Systematic Withdrawal Plan

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers" below. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the first business day of the month in which a payment is scheduled for payments before February 1997 and on the 25th day of the month beginning with your February 1997 payment. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.

You will generally receive your payment by the fifth business day of the month in which a payment is scheduled. Beginning with your February 1997 payment, however, you will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Because of the Fund's front-end sales charge, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment.

The Fund may also discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

Electronic Fund Transfers

You may choose to have dividend and capital gain distributions from the Fund or payments under a systematic withdrawal plan sent directly to a checking account. If the checking account is with a bank that is a member of the Automated
Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

TeleFACTS(R)

From a touch-tone phone, you may call our TeleFACTS system (day or night) at 1-800/247-1753 to:

o    obtain information about your account;

o    obtain price and performance information about any Franklin Templeton Fund;

o    exchange shares between identically registered Franklin accounts; and

o    request duplicate statements and deposit slips.

You will need the Fund's code number to use TeleFACTS. The Fund's code is 150.

Statements and Reports to Shareholders

We will send you the following statements and reports on a regular basis:

o    Confirmation  and  account  statements  reflecting   transactions  in  your
     account, including additional purchases and dividend reinvestments. Please verify the accuracy of your statements when you receive them.

o Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports or an interim quarterly report.

Institutional Accounts

Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. For further information, call Institutional Services.

Availability of These Services

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

What If I Have Questions About My Account?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The Fund and Distributors are also located at this address. Advisory Services is located at One Parker Plaza, Sixteenth Floor, Fort Lee, New Jersey 07024. You may also contact us by phone at one of the numbers listed below.

                                               HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME          TELEPHONE NO.         (MONDAY THROUGH FRIDAY)
--------------------------------------------------------------------------------
Shareholder Services     1-800/632-2301        5:30 a.m. to 5:00 p.m.

Dealer Services          1-800/524-4040        5:30 a.m. to 5:00 p.m.

Fund Information         1-800/DIAL BEN        5:30 a.m. to 8:00 p.m.

                        (1-800/342-5236)       6:30 a.m. to 2:30 p.m. (Saturday)

Retirement Plans         1-800/527-2020        5:30 a.m. to 5:00 p.m.

Institutional Services   1-800/321-8563        6:00 a.m. to 5:00 p.m.

TDD (hearing impaired)   1-800/851-0637        5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

Glossary

Useful Terms and Definitions

1940 Act - Investment Company Act of 1940, as amended

Advisers - Franklin Advisers, Inc., the Fund's former investment manager

Advisory Services - Franklin Advisory Services, Inc., the Fund's investment manager

Board - The Board of Trustees of the Trust

CD - Certificate of deposit

Class I and Class II - Certain funds in the Franklin Templeton Funds offer two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Because the Fund's sales charge structure and Rule 12b-1 plan are similar to those of Class I shares, shares of the Fund are considered Class I shares for redemption, exchange and other purposes.

Code - Internal Revenue Code of 1986, as amended

Contingency Period - The 12 month period during which a Contingent Deferred Sales Charge may apply. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

Contingent Deferred Sales Charge (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

Eligible Governmental Authority - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy shares of the Fund without paying sales charges.

Exchange - New York Stock Exchange

Franklin Funds - The mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin Government Securities Trust

Franklin Templeton Funds - The Franklin Funds and the Templeton Funds

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the Fund's administrator

Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

Letter - Letter of Intent

Market Timer(s) - Market Timers generally include market timing or allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern.

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

Offering Price - The public offering price is based on the Net Asset Value per share and includes the 1.50% sales charge.

Qualified Retirement Plan(s) - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

REIT - Real Estate Investment Trust

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP - An employer sponsored simplified employee pension plan established under section 408(k) of the Code

TeleFACTS(R) - Franklin Templeton's automated customer servicing system

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PROSPECTUS & APPLICATION

FRANKLIN VALUE FUND

INVESTMENT STRATEGY

GROWTH & INCOME

MARCH 11, 1996

AS AMENDED DECEMBER 1, 1996

FRANKLIN VALUE INVESTORS TRUST

This prospectus describes the Franklin Value Fund (the "Fund"). It contains information you should know before investing in the Fund. Please keep it for future reference.

The Fund's SAI, dated March 11, 1996, as may be amended from time to time, includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN or write the Fund at the address shown.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This prospectus is not an offering of the securities herein described in any state in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this prospectus. Further information may be obtained from Distributors.

FRANKLIN
VALUE
FUND
MARCH 11, 1996
AS AMENDED DECEMBER 1, 1996

When reading this prospectus, you will see certain terms beginning with capitql letters. This means the term is explained in our glossary section.

Table of Contents

About the Fund


Expense Summary.........................................................      2
Financial Highlights....................................................      3
How does the Fund Invest its Assets?....................................      4
What are the Fund's Potential Risks?....................................     11
Who Manages the Fund?...................................................     16
How does the Fund Measure Performance?..................................     19
How is the Trust Organized?.............................................     19
How Taxation Affects You and the Fund...................................     20
About Your Account
How Do I Buy Shares?....................................................     21
May I Exchange Shares for Shares of Another Fund?.......................     27
How Do I Sell Shares?...................................................     30
What Distributions Might I Receive from the Fund?.......................     32
Transaction Procedures and Special Requirements.........................     34
Services to Help You Manage Your Account................................     38
Glossary
Useful Terms and Definitions............................................     42
Appendix
Description of Ratings .................................................     44

777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777
1-800/DIAL BEN

ABOUT THE FUND

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in the Fund. It is based on the contractual management and Rule 12b-1 fees of each class for the current fiscal year and annualized operating expenses for Class I shares for the period March 11, 1996, to June 30, 1996.
Your actual expenses may vary.

                                                     CLASS I  CLASS II

A.Shareholder Transaction Expenses+
   Maximum Sales Charge Imposed on Purchases
    (as a percentage of Offering Price)              4.50%++  1.99%+++
   Paid at the time of purchase                      4.50%    1.00%
   Paid at redemption++++                            None     0.99%

B. ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
   Management Fees                                   0.75%*   0.75%*
   Rule 12b-1 Fees                                   0.35%**  1.00%**
   Other Expenses                                    0.51%    0.51%
   Total Fund Operating Expenses                     1.61%*   2.26%*

C.  EXAMPLE

   Assume the annual return for each class is 5% and operating expenses are as described above. For each $1,000 investment, you would pay the following projected expenses if you sold your shares after the number of years shown.

                          1 YEAR         3 YEARS
   Class I                  $61***         $93
   Class II                 $42            $80

   For the same Class II investment, you would pay projected expenses of $33 if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.

   THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.

++There is no front-end sales charge if you invest $1 million or more in Class I shares.

+++Although Class II has a lower front-end sales charge than Class I, its Rule 12b-1 fees are higher. Over time you may pay more for Class II shares. Please see "How Do I Buy Shares? - Deciding Which Class to Buy."

++++A Contingent Deferred Sales Charge may apply to any Class II purchase if you sell the shares within 18 months and to Class I purchases of $1 million or more if you sell the shares within one year. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount paid by you would be the same. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

*Advisers has agreed in advance to limit its management fees and make certain payments to reduce the Fund's expenses. With this reduction, contractual and expected management fees would be 0.49% and total operating expenses for Class I and Class II would be 1.35% and 2.00%.

**The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.

***Assumes a Contingent Deferred Sales Charge will not apply.

FINANCIAL HIGHLIGHTS

This table summarizes the financial history for Class I shares of the Fund. The information has not been audited. Information for Class II shares will be included after they have been offered to the public for a reasonable period of time.

                                                   MARCH 11, 1996
                                                 TO JUNE 30, 1996
CLASS I                                               (UNAUDITED)
Per Share Operating Performance
Net Asset Value at beginning of period                  $15.00
Net investment income                                     0.045
Net realized & unrealized gain on securities              1.025
Total from investment operations                          1.070
Distributions from net investment income                 (0.03)
Distributions from realized capital gains                    -
Total distributions                                      (0.03)
Net Asset Value at end of period                        $16.04
Total Return*                                             7.13%
Ratios/Supplemental Data
Net assets at end of period (in 000's)                     $3,950
Ratio of expenses to average net assets                   1.34%+,++
Ratio of expenses to average net assets
  (before fee waiver and expense reduction)               1.53%++
Ratio of net investment income to average net assets      1.48%++
Portfolio turnover rate                                   1.94%
Average commission rate**                                 0.0396

+During the period indicated, Advisory Services agreed in advance to waive all or a portion of its management fees and pay all or a portion of the other expenses of the Fund.

++Annualized.

*Total return measures the change in value of an investment over the period indicated. It is not annualized. It does not include the maximum front-end sales charge or Contingent Deferred Sales Charge, and assumes reinvestment of dividends and capital gains at Net Asset Value.

**Represents the average broker commission rate per share paid by the Fund in connection with the execution of the Fund's portfolio transactions in equity securities.

HOW DOES THE FUND INVEST ITS ASSETS?

THE FUND'S INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek long-term total return. The objective is a fundamental policy of the Fund and may not be changed without shareholder approval. Of course, there is no assurance that the Fund's objective will be achieved.

TYPES OF SECURITIES IN WHICH THE FUND MAY INVEST

The Fund seeks to achieve its objective by investing at least 65% of its assets in the securities of companies that Advisory Services believes are undervalued. The securities the Fund may invest in include common and preferred stocks, warrants, secured and unsecured bonds, and notes. Income is a secondary consideration of the Fund, although it is not part of the Fund's investment objective.

The Fund invests at least 65% of its assets in companies of various sizes that Advisory Services believes are selling substantially below the underlying value of their assets or their private market value. Private market value is what a sophisticated investor would pay for the entire company. Advisory Services may take into account a variety of factors in order to determine whether to buy or hold securities, including: low price to earnings ratio relative to the market, industry group or earnings growth; low price relative to book value or cash flow; valuable franchises, patents, trademarks, trade names, distribution channels or market share for particular products or services, tax loss carryforwards, or other intangibles that may not be reflected in stock prices; ownership of understated or underutilized tangible assets such as land, timber or minerals; underutilized cash or investment assets; and unusually high current income. These criteria and others, alone and in combination, may identify companies that are attractive to financial or strategic acquirers (i.e. takeover candidates). Purchases may include companies in cyclical businesses, turnarounds and companies emerging from bankruptcy. Purchase decisions may also be influenced by company and its insiders' stock buy-backs.

In anticipation of and during temporary defensive periods or when the type of investments in which the Fund intends to invest are not available at prices that Advisory Services believes are attractive, the Fund may invest up to 100% of its total assets in: (1) securities of the U.S. government and certain of its agencies or instrumentalities that mature in one year or less from the date of purchase, including U.S. Treasury bills, notes and bonds, and securities of the Government National Mortgage Association, the Federal Housing Administration and other agency or instrumentality issues or guarantees that are supported by the full faith and credit of the U.S. government; (2) obligations issued or guaranteed by other U.S. government agencies or instrumentalities, some of which are supported by the right of the issuer to borrow from the U.S. government (e.g., obligations of the Federal Home Loan Banks) and some of which are backed by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association); (3) bank obligations, including negotiable and non-negotiable CDs (subject to the 10% aggregate limit on the Fund's investment in illiquid securities), letters of credit and bankers' acceptances, or instruments secured by these types of obligations, issued by banks and savings institutions that are subject to regulation by the U.S. government, its agencies or instrumentalities and that have assets of over $1 billion, unless these types of obligations are guaranteed by a parent bank that has total assets in excess of $5 billion; (4) commercial paper considered by Advisory Services to be of high quality, which must be rated within the two highest rating categories by Standard & Poor's Corporation ("S&P") or Moody's Investors Service ("Moody's") or, if unrated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and (5) corporate obligations including, but not limited to, corporate notes, bonds and debentures considered by Advisory Services to be high grade or that are rated within the two highest rating categories by S&P or Moody's. Please see "Appendix" for a discussion of ratings.

Whether investing for value or for other reasons, Advisory Services may buy any of the types of securities described below and in the SAI. The Fund currently intends to invest primarily in domestic securities, but it may also invest its assets in foreign securities.

Common and Preferred Convertible Securities. The Fund may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock. The Fund may also invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), and in synthetic convertible securities.

Foreign Securities. The Fund may invest in foreign securities if these investments are consistent with the Fund's investment objective. The Fund may buy sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"). ADRs are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. GDRs and EDRs are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. The Fund may also buy the securities of foreign issuers directly in foreign markets, and may buy the securities of issuers in developing nations. Please see "What are the Fund's Potential Risks? - Foreign Securities" in this Prospectus.

Options. The Fund may write (sell) call options on securities that are listed on a national securities exchange or traded over-the-counter ("OTC") and buy listed and OTC call and put options on securities and securities indices. The Fund may write a call option only if the option is "covered," which means so long as the Fund is obligated as the writer of a call option, it will either own (i) the underlying security subject to the call or (ii) a call on the same security where the exercise price of the call held is equal to or less than the exercise price of the call written. The Fund will not invest in any stock options or stock index options, other than for hedging or in covered positions, if the option premiums paid on its open positions exceed 5% of the value of the Fund's total assets. The Fund may enter into closing purchase transactions with respect to its open option positions.

An option on a security is a contract that allows the buyer of the option, in return for the premium paid, the right to buy a specified security (call option) or to sell a specified security (put option) from or to the writer of the option at a designated price during the term of the option. Options on securities indices are similar to options on securities except that, rather than the right to buy or sell particular securities at a specified price, options on a securities index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (for calls, or less than, for puts) the exercise price of the option. The Fund may also engage in spread and straddle transactions, although it intends to limit these transactions to no more than 5% of the Fund's net assets. Please see "What are the Fund's Potential Risks?" below for more information about options.

Futures. The Fund may enter into (i) contracts for the purchase or sale for future delivery of securities, (ii) contracts based on securities indices and
(iii) options on these contracts. At the present time, the Fund intends to limit these investments to no more than 5% of its net assets.

Options, futures and options on futures are generally considered "derivative securities." The Fund's investment in options, futures and options on futures will be for portfolio hedging or other appropriate risk management purposes in an effort to stabilize principal fluctuations to achieve the Fund's investment objective and not for speculation.

Structured Notes. The Fund may invest in structured notes. Structured notes entitle their holders to receive some portion of the principal or interest payments that would be due on traditional debt obligations. A zero coupon bond, which is the right to receive only the principal portion of a debt security, is a simple form of structured note. A structured note's performance or value may be linked to a change in return, interest rate, or value at maturity of the change in an identified or "linked" equity security, currency, interest rate, index or other financial indicator. The holder's right to receive principal or interest payments on a structured note may also vary in timing or amount, depending on changes in certain rates of interest or other external events.

Loan Participations. Through a loan participation, the Fund can buy from a lender a portion of a larger loan that it has made to a borrower. By buying loan participations, the Fund may be able to acquire interests in loans from financially strong borrowers that the Fund could not otherwise acquire. These instruments are typically interests in floating or variable rate senior loans to U.S. corporations, partnerships, and other entities. Generally, loan participations are sold without guarantee or recourse to the lending institution and are subject to the credit risks of both the borrower and the lending institution. While loan participations generally trade at par value, if the borrowers have credit problems, some may sell at discounts. To the extent the borrower's credit problems are resolved, the loan participations may then appreciate in value. These loan participations, however, carry substantially the same risk as that for defaulted debt obligations and may cause loss of the entire investment. Most loan participations are illiquid and therefore will be included in the Fund's limitation on illiquid investments.

Mortgage-Backed and Asset-Backed Securities. The Fund may invest in mortgage-backed securities, including collateralized mortgage obligations, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. In addition, the Fund may buy asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. These securities are generally issued by trusts and special purpose corporations. Please see "What are the Fund's Potential Risks? - Mortgage-Backed and Asset-Backed Securities" below for more information.

Trade Claims. The Fund may invest in trade claims, which are purchased from creditors of companies in financial difficulty who seek to reduce the number of debt obligations they are owed. At the present time, however, the Fund intends to limit these investments to no more than 5% of the Fund's net assets.

Small Companies. The Fund may invest in companies that have relatively small revenues, limited product lines, and a small share of the market for their products or services. Small companies may lack depth of management, the ability to internally generate funds necessary for growth or potential development, or the ability to generate funds through external financing on favorable terms. They may also attempt to develop or market new products or services for which markets are not yet established and may never become established. Due to these and other factors, small companies may suffer significant losses, as well as realize substantial growth. Please see "What are the Fund's Potential Risks? - Small Companies" below for more information.

High Yielding, Fixed-Income Securities. The Fund may invest up to 35% of its net assets in lower rated, fixed-income and convertible securities (those rated BB or lower by S&P or Ba or lower by Moody's) and unrated securities of comparable quality, which Advisory Services believes possess intrinsic values in excess of the current market prices of such securities. Lower rated bonds are commonly called "junk bonds." Lower rated securities are considered by S&P, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation, and they generally involve more credit risk than securities in the higher rating categories. Lower rated securities in which the Fund may invest include securities rated D, the lowest rating category of S&P, or unrated securities of comparable quality. Debt obligations rated D are in default and the payment of interest and/or repayment of principal is in arrears. Please see "What are the Fund's Potential Risks?" below for more information.

Zero Coupon Securities and Pay-in-Kind Bonds. Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payments of interest before maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are generally issued and traded at a discount from their face amounts or par value. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon or deferred interest securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on the security that accrues that year, even though the holder receives no cash payments of interest during the year.

Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds. The Fund will be deemed to receive interest over the life of the bonds and be treated as if interest were paid on a current basis for federal income tax purposes, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature. More information is included under "What are the Fund's Potential Risks?" and in the tax section of the SAI.

Restricted Securities. Some of the securities the Fund buys are considered "restricted securities." The Fund's investment in restricted securities may not exceed 15% of its net assets. Restricted securities are securities with legal or contractual restrictions on resale, including securities that are not registered under the 1933 Act. Securities not registered under the 1933 Act may not be sold without first being registered, unless there is an available exemption under the 1933 Act. Normally the costs of registering these securities is borne by the issuer. Restricted securities involve certain risks, including the risk that a secondary market may not exist when a holder wants to sell them. In addition, the price and valuation of these securities may reflect a discount because they are perceived as having less liquidity than similar securities that are not restricted.

As with other securities in the Fund's portfolio, if no readily available market quotations exist for restricted securities, they will be valued at fair value in accordance with procedures adopted by the Board. If the Fund suddenly has to sell restricted securities, time constraints or a lack of interested, qualified buyers may prevent the Fund from receiving the carrying value of the securities at the time of the sale. Alternatively, Advisory Services may sell unrestricted securities it might have retained if the Fund had only held unrestricted securities.

OTHER INVESTMENT POLICIES OF THE FUND

Loans of Portfolio Securities. Consistent with procedures approved by the Board and subject to the following conditions, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 25% of the value of the Fund's total assets at the time of the most recent loan. The borrower must deposit with the Fund's custodian bank collateral with an initial market value of at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 100%. This collateral shall consist of cash, securities issued by the U.S. government, its agencies or instrumentalities, or irrevocable letters of credit.

Repurchase Agreements. The Fund may engage in repurchase transactions in which the Fund buys a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund in each agreement, with the value of the underlying security marked-to-market daily to maintain coverage of at least 100%. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral. The Fund, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks that are deemed creditworthy by Advisory Services. A repurchase agreement is deemed to be a loan by the Fund under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Fund by a custodian bank approved by the Board and will be held pursuant to a written agreement.

Borrowing. The Fund does not borrow money or mortgage or pledge any of its assets, except that it may borrow up to 33 1/3% of its total assets (including the amount borrowed) in order to meet redemption requests that might otherwise require the untimely disposition of portfolio securities or for other temporary or emergency purposes and may pledge its assets in connection therewith. The Fund will not make any additional investments while any borrowings exceed 5% of its total assets.

Illiquid Investments. The Fund's policy is not to invest more than 10% of its net assets, at the time of purchase, in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

Short-Selling. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security.

Percentage Restrictions. If a percentage restriction noted above is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in value of portfolio securities or the amount of net assets will not be considered a violation of any of the foregoing policies.

Other Policies and Restrictions. The Fund has a number of additional investment restrictions that limit its activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Fund's investment policies, please see "How Does the Fund Invest Its Assets?" and "Investment Restrictions" in the SAI.

WHAT ARE THE FUND'S POTENTIAL RISKS?

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of Fund shares may also change with movements in the stock and bond markets as a whole.

The Fund's Approach to Value Investing. The Fund will invest principally in the securities of companies believed by Advisory Services to be undervalued. Securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry, or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting a company. Often these companies are attempting to recover from business setbacks or adverse events (turnarounds), cyclical downturns, or, in certain cases, bankruptcy.

Cyclical stocks in which the Fund may invest tend to increase in value more quickly during economic upturns than noncyclical stocks, but they also tend to lose value more quickly in economic downturns. As with all investments, there is always the possibility when investing in these securities that Advisory Services may be incorrect in its assessment of a particular industry or company or that Advisory Services may not buy these securities at their lowest possible prices or sell them at their highest.

The Fund's purchase of securities of companies emerging from bankruptcy may present risks that do not exist with other investments. Companies emerging from bankruptcy may have some difficulty retaining customers and suppliers who prefer transacting with solvent organizations. If new management is installed in a company emerging from bankruptcy, the management may be considered untested; if the existing management is retained, the management may be considered incompetent. Further, even when a company has emerged from bankruptcy with a lower level of debt, it may still retain a relatively weak balance sheet. During economic downturns these companies may not have sufficient cash flow to pay their debt obligations and may also have difficulty finding additional financing. In addition, reduced liquidity in the secondary market may make it difficult for the Fund to sell the securities or to value them based on actual trades.

The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclicals and companies emerging from bankruptcy, companies reporting poor earnings, and companies whose share prices have declined sharply or that are not widely followed, differs from the approach followed by many other mutual funds. Advisory Services believes, however, that these securities may provide a greater total investment return than securities whose prices appear to reflect anticipated favorable developments.

Non-diversification. As a non-diversified investment company under the 1940 Act, the Fund may concentrate its investments in the securities of a smaller number of issuers than if it were a diversified company. An investment in the Fund therefore will entail greater risk than an investment in a diversified investment company because a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio, and economic, political or regulatory developments may have a greater impact on the value of the Fund's portfolio than would be the case if the portfolio were diversified among more issuers. All securities in which the Fund may invest are inherently subject to market risk, and the market value of the Fund's investments will fluctuate. The Fund intends to comply with the diversification and other requirements applicable to regulated investment companies under the Code. For more information, please see "How Does the Fund Invest Its Assets?- Non-diversification" in the SAI.

Foreign Securities. Investments in the securities of companies organized outside the U.S. or whose securities are principally traded outside the U.S. ("foreign issuers") may offer potential benefits not available from investments solely in securities of U.S. issuers. These benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of Advisory Services, to offer more potential for long-term capital appreciation or current earnings than investments in U.S. issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S., and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

Investments in securities of foreign issuers involve significant risks, including possible losses that are not typically associated with investments in securities of U.S. issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Changes in government administrations and economic or monetary policies in the U.S. or abroad, changes in circumstances surrounding dealings between nations, and changes in currency convertibility or exchange rates could also result in investment losses for the Fund. Other risks include the possibility that public information may not be as readily available for a foreign company as it is for a U.S.-domiciled company, that foreign companies are generally not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies, and that there is usually less government regulation of securities exchanges, brokers and listed companies. Confiscatory taxation or diplomatic developments could also affect these investments.

Investments in foreign securities where delivery takes place outside the U.S. will be made in compliance with applicable U.S. and foreign currency restrictions and other laws limiting the amount and type of foreign investments. The Fund may buy securities in any foreign country, developed or developing, but investments will not be made in any securities issued without stock certificates or comparable stock documents.

Foreign securities may be subject to greater fluctuations in price than U.S. securities. The markets on which foreign securities trade may also have less volume and liquidity. Securities acquired by the Fund outside the U.S. and that are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market will not be considered illiquid so long as the Fund acquires and holds the security with the intention of reselling the security in the foreign trading market, the Fund reasonably believes it can readily dispose of the security for cash in the U.S. or foreign market, and current market quotations are readily available.

You should carefully consider the substantial risks involved in investing in securities of foreign issuers - risks that are often heightened for investments in developing markets. For example, the small size, inexperience and limited volume of trading on securities markets in certain developing countries may make the Fund's investments in developing countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custody or other arrangements before making certain investments in these countries. The laws of some foreign countries may also limit the ability of the Fund to invest in securities of certain issuers located in those countries.

Options. The purchase and sale of stock options and stock index options, including the writing of covered call options, involve risks different from those involved with direct investments in securities. A liquid secondary market for any particular option may not be available when a position is sought to be closed and the inability to close a position may have an adverse impact on the Fund's ability to effectively hedge securities. In addition, there may be an imperfect correlation between movements in the securities on which an option contract is based and movements in the securities in the Fund's portfolio. Successful use of option contracts is further dependent on Advisory Services' ability to correctly predict movements in the securities markets, but no assurance can be given that Advisory Services' judgment will be correct.

Mortgage-backed and Asset-backed Securities. Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity dates would indicate because of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair the Fund's ability to reinvest the returns of principal at comparable yields. Accordingly, the market value of these securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Small Companies. Historically, small capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for these stocks, and the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. You should therefore expect that the shares of a fund that invests a substantial portion of its net assets in small company stocks to be more volatile than the shares of a fund that invests solely in larger capitalization stocks.

High Yielding, Fixed-Income Securities. Because of the Fund's policy of investing in higher yielding, higher risk securities, an investment in the Fund is accompanied by a higher degree of risk than is present with an investment in higher rated, lower yielding securities. Accordingly, an investment in the Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals. If you are on a fixed income or retired, you should also consider the increased risk of loss to principal that is present with an investment in higher risk securities such as those in which the Fund invests.

The market value of lower rated, fixed-income securities and unrated securities of comparable quality, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower rated securities also tend to be more sensitive to economic conditions than higher rated securities. These lower rated, fixed-income securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. Even securities rated BBB by S&P or Baa by Moody's, ratings which are considered investment grade, possess some speculative characteristics.

Issuers of high yielding, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of these issuers is generally greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yielding securities may experience financial stress. During these periods, these issuers may not have sufficient cash flow to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because the securities are generally unsecured and are often subordinated to other creditors of the issuer. Current prices for defaulted bonds are generally significantly lower than their purchase price, and the Fund may have unrealized losses on defaulted securities that are reflected in the price of the Fund's shares. In general, securities that default lose much of their value in the time period before the actual default so that the Fund's net assets are impacted before the default. The Fund may retain an issue that has defaulted because the issue may present an opportunity for subsequent price recovery.

High yielding, fixed-income securities frequently have call or buy-back features that permit an issuer to call or repurchase the securities from the Fund. Although these securities are typically not callable for a period from three to five years after their issuance, if a call were exercised by the issuer during periods of declining interest rates, Advisory Services may find it necessary to replace the securities with lower yielding securities, which could result in less net investment income to the Fund.

The Fund may have difficulty disposing of certain high yielding securities because there may be a thin trading market for a particular security at any given time. The market for lower rated, fixed-income securities generally tends to be concentrated among a smaller number of dealers than is the case for securities that trade in a broader secondary retail market. Reduced liquidity in the secondary market may have an adverse impact on market price and the Fund's ability to dispose of particular issues, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Current values for these high yield issues are obtained from pricing services and/or a limited number of dealers and may be based upon factors other than actual sales. For more information, please see "How Are Fund Shares Valued?" in the SAI.

The Fund is authorized to acquire high yielding, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. The Fund may acquire high yielding, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. The Fund has no arrangement with its underwriter or any other person concerning the acquisition of these securities.

Zero Coupon Securities and Pay-in-Kind Bonds. The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon, deferred interest and pay-in-kind bonds. These bonds carry an additional risk in that, unlike bonds that pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date and, if the issuer defaults, the Fund may obtain no return at all on its investment. Zero coupon, deferred interest and pay-in-kind bonds involve additional special considerations. During periods when the Fund receives no cash interest payments on its zero coupon securities or deferred interest or pay-in-kind bonds, it may be required to dispose of portfolio securities to meet the distribution requirements and such sales may be subject to the risk factors discussed above. The Fund is not limited in the amount of its assets that may be invested in these types of securities. For more information, please see "How Taxation Affects You and the Fund."

Interest Rate, Currency and Market Risk. To the extent the Fund invests in debt securities, changes in interest rates in any country where the Fund is invested will affect the value of the Fund's portfolio and its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the Fund's shares. To the extent the Fund invests in common stocks, a general market decline in any country where the Fund is invested, may also cause the Fund's share price to decline. Changes in currency valuations will also affect the price of Fund shares. The value of worldwide stock markets, currency valuations and interest rates has increased and decreased in the past. These changes are unpredictable and may happen again in the future.

WHO MANAGES THE FUND?

The Board. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations. The Board also monitors the Fund to ensure no material conflicts exist between the two classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

Investment Manager. As of July 1, 1996, Advisory Services manages the Fund's assets and makes its investment decisions. Advisory Services also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Advisory Services and its affiliates manage over $150 billion in assets. Advisory Services employs the same individuals to manage the Fund's portfolio as the previous manager. The terms and conditions of the management services provided to the Fund are also the same. Please see "Investment Advisory and Other Services" and "General Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

Management Team. The team responsible for the day-to-day management of the Fund's portfolio since its inception is:

William Lippman

Portfolio Manager of Advisory Services

Mr. Lippman holds a bachelor of business administration degree from City College New York and a master's degree in business administration from the Graduate School of Business Administration of New York University. He has been with the Franklin Templeton Group since 1988.

Margaret McGee

Portfolio Manager of Advisory Services

Ms. McGee holds a bachelor of arts degree from William Paterson College. She has been with the Franklin Templeton Group since 1988.

Bruce C. Baughman

Portfolio Manager of Advisory Services

Mr. Baughman holds a bachelor of arts degree from Stanford University and a master of science degree in accounting from New York University. He has been with the Franklin Templeton Group since 1988.

Management Fees. The Fund pays its own operating expenses. These expenses include Advisory Services' management fees; taxes, if any; custodian, legal and auditing fees; the fees and expenses of Board members who are not members of, affiliated with, or interested persons of Advisory Services; salaries of any personnel not affiliated with Advisory Services; insurance premiums; trade association dues; expenses of obtaining quotations for calculating the Fund's Net Asset Value; and printing and other expenses that are not expressly assumed by Advisory Services.

Under its management agreement, the Fund pays Advisory Services a management fee equal to an annual rate of 0.75% on the first $500 million of the average daily net assets of the Fund, 0.625% per year on the next $500 million of the average daily net assets of the Fund, and 0.50% per year on the average daily net assets of the Fund in excess of $1 billion. The fee is computed daily and paid monthly. During the Fund's start-up period of the Fund, Advisory Services agreed in advance to waive a portion of its management fees. Advisory Services may terminate this arrangement at any time.

Portfolio Transactions. Advisory Services tries to obtain the best execution on all transactions. If Advisory Services believes more than one broker or dealer can provide the best execution, consistent with internal policies, it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Does the Fund Purchase Securities For Its Portfolio?" in the SAI for more information.

Administrative Services. Under an agreement with Advisory Services, FT Services provides certain administrative services and facilities for the Fund. Please see "Investment Advisory and Other Services" in the SAI for more information.

THE RULE 12B-1 PLANS

Each class has a distribution plan or "Rule 12b-1 Plan" under which it may pay or reimburse Distributors or others for activities primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates, printing prospectuses and reports used for sales purposes, preparing and distributing sales literature and advertisements, and a prorated portion of Distributors' overhead expenses.

Payments by the Fund under the Class I plan may not exceed 0.35% per year of Class I's average daily net assets. Of this amount, the Fund may reimburse up to 0.25% to Distributors or others and may reimburse an additional 0.10% to Distributors for distribution expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain Class I purchases made without a sales charge, Distributors may keep the Rule 12b-1 fees associated with the purchase.

Under the Class II plan, the Fund may pay Distributors up to 0.75% per year of Class II's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class II shares, Distributors may keep this portion of the Rule 12b-1 fees associated with the purchase.

The Fund may also pay a servicing fee of up to 0.25% per year of Class II's average daily net assets under the Class II plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the Fund on behalf of customers, and similar servicing and account maintenance activities.

The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Fund's Underwriter" in the SAI.

HOW DOES THE FUND MEASURE PERFORMANCE?

From time to time, each class of the Fund advertises its performance. The more commonly used measures of performance are total return, current yield and current distribution rate. Performance figures are usually calculated using the maximum sales charge, but certain figures may not include the sales charge.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield for each class shows the income per share earned by that class. The current distribution rate shows the dividends or distributions paid to shareholders of a class. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Offering Price of the class. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the Fund.

The investment results of each class will vary. Performance figures are always based on past performance and do not indicate future results. For a more detailed description of how the Fund calculates its performance figures, please see "General Information" in the SAI.

HOW IS THE TRUST ORGANIZED?

The Fund is a non-diversified series of Franklin Value Investors Trust (the "Trust"), an open-end management investment company, commonly called a mutual fund. The Trust, formerly known as the Franklin Balance Sheet Investment Fund, was organized as a Massachusetts business Trust on September 11, 1989, and is registered with the SEC under the 1940 Act. The Fund began offering two classes of shares on September 1, 1996: Franklin Value Fund - Class I and Franklin Value Fund Class II. All shares purchased before that time are considered Class I shares. Additional classes and series of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as any other class of the Fund for matters that affect the Fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters (1) affecting only that class, (2) expressly required to be voted on separately by state law, or (3) required to be voted on separately by the 1940 Act. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. It may hold a special meeting of a series, however, for matters requiring shareholder approval under the 1940 Act. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. The 1940 Act requires that we help you communicate with other shareholders in connection with removing members of the Board.

HOW TAXATION AFFECTS YOU AND THE FUND

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Fund and its shareholders, see "Additional Information Regarding Taxation" in the SAI.

The Fund has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

For federal income tax purposes, any income dividends that you receive from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether you have elected to receive them in cash or in additional shares.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time you have owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated for tax purposes as if paid by the Fund and received by you on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which you may realize a gain or a loss. Any loss incurred on the sale or exchange of Fund shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

The Fund will inform you of the source of your dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise you of the tax status for federal income tax purposes of these dividends and distributions.

If you are not considered a U.S. person for federal income tax purposes, you should consult with your financial or tax advisor regarding the applicability of U.S. withholding or other taxes on distributions received by you from the Fund and the application of foreign tax laws to these distributions.

You should consult your tax advisor with respect to the applicability of state and local intangible property or income taxes to your shares in the Fund and to distributions and redemption proceeds received from the Fund.

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

To open your account, contact your investment representative or complete and sign the enclosed shareholder application and return it to the Fund with your check. Please indicate which class of shares you want to buy. If you do not specify a class, your purchase will be automatically invested in Class I shares.

                                     MINIMUM
                                  INVESTMENTS*

To Open Your Account.                $2500
To Add to Your Account.             $  100

*We may waive these minimums for retirement plans. We may also refuse any order to buy shares. Currently, the Fund does not allow investments by Market Timers.

DECIDING WHICH CLASS TO BUY

You should consider a number of factors when deciding which class of shares to buy. If you plan to buy $1 million or more in a single payment or you qualify to buy Class I shares without a sales charge, you may not buy Class II shares.

Generally, you should consider buying Class I shares if:

o you expect to invest in the Fund over the long term;

o you qualify to buy Class I shares at a reduced sales charge; or

o you plan to buy $1 million or more over time.

You should consider Class II shares if:

o you expect to invest less than $100,000 in the Franklin Templeton Funds; and

o you plan to sell a substantial number of your shares within approximately six years or less of your investment.

Class I shares are generally more attractive for long-term investors because of Class II's higher Rule 12b-1 fees. These may accumulate over time to outweigh the lower Class II front-end sales charge and result in lower income dividends for Class II shareholders. If you qualify to buy Class I shares at a reduced sales charge based upon the size of your purchase or through our Letter of Intent or cumulative quantity discount programs, but plan to hold your shares less than approximately six years, you should evaluate whether it is more economical for you to buy Class I or Class II shares.

For purchases of $1 million or more, it is considered more beneficial for you to buy Class I shares since there is no front-end sales charge, even though these purchases may be subject to a Contingent Deferred Sales Charge. Any purchase of $1 million or more is therefore automatically invested in Class I shares. You may accumulate more than $1 million in Class II shares through purchases over time, but if you plan to do this you should determine whether it would be more beneficial for you to buy Class I shares through a Letter of Intent.

Please consider all of these factors before deciding which class of shares to buy. There are no conversion features attached to either class of shares.

PURCHASE PRICE OF FUND SHARES

For Class I shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class II shares is 1% and, unlike Class I, does not vary based on the size of your purchase.

                                       TOTAL SALES CHARGE        AMOUNT PAID
                                       AS A PERCENTAGE OF      TO DEALER AS A
AMOUNT OF PURCHASE                 OFFERING      NET AMOUNT     PERCENTAGE OF
AT OFFERING PRICE                    PRICE        INVESTED     OFFERING PRICE*

CLASS I
Under $100,000                        4.50%         4.71%          4.00%
$100,000 but less than $250,000       3.75%         3.90%          3.25%
$250,000 but less than $500,000       2.75%         2.83%          2.50%
$500,000 but less than $1,000,000     2.25%         2.30%          2.00%
$1,000,000 or more**                  None          None           None
CLASS II
Under $1,000,000**                    1.00%         1.01%          1.00%

* The Fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the 1933 Act. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated.

**A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more and any Class II purchase. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class II shares are limited to purchases below $1 million. Please see "Deciding Which Class to Buy."

SALES CHARGE REDUCTIONS AND WAIVERS

- If you qualify to buy shares under one of the sales charge reduction or waiver categories described below, please include a written statement with each purchase order explaining which privilege applies. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

Cumulative Quantity Discounts - Class I Only. To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your Class I and Class II shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

Letter of Intent - Class I Only. You may buy Class I shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class I shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

o You authorize Distributors to reserve 5% of your total intended purchase in Class I shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy and Sell Shares? - Letter of Intent" in the SAI or call Shareholder Services.

Group Purchases - Class I Only. If you are a member of a qualified group, you may buy Class I shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o    Was formed at least six months ago,

o    Has a purpose other than buying Fund shares at a discount,

o    Has more than 10 members,

o    Can arrange for meetings between our representatives and group members,

o Agrees to include sales and other Franklin Templeton Fund materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

Sales Charge Waivers. The Fund's sales charges (front-end and contingent deferred) will not apply to certain purchases. For waiver categories 1, 2 or 3 below: (i) the distributions or payments must be reinvested within 365 days of their payment date, and (ii) Class II distributions may be reinvested in either Class I or Class II shares. Class I distributions may only be reinvested in Class I shares.

The Fund's sales charges will not apply if you are buying Class I shares with money from the following sources or Class II shares with money from the sources in waiver categories 1 or 4:

1. Dividend and capital gain distributions from any Franklin Templeton Fund or a REIT sponsored or advised by Franklin Properties, Inc.

2. Distributions from an existing retirement plan invested in the Franklin Templeton Funds

3. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds, the Templeton Variable Annuity Fund, the Templeton Variable Products Series Fund, or the Franklin Government Securities Trust. You should contact your tax advisor for information on any tax consequences that may apply.

4.   Redemptions from any Franklin Templeton Fund if you:

    o Originally paid a sales charge on the shares,

    o Reinvest the money within 365 days of the redemption date, and

    o Reinvest the money in the same class of shares.

An exchange is not considered a redemption for this privilege. The Contingent Deferred Sales Charge will not be waived if the shares reinvested were subject to a Contingent Deferred Sales Charge when sold. We will credit your account in shares, at the current value, in proportion to the amount reinvested for any Contingent Deferred Sales Charge paid in connection with the earlier redemption, but a new Contingency Period will begin.

If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

5.  Redemptions from other mutual funds

If you sold shares of a fund that is not a Franklin Templeton Fund within the past 60 days, you may invest the proceeds without any sales charge if (a) the investment objectives were similar to the Fund's, and (b) your shares in that fund were subject to any front-end or contingent deferred sales charges at the time of purchase. You must provide a copy of the statement showing your redemption.

The Fund's sales charges will also not apply to Class I purchases by:

6. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

7.  Group annuity separate accounts offered to retirement plans

8. Retirement plans that (i) are sponsored by an employer with at least 100 employees, (ii) have plan assets of $1 million or more, or (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period. Retirement plans that are not Qualified Retirement Plans or SEPS, such as 403(b) or 457 plans, must also meet the requirements described under "Group Purchases - Class I Only" above.

9. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

10. Broker-dealers, registered investment advisors or certified financial planners, who have entered into a supplemental agreement with Distributors for clients participating in comprehensive fee programs

11. Registered Securities Dealers and their affiliates, for their investment accounts only

12. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

13. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

14. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

15. Accounts managed by the Franklin Templeton Group

16. Certain unit investment trusts and their holders reinvesting distributions from the trusts

HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, please call our Retirement Plans Department.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

OTHER PAYMENTS TO SECURITIES DEALERS

The payments below apply to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. A Securities Dealer may only receive one of these payments for each qualifying purchase. Securities Dealers who receive payments under items 1, 2 or 3 below will earn the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase. The payments described below are paid by Distributors or one of its affiliates, at its own expense, and not by the Fund or its shareholders.

1. Securities Dealers may receive up to 1% of the purchase price for Class II purchases.

2. Securities Dealers will receive up to 1% of the purchase price for Class I purchases of $1 million or more.

3. Securities Dealers may, in the sole discretion of Distributors, receive up to 1% of the purchase price for Class I purchases made under waiver category 8 above.

4. Securities Dealers may receive up to 0.25% of the purchase price for Class I purchases made under waiver categories 6, 9 and 10 above.

PLEASE SEE "HOW DO I BUY AND SELL SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI FOR ANY BREAKPOINTS THAT MAY APPLY.

Securities Dealers may receive additional compensation from Distributors or an affiliated company in connection with selling shares of the Franklin Templeton Funds. Compensation may include financial assistance for conferences, shareholder services, automation, sales or training programs, or promotional activities. Registered representatives and their families may be paid for travel expenses, including lodging, in connection with business meetings or seminars. In some cases, this compensation may only be available to Securities Dealers whose representatives have sold or are expected to sell significant amounts of shares. Securities Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or self-regulatory agency, such as the NASD.

GENERAL

Securities laws of states in which the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required to register as securities dealers pursuant to state law.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

If you own Class I shares, you may exchange into any of our money funds except Franklin Templeton Money Fund II ("Money Fund II"). Money Fund II is the only money fund exchange option available to Class II shareholders. Unlike our other money funds, shares of Money Fund II may not be purchased directly and no drafts (checks) may be written on Money Fund II accounts.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums.
Some Franklin Templeton Funds do not offer Class II shares.

METHOD               STEPS TO FOLLOW

By Mail              1. Send us written instructions signed by all account
                        owners

                     2. Include any outstanding share certificates for the
                        shares you're exchanging

By Phone             Call Shareholder Services or TeleFACTS(R)

                     - If you do not want the ability to exchange by phone,
                       please let us know.

Through Your Dealer  Call your investment representative

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be transferred to the fund being exchanged into and will be invested at Net Asset Value.

If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment objective exist immediately. This money will then be withdrawn from the short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

WILL SALES CHARGES APPLY TO MY EXCHANGE?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. See the discussion on Contingent Deferred Sales Charges below and under "How Do I Sell Shares?"

Contingent Deferred Sales Charge - Class I. For accounts with Class I shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund in the order they were purchased. If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period.

Contingent Deferred Sales Charge - Class II. For accounts with Class II shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund proportionately based on the amount of shares subject to a Contingent Deferred Sales Charge and the length of time the shares have been held. For example, suppose you own $1,000 in shares that have never been subject to a Contingent Deferred Sales Charge, such as shares from the reinvestment of dividends and capital gains ("free shares"), $2,000 in shares that are no longer subject to a Contingent Deferred Sales Charge because you have held them for longer than 18 months ("matured shares"), and $3,000 in shares that are still subject to a Contingent Deferred Sales Charge ("CDSC liable shares"). If you exchange $3,000 into a new fund, $500 will be exchanged from free shares, $1,000 from matured shares, and $1,500 from CDSC liable shares.

Likewise, CDSC liable shares purchased at different times will be exchanged into a new fund proportionately. For example, assume you purchased $1,000 in shares 3 months ago, 6 months ago, and 9 months ago. If you exchange $1,500 into a new fund, $500 will be exchanged from shares purchased at each of these three different times.

While Class II shares are exchanged proportionately, they are redeemed in the order purchased. In some cases, this means exchanged shares may be CDSC liable even though they would not be subject to a Contingent Deferred Sales Charge if they were sold. We believe the proportional method of exchanging Class II shares more closely reflects the expectations of Class II shareholders if shares are sold during the Contingency Period. The tax consequences of a sale or exchange are determined by the Code and not by the method used by the Fund to transfer shares.

If you exchange your Class II shares for shares of Money Fund II, the time your shares are held in that fund will count towards the completion of any Contingency Period.

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

o    You may only exchange shares within the same class.

o The accounts must be identically registered. You may exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account(s). Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact our Retirement Plans Department for information on exchanges within these plans.

o    The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o    Currently, the Fund does not allow investments by Market Timers.

Because excessive trading can hurt Fund performance and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

METHOD               STEPS TO FOLLOW

By Mail              1. Send us written instructions signed by all account
                        owners

                     2. Include any outstanding share certificates for the
                        shares you are selling

                     3. Provide a signature guarantee if required

                     4. Corporate, partnership and trust accounts may need to
                        send additional documents. Accounts under court jurisdiction may have additional requirements.

By Phone

(Only available if you have completed
 and sent to us the telephone re
demption agreement included
with this prospectus

                     Call Shareholder Services

                     Telephone requests will be accepted:

                    o If the request is $50,000 or less. Institutional accounts may exceed $50,000 by completing a separate agreement. Call Institutional Services to receive a copy.

                    o If there are no share certificates issued for the shares you want to sell or you have already returned them to the Fund

                    o Unless you are selling shares in a Trust Company retirement plan account

                    o Unless the address on your account was changed by phone within the last 30 days

Through Your Dealer  Call your investment representative

We will send your redemption check within seven days after we receive your request in proper form. If you sell your shares by phone, the check may only be made payable to all registered owners on the account and sent to the address of record. We are not able to receive or pay out cash in the form of currency.

If you sell shares you just purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call our Retirement Plans Department.

CONTINGENT DEFERRED SALES CHARGE

For Class I purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class I investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class II purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

We will first redeem shares not subject to the charge in the following order:

1) A calculated number of shares equal to the capital appreciation on shares held less than the Contingency Period,

2) Shares purchased with reinvested dividends and capital gain distributions, and

3)   Shares held longer than the Contingency Period.

We then redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated dollar amount, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated number of shares, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

Waivers. We waive the Contingent Deferred Sales Charge for:

o Exchanges

o Account fees

o Sales of shares purchased pursuant to a sales charge waiver

o Redemptions by the Fund when an account falls below the minimum required account size

o Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan set up before February 1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% a month of an account's Net Asset Value (3% quarterly, 6% semiannually or 12% annually). For example, if you maintain an annual balance of $1 million in Class I shares, you can withdraw up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be withdrawn annually free of charge.

o Distributions from individual retirement plan accounts due to death or disability or upon periodic distributions based on life expectancy

o Tax-free returns of excess contributions from employee benefit plans

o Distributions from employee benefit plans, including those due to termination or plan transfer

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

You may receive two types of distributions from the Fund:

1. Income dividends. The Fund receives income generally in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any capital loss carryforward or post October loss deferral) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed capital gains from the prior fiscal year. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.

The Fund declares dividends from its net investment income quarterly, payable in March, June, September and December, to shareholders of record on the first business day before the 15th of that month and pays them on or about the last day of that month.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of each class.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution.

DISTRIBUTION OPTIONS

You may receive your distributions from the Fund in any of these ways:

1. Buy additional shares of the Fund - You may buy additional shares of the same class of the Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. If you own Class II shares, you may also reinvest your distributions in Class I shares of the Fund. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. Buy shares of other Franklin Templeton Funds - You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). If you own Class II shares, you may also direct your distributions to buy Class I shares of another Franklin Templeton Fund. Many shareholders find this a convenient way to diversify their investments.

3. Receive distributions in cash - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee. If you send the money to a checking account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

To select one of these options, please complete sections 6 and 7 of the shareholder application included with this prospectus or tell your investment representative which option you prefer. If you do not select an option, we will automatically reinvest dividend and capital gain distributions in the same class of the Fund. For Trust Company retirement plans, special forms are required to receive distributions in cash. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days prior to the record date for us to process the new option.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

HOW AND WHEN SHARES ARE PRICED

The Fund is open for business each day the Exchange is open. We determine the Net Asset Value per share of each class as of the scheduled close of the Exchange, generally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the Fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The Fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

THE PRICE WE USE WHEN YOU BUY OR SELL SHARES

You buy shares at the Offering Price of the class you wish to purchase, unless you qualify to buy shares at a reduced sales charge or with no sales charge. The Offering Price of each class is based on the Net Asset Value per share of the class and includes the maximum sales charge. We calculate it to two decimal places using standard rounding criteria. You sell shares at Net Asset Value.

We will use the Net Asset Value next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

PROPER FORM

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o Your name,

o The Fund's name,

o The class of shares,

o A description of the request,

o For exchanges, the name of the fund you're exchanging into,

o Your account number,

o The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature and may be obtained from certain banks, brokers or other eligible guarantors. You should verify that the institution is an eligible guarantor prior to signing. A notarized signature is not sufficient.

SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form. In this case, you should send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We will also record calls. We will not be liable for following instructions communicated by telephone if we reasonably believe they are genuine. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss.

If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send written instructions to us, as described elsewhere in this prospectus. If you are unable to execute a transaction by telephone, we will not be liable for any loss.

Trust Company Retirement Plan Accounts. You may not sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call our Retirement Plans Department.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, you need to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

Joint Ownership. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, all owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, you will not be able to change owners on the account unless all owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.

Gifts and Transfers to Minors. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

Trusts. If you register your account as a trust, you should have a valid written trust document to avoid future disputes or possible court action over who owns the account.

Required Documents. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT      DOCUMENTS REQUIRED

Corporation          Corporate Resolution

Partnership          1. The pages from the partnership agreement that identify
                        the general partners, or

                     2. A certification for a partnership agreement

Trust                1. The pages from the trust document that identify the
                        trustees, or

                     2. A certification for trust

Street or Nominee Accounts. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we will not process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

Electronic Instructions. If there is a Securities Dealer or other representative of record on your account, we are authorized to use and execute electronic instructions. We can accept electronic instructions directly from your dealer or representative without further inquiry. Electronic instructions may be processed through the services of the NSCC, which currently include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems, or through Franklin/Templeton's PCTrades II(TM) System.

TAX IDENTIFICATION NUMBER

For tax reasons, we must have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if
(i) you have not furnished a certified correct taxpayer identification number,
(ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the Fund that the number you gave us is incorrect, or
(iv) you are subject to backup withholding.

We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $1250. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $2,500.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN

Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the automatic investment plan application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

AUTOMATIC PAYROLL DEDUCTION

You may have money transferred from your paycheck to the Fund to buy additional shares. Your investments will continue automatically until you instruct the Fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers" below. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the first business day of the month in which a payment is scheduled for payments before February 1997 and on the 25th day of the month beginning with your February 1997 payment. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day for Class I shares and on the prior business day for Class II shares. If the processing dates are different, the date of the Net Asset Value used to redeem the shares will also be different for Class I and Class II shares.

You will generally receive your payment by the fifth business day of the month in which a payment is scheduled. Beginning with your February 1997 payment, however, you will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Because of the front-end sales charge, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment.

The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

ELECTRONIC FUND TRANSFERS - CLASS I ONLY

You may choose to have dividend and capital gain distributions from Class I shares of the Fund or payments under a systematic withdrawal plan sent directly to a checking account. If the checking account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS system (day or night) at 1-800/247-1753 to:

o obtain information about your account;

o obtain price and performance information about any Franklin Templeton Fund;

o exchange shares between identically registered Franklin accounts; and

o request duplicate statements and deposit slips.

You will need the code number for each class to use TeleFACTS. The code numbers for Class I and Class II are 282 and 582, respectively.

STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. Please verify the accuracy of your statements when you receive them.

o Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports or an interim quarterly report.

INSTITUTIONAL ACCOUNTS

Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. For further information, call Institutional Services.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The Fund, Distributors and FT Services are also located at this address. Advisory Services is located at One Parker Plaza, Sixteenth Floor, Fort Lee, New Jersey 07024. You may also contact us by phone at one of the numbers listed below.

                                       HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME         TELEPHONE NO.      (MONDAY THROUGH FRIDAY)
Shareholder Services    1-800/632-2301     5:30 a.m. to 5:00 p.m.
Dealer Services         1-800/524-4040     5:30 a.m. to 5:00 p.m.
Fund Information        1-800/DIAL BEN     5:30 a.m. to 8:00 p.m.
                        (1-800/342-5236)   6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plans        1-800/527-2020     5:30 a.m. to 5:00 p.m.
Institutional Services  1-800/321-8563     6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)  1-800/851-0637     5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

1933 Act - Securities Act of 1933, as amended

1940 Act - Investment Company Act of 1940, as amended

Advisory Services - Franklin Advisory Services, Inc., the Fund's investment manager

Board - The Board of Trustees of the Trust

CD - Certificate of deposit

Class I and Class II - The Fund offers two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.

Code - Internal Revenue Code of 1986, as amended

Contingency Period - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

Contingent Deferred Sales Charge (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

Eligible Governmental Authority - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy shares of the Fund without paying sales charges.

Exchange - New York Stock Exchange

Franklin Funds - The mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin Government Securities Trust

Franklin Templeton Funds - The Franklin Funds and the Templeton Funds

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the Fund's administrator

Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

Letter - Letter of Intent

Market Timer(s) - Market Timers generally include market timing or allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern.

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

Offering Price - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.50% for Class I and 1% for Class II.

Qualified Retirement Plan(s) - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

REIT - Real Estate Investment Trust

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP - An employer sponsored simplified employee pension plan established under section 408(k) of the Code

TeleFACTS(R) - Franklin Templeton's automated customer servicing system

Templeton Funds - The U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

Trust Company - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. - United States

We/Our/Us - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

APPENDIX

DESCRIPTION OF RATINGS

CORPORATE BOND RATINGS

Moody's

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

COMMERCIAL PAPER RATINGS

Moody's

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


PROSPECTUS & APPLICATION

Franklin MicroCap Value Fund

INVESTMENT STRATEGY

GROWTH & INCOME

DECEMBER 12, 1995
AS AMENDED DECEMBER 1, 1996

Franklin Value Investors Trust

This prospectus describes the Franklin MicroCap Value Fund (the "Fund"). It contains information you should know before investing in the Fund. Please keep it for future reference.

As of July 5, 1996, the Fund is closed to new investors, except retirement plan accounts. If you were a shareholder of record as of July 5, 1996, you may continue to add to your existing open account through new purchases and reinvestment of income dividends and capital gain distributions.

The Fund's SAI, dated December 12, 1995, as may be amended from time to time, includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN or write the Fund at the address shown.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Shares of the Fund involve investment risks, including the possible loss of principal.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This prospectus is not an offering of the securities herein described in any state in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this prospectus. Further information may be obtained from Distributors.

Franklin

MicroCap

Value Fund

December 12, 1995

as amended December 1, 1996

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

Table of Contents

About the Fund

Expense Summary...............                  2

Financial Highlights .........                  3

How does the Fund Invest its Assets?            4

What are the Fund's Potential Risks?            10

Who Manages the Fund?.........                  14

How does the Fund Measure Performance?          16

How is the Trust Organized?...                  17

How Taxation Affects You and the Fund           17

About Your Account

How Do I Buy Shares?..........                  19

May I Exchange Shares for Shares
 of Another Fund? ............                  24

How Do I Sell Shares? ........                  25

What Distributions Might I
 Receive from the Fund? ......                  28

Transaction Procedures and
 Special Requirements ........                  29

Services to Help You Manage Your Account        34

Glossary

Useful Terms and Definitions .                  37

777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777
1-800/DIAL BEN

About the Fund

Expense Summary

This table is designed to help you understand the costs of investing in the Fund. It is based on the Fund's estimated expenses for the current fiscal year. Your actual expenses may vary.

A.  Shareholder Transaction Expenses+

    Maximum Sales Charge Imposed on Purchases

    (as a percentage of Offering Price)               4.50%++

    Deferred Sales Charge                             None+++

B.  Annual Fund Operating Expenses (as a percentage of average net assets)

    Management Fees                                   0.75%

    Rule 12b-1 Fees                                   0.25%*

    Other Expenses                                    0.33%

    Total Fund Operating Expenses                     1.33%

C.  Example

Assume the Fund's annual return is 5% and its operating expenses are as described above. For each $1,000 investment, you would pay the following projected expenses if you sold your shares after the number of years shown.

     1 YEAR    3 YEARS

      $58**      $85

This is just an example. It does not represent past or future expenses or returns. Actual expenses and returns may be more or less than those shown. The Fund pays its operating expenses. The effects of these expenses are reflected in its Net Asset Value or dividends and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.

++There is no front-end sales charge if you invest $1 million or more.

+++A Contingent Deferred Sales Charge of 1% may apply to purchases of $1 million or more if you sell the shares within one year. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

* The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.

**Assumes a Contingent Deferred Sales Charge will not apply.

Financial Highlights

This table summarizes the Fund's financial history. The information has not been audited.

                                          DECEMBER 12, 1995
                                          TO APRIL 30, 1996
                                             (UNAUDITED)

PER SHARE OPERATING PERFORMANCE

Net Asset Value at beginning of period         $15.00
                                               --------
Net investment income                            0.003

Net realized & unrealized gain on securities     2.730
                                               --------
Total from investment operations                 2.733
                                               ========
Distributions from net investment income        (0.030)

Distributions from realized capital gains          --

Total distributions                             (0.030)
                                               --------
Net Asset Value at end of period               $17.70
                                               ========
Total Return*                                   18.22%

RATIOS/SUPPLEMENTAL DATA

Net assets at end of period (in 000's)         $46,424

Ratio of expenses to average net assets          0.97%**

Ratio of net investment income to
 average net assets                              0.50%**

Portfolio turnover rate                          3.88%

Average commission rate***                       0.0497


*Total return measures the change in value of an investment over the period indicated. It is not annualized. It does not include the maximum front-end sales charge or Contingent Deferred Sales Charge, and assumes reinvestment of dividends and capital gains at Net Asset Value.

**Annualized.

***Represents the average broker commission rate per share paid by the Fund in connection with the execution of the Fund's portfolio transactions in equity securities. How does the Fund Invest its Assets?

The Fund's Investment Objective

The investment objective of the Fund is to seek high total return, of which capital appreciation and income are components. The objective is a fundamental policy of the Fund and may not be changed without shareholder approval. Of course, there is no assurance that the Fund's objective will be achieved.

The Fund will seek capital appreciation primarily by investing in the securities of companies with market capitalization under $100 million at the time of purchase and which Advisory Services believes are undervalued in the marketplace. Accordingly, a focus on balance sheet items will be an important element in Advisory Services' analysis. The Fund will also seek income when consistent with its objective. The policies used to seek to achieve the Fund's objective are not fundamental, unless otherwise noted, and are subject to change without shareholder approval.

Types of Securities in which the Fund May Invest

Under normal market conditions, the Fund will invest at least 65% of its total assets in securities of companies with market capitalization under $100 million at the time of purchase and which, in the opinion of Advisory Services, possess an opportunity for significant capital appreciation due to intrinsic values in excess of the current market price of such securities. The securities of these companies will typically be purchased at prices below the book value of the company. Advisory Services, however, will take into account a variety of other factors in order to determine whether to purchase, and once purchased, whether to hold or sell such securities. In addition to book value, Advisory Services may consider the following factors among others: valuable franchises or other intangibles; ownership of valuable trademarks or trade names; control of distribution networks or of market share for particular products; ownership of real estate the value of which is understated; and underutilized liquidity and other factors that would identify the issuer as a potential takeover target or turnaround candidate. Investments in the securities of companies with market capitalization under $100 million may involve special risks. See "What are the Fund's Potential Risks? - Small Companies." The Fund may invest the remainder of its assets, up to 35%, in securities of companies with similar characteristics but which have market capitalization over $100 million.

The Fund will generally invest in common stocks, although it has no limit on the percentage of its assets that may be invested in preferred stock or debt obligations, including securities convertible into common stocks, secured or unsecured bonds, commercial paper and notes. The mixture of common stocks, preferred stocks and debt obligations will vary from time to time based upon Advisory Services' assessment as to whether investments in each category will contribute to meeting the Fund's investment objective.

In anticipation of and during temporary defensive periods or when investments of the type in which the Fund intends to invest are not available at prices which Advisory Services believes are attractive, the Fund may invest up to 100% of its total assets in: (1) securities of the U.S. government or its agencies or instrumentalities that mature in one year or less from the date of purchase, including U.S. Treasury bills, notes and bonds, as well as certain agency securities issued by the Government National Mortgage Association, the Federal Housing Administration and other agencies which may carry guarantees backed by the full faith and credit of the U.S. government; (2) securities of other U.S. government agencies or instrumentalities, such as certain securities issued by the Federal Home Loan Banks and the Student Loan Marketing Association, which may not be backed by the full faith and credit of the U.S. government but which are supported by the right of the issuer to borrow from the U.S. government or by the credit of the issuer; (3) bank obligations, including negotiable or non-negotiable CDs (subject to the Fund's 10% limitation on illiquid securities discussed under "Illiquid Investments" below), letters of credit and bankers' acceptances, or instruments secured by such obligations, issued by banks and savings institutions that are subject to regulation by the U.S. government, its agencies or instrumentalities and that have assets of over $1 billion, unless such obligations are guaranteed by a parent bank that has total assets in excess of $5 billion; (4) commercial paper considered by Advisory Services to be of high quality and rated within the two highest rating categories of Standard & Poor's Corporation ("S&P") or Moody's Investors Service ("Moody's") or, if unrated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and (5) corporate obligations including, but not limited to, corporate notes, bonds and debentures considered by Advisory Services to be of high quality and rated within the two highest rating categories by S&P or Moody's. Please see "Appendix" in the SAI for a discussion of ratings.

Lower Rated Securities. The Fund may invest up to 25% of its net assets at the time of purchase in lower rated, fixed-income and convertible securities (those rated BB or lower by S&P or Ba or lower by Moody's) and unrated securities of comparable quality, commonly called "junk bonds," which Advisory Services believes possess intrinsic values in excess of the current market prices of such securities. Lower rated securities in which the Fund may invest include securities rated D, the lowest rating category of S&P, or unrated securities of comparable quality. Lower rated securities are considered by S&P, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and generally involve more credit risk than securities in the higher rating categories. Debt obligations rated D are in default and the payment of interest and/or repayment of principal is in arrears. Although the Fund reserves the right to invest up to 25% of its assets in lower rated securities, it currently intends to limit such investments to no more than 5% of the Fund's net assets at the time of purchase. See "What Are the Fund's Potential Risks? - High Yielding, Fixed-Income Securities" in the SAI for more information about the risks of lower rated securities.

Convertible Securities. The Fund may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While the Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally have no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes. For more information on convertible securities, including enhanced convertible securities, please see "How Does the Fund Invest Its Assets?" in the SAI.

Foreign Securities. The Fund may invest in foreign securities, without restriction, if these investments are consistent with the Fund's investment objective and policies. The Fund will ordinarily buy foreign securities that are traded in the U.S. or buy sponsored or unsponsored American Depositary Receipts, which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. The Fund may buy the securities of foreign issuers directly in foreign markets, and may buy the securities of issuers in developing nations. See "What are the Fund's Potential Risks? - Foreign Securities."

Options. When seeking high current income to achieve its investment objective of high total return, the Fund may write (sell) call options on securities, which are listed on a national securities exchange, and buy listed call and put options on securities and securities indices. The Fund may write a call option only if the option is "covered," which means so long as the Fund is obligated as the writer of a call option, it will own the underlying security subject to the call or a call on the same security where the exercise price of the call held is equal to or less than the exercise price of the call written. The Fund will not invest in any stock options or stock index options, other than hedging or covered positions, if the option premiums paid on its open positions exceed 5% of the value of the Fund's total assets.

An option on a security is a contract that allows the buyer of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. Options on securities indices are similar to options on securities except, rather than the right to buy or sell particular securities at a specified price, options on a securities index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of a put) the exercise price of the option. The cash received is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than on price movements in individual securities. Options are generally considered "derivative securities." The Fund's investment in options will be for portfolio hedging purposes in an effort to stabilize principal fluctuations to achieve the Fund's investment objective and not for speculation. For more information about the Fund's investments in options, please see "What are the Fund's Potential Risks? Options" below and "How Does the Fund Invest Its Assets?" in the SAI.

The Fund's investment in options and certain securities transactions involving actual or deemed short sales (discussed below) may be limited by the requirements of the Code for qualification as a regulated investment company and are subject to special tax rules that may affect the amount, timing, and character of distributions to shareholders. These securities require the application of complex and special tax rules and elections. For more information, please see "Additional Information Regarding Taxation" in the SAI.

Other Investment Policies of the Fund

Loans of Portfolio Securities. Consistent with procedures approved by the Board and subject to the following conditions, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 25% of the value of the Fund's total assets at the time of the most recent loan. The borrower must deposit with the Fund's custodian bank collateral with an initial market value of at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 100%. This collateral shall consist of cash, securities issued by the U.S. government, its agencies or instrumentalities, or irrevocable letters of credit. The lending of securities is a common practice in the securities industry. The Fund may engage in security loan arrangements with the primary objective of increasing the Fund's income either through investing cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

Repurchase Agreements. The Fund may engage in repurchase transactions in which the Fund buys a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund in each agreement, with the value of the underlying security marked-to-market daily to maintain coverage of at least 100%. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral. The Fund, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks that are deemed creditworthy by Advisory Services. A repurchase agreement is deemed to be a loan by the Fund under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Fund by a custodian bank approved by the Board and will be held pursuant to a written agreement.

Borrowing. As a fundamental policy, the Fund may not borrow money, except in the form of reverse repurchase agreements or from banks in order to meet redemption requests or for other temporary or emergency purposes in an amount up to 15% of its total assets (including the amount borrowed). The Fund will not make any additional investments while any borrowings exceed 5% of its total assets. The Fund also may not mortgage or pledge any of its assets, except to secure borrowings for temporary or emergency purposes and permissible options, short selling or other hedging transactions.

Short-Selling. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. The security sold must be listed on a national exchange. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by buying it at the market price at the time of replacement. Until the security is replaced, the Fund must pay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security and will realize a gain if the security declines in price between those same dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund is required to pay in connection with the short sale.

No securities will be sold short if, after the sale, the total market value of all the Fund's open short positions would exceed 25% of the value of the Fund's net assets. In addition, short sales of the securities of any one issuer may not exceed the lesser of 2% of the Fund's net assets or 2% of the securities of any class of the issuer.

The Fund will place in a segregated account with its custodian bank an amount of cash or U.S. government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and
(b) any cash or U.S. government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated account will be marked-to-market daily and at no time will the amount deposited in the segregated account and with the broker as collateral be less than the market value of the securities at the time they were sold short.

In addition to the short sales discussed above, the Fund may also make short sales "against the box," which occurs when a security identical to one owned by the Fund is borrowed and sold short. The Fund at no time will have more than 15% of the value of its net assets in deposits on short sales against the box.

Illiquid Investments. The Fund's policy is not to invest more than 10% of its net assets, at the time of purchase, in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

Portfolio Turnover. The Fund anticipates its annual portfolio turnover rate generally will not exceed 50%, but you should not consider this rate a limiting factor in the operation of the Fund's portfolio.

Percentage Restrictions. If a percentage restriction noted above is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in value of portfolio securities or the amount of net assets will not be considered a violation of any of the foregoing policies.

Other Policies and Restrictions. The Fund has a number of additional investment restrictions that limit its activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Fund's investment policies, please see "How Does the Fund Invest Its Assets?" and "Investment Restrictions" in the SAI.

What are the Fund's Potential Risks?

An investment in the Fund involves certain speculative considerations and may involve a higher degree of risk than an investment in shares of more traditional open-end, diversified investment companies. The Fund is designed for long-term investors, not as a trading vehicle, and is not intended to present a complete investment program. You should consider your individual investment objectives, as well as your other investments, when deciding whether to buy shares of the Fund.

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of Fund shares may also change with movements in the stock and bond markets as a whole.

The Fund's Approach to Value Investing. The Fund will invest principally in the securities of companies believed by Advisory Services to be undervalued.
Securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry, or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting a company. Often these companies are attempting to recover from business setbacks or adverse events (turnarounds), cyclical downturns, or, in certain cases, bankruptcy.

Cyclical stocks in which the Fund may invest tend to increase in value more quickly during economic upturns than noncyclical stocks, but they also tend to lose value more quickly in economic downturns. As with all investments, there is always the possibility when investing in these securities that Advisory Services may be incorrect in its assessment of a particular industry or company or that Advisory Services may not buy these securities at their lowest possible prices or sell them at their highest.

The Fund's purchase of securities of companies emerging from bankruptcy may present risks that do not exist with other investments. Companies emerging from bankruptcy may have some difficulty retaining customers and suppliers who prefer transacting with solvent organizations. If new management is installed in a company emerging from bankruptcy, the management may be considered untested; if the existing management is retained, the management may be considered incompetent. Further, even when a company has emerged from bankruptcy with a lower level of debt, it may still retain a relatively weak balance sheet. During economic downturns these companies may not have sufficient cash flow to pay their debt obligations and may also have difficulty finding additional financing. In addition, reduced liquidity in the secondary market may make it difficult for the Fund to sell the securities or to value them based on actual trades.

The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclicals and companies emerging from bankruptcy, companies reporting poor earnings, and companies whose share prices have declined sharply or that are not widely followed, differs from the approach followed by many other mutual funds. Advisory Services believes, however, that these securities may provide a greater total investment return than securities whose prices appear to reflect anticipated favorable developments.

Non-diversification. As a non-diversified investment company under the 1940 Act, the Fund may concentrate its investments in the securities of a smaller number of issuers than if it were a diversified company under the 1940 Act. An investment in the Fund therefore will entail greater risk than an investment in a diversified investment company because a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio, and economic, political or regulatory developments may have a greater impact on the value of the Fund's portfolio than would be the case if the portfolio were diversified among more issuers. All securities in which the Fund may invest are inherently subject to market risk, and the market value of the Fund's investments will fluctuate.

The Fund intends to comply with the diversification and other requirements applicable to regulated investment companies under the Code. As a non-diversified investment company under the 1940 Act, the Fund may invest more than 5% and up to 25% of its assets in the securities of any one issuer at the time of purchase. For purposes of the Code, however, as of the last day of any fiscal quarter, the Fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, the Fund may not have more than 5% of its total assets invested in any one issuer, nor may it own more than 10% of the outstanding voting securities of any one issuer. These limitations do not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or to securities of investment companies that qualify as regulated investment companies under the Code.

Small Companies. The Fund may invest in companies that have relatively small revenues, limited product lines, and a small share of the market for their products or services. Small companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms, and they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small companies may suffer significant losses, as well as realize substantial growth.

Historically, small capitalization stocks have been more volatile than larger capitalization stocks and are therefore more speculative than investments in larger companies. Among the reasons for the greater price volatility are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. You should therefore expect that the value of the Fund's shares may be more volatile than the shares of a fund that invests in larger capitalization stocks. The Fund should not be considered suitable if you are unable or unwilling to assume the risks of loss inherent in investments in small companies.

Foreign Securities. Investments in the securities of companies organized outside the U.S. or whose securities are principally traded outside the U.S. ("foreign issuers") may offer potential benefits not available from investments solely in securities of U.S. issuers. These benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of Advisory Services, to offer more potential for long-term capital appreciation or current earnings than investments in U.S. issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S. and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

Investments in securities of foreign issuers involve significant risks, including possible losses, that are not typically associated with investments in securities of U.S. issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Changes in government administrations and economic or monetary policies in the U.S. or abroad, changes in circumstances surrounding dealings between nations, and changes in currency convertibility or exchange rates could result in investment losses for the Fund. In addition, public information may not be as readily available for a foreign company as it is for a U.S. domiciled company, foreign companies are generally not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies, and there is usually less government regulation of securities exchanges, brokers and listed companies. Confiscatory taxation or diplomatic developments could also affect these investments.

Investments in foreign securities where delivery takes place outside the U.S. will be made in compliance with applicable U.S. and foreign currency restrictions and other laws limiting the amount and type of foreign investments. The Fund may buy securities in any foreign country, developed or developing, but investments will not be made in any securities issued without stock certificates or comparable stock documents.

Foreign securities may be subject to greater fluctuations in price than U.S. securities. The markets on which foreign securities trade may also have less volume and liquidity. Securities acquired by the Fund outside the U.S. and that are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market will not be considered illiquid so long as the Fund acquires and holds the security with the intention of reselling the security in the foreign trading market, the Fund reasonably believes it can readily dispose of the security for cash in the U.S. or foreign market, and current market quotations are readily available.

You should carefully consider the substantial risks involved in investing in securities of foreign issuers, risks that are often heightened for investments in developing markets. For example, the small size, inexperience and limited volume of trading on securities markets in certain developing countries may make the Fund's investments in developing countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custody or other arrangements before making certain investments in such countries. The laws of some foreign countries may also limit the ability of the Fund to invest in securities of certain issuers located in those countries.

Options. The purchase and sale of stock options and stock index options, including the writing of covered call options, involve risks different from those involved with direct investments in securities. A liquid secondary market for any particular option may not be available when a position is sought to be closed and the inability to close a position may have an adverse impact on the Fund's ability to effectively hedge securities. In addition, there may be an imperfect correlation between movements in the securities on which an option contract is based and movements in the securities in the Fund's portfolio. Successful use of option contracts is further dependent on Advisory Services' ability to correctly predict movements in the securities markets and no assurance can be given that Advisory Services' judgment will be correct. In addition, by writing covered call options, the Fund gives up the opportunity to profit from any price increase in the underlying security above the option exercise price while the option is in effect.

Interest Rate, Currency and Market Risk. To the extent the Fund invests in debt securities, changes in interest rates in any country where the Fund is invested will affect the value of the Fund's portfolio and its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the Fund's shares. To the extent the Fund invests in common stocks, a general market decline, in any country where the Fund is invested, may also cause the Fund's share price to decline. Changes in currency valuations will also affect the price of Fund shares. The value of worldwide stock markets, currency valuations, and interest rates has increased and decreased in the past. These changes are unpredictable and may happen again in the future.

For more information on the potential risks of the Fund, please see "What Are the Fund's Potential Risks?" in the SAI.

Who Manages the Fund?

The Board. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations.

Investment Manager. As of July 1, 1996, Advisory Services manages the Fund's assets and makes its investment decisions. Advisory Services also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Advisory Services and its affiliates manage over $150 billion in assets. Advisory Services employs the same individuals to manage the Fund's portfolio as the previous manager. The terms and conditions of the management services provided to the Fund are also the same. Please see "Investment Advisory and Other Services" and "General Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

Management Team. The team responsible for the day-to-day management of the Fund's portfolio since its inception is:

William Lippman

Portfolio Manager of Advisory Services

Mr. Lippman holds a bachelor of business administration degree from City College New York and a master's degree in business administration from the Graduate School of Business Administration of New York University. He has been with the Franklin Templeton Group since 1988.

Bruce C. Baughman

Portfolio Manager of Advisory Services

Mr. Baughman holds a bachelor of arts degree from Stanford University and a master of science degree in accounting from New York University. He has been with the Franklin Templeton Group since 1988.

Margaret McGee

Portfolio Manager of Advisory Services

Ms. McGee holds a bachelor of arts degree from William Paterson College. She has been with the Franklin Templeton Group since 1988.

Management Fees. The Fund pays its own operating expenses. These expenses include Advisory Services' management fees; taxes, if any; custodian, legal and auditing fees; the fees and expenses of Board members who are not members of, affiliated with, or interested persons of Advisory Services; salaries of any personnel not affiliated with Advisory Services; insurance premiums; trade association dues; expenses of obtaining quotations for calculating the Fund's Net Asset Value; and printing and other expenses that are not expressly assumed by Advisory Services.

Under its management agreement, the Fund pays Advisory Services a management fee equal to an annual rate of 0.75%. The fee is computed daily and paid monthly. Portfolio Transactions. Advisory Services tries to obtain the best execution on all transactions. If Advisory Services believes more than one broker or dealer can provide the best execution, consistent with internal policies it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Does the Fund Purchase Securities For Its Portfolio?" in the SAI for more information.

Administrative Services. Under an agreement with Advisory Services, FT Services provides certain administrative services and facilities for the Fund. Please see "Investment Advisory and Other Services" in the SAI for more information.

The Fund's Rule 12b-1 Plan

The Fund has a distribution plan or "Rule 12b-1 Plan." Payments by the Fund under the plan may not exceed 0.25% per year of the Fund's average daily net assets. The fees payable under the plan will be used primarily to pay Distributors or others who have executed a servicing agreement with the Fund, Distributors or its affiliates a service fee to reimburse them for personal services provided to shareholders of the Fund and/or the maintenance of shareholder accounts. To the extent authorized by the Board, these fees may be used to reimburse Distributors or others in the promotion and distribution of Fund shares. For more information, please see "The Fund's Underwriter" in the SAI.

How does the Fund Measure Performance?

From time to time, the Fund advertises its performance. The more commonly used measures of performance are total return, current yield and current distribution rate. Performance figures are usually calculated using the maximum sales charge, but certain figures may not include the sales charge.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield shows the income per share earned by the Fund. The current distribution rate shows the dividends or distributions paid to shareholders by the Fund. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Offering Price. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the Fund.

The Fund's investment results will vary. Performance figures are always based on past performance and do not indicate future results. For a more detailed description of how the Fund calculates its performance figures, please see "General Information" in the SAI.

How is the Trust Organized?

The Fund is a non-diversified series of Franklin Value Investors Trust (the "Trust"), an open-end management investment company, commonly called a mutual fund. The Trust, formerly known as Franklin Balance Sheet Investment Fund, was organized as a Massachusetts business trust on September 11, 1989, and is registered with the SEC under the 1940 Act. Shares of each series of the Trust have equal and exclusive rights to dividends and distributions declared by that series and the net assets of the series in the event of liquidation or dissolution. Shares of the Fund are considered Class I shares for redemption, exchange and other purposes. In the future, additional series and classes of shares may be offered.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. It may hold a special meeting of a series, however, for matters requiring shareholder approval under the 1940 Act. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. The 1940 Act requires that we help you communicate with other shareholders in connection with removing members of the Board.

Conversion to a Master/Feeder Structure

The Fund currently invests directly in securities. Certain Franklin Templeton Funds, however, are "feeder funds" in a master/feeder fund structure. This means they invest their assets in a "master fund" that, in turn, invests its assets directly in securities. The Fund's investment objective and other fundamental policies allow it to invest either directly in securities or indirectly in securities through a master fund. In the future, the Board may decide to convert the Fund to a master/feeder structure. If this occurs, your purchase of Fund shares will be considered your consent to a conversion and we will not seek further shareholder approval. We will, however, notify you in advance of the conversion. If the Fund converts to a master/feeder structure, its fees and total operating expenses are not expected to increase.

How Taxation Affects You and the Fund

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Fund and its shareholders, see "Additional Information Regarding Taxation" in the SAI.

The Fund intends to continue to qualify and elect to be treated as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

For federal income tax purposes, any income dividends that you receive from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether you have elected to receive them in cash or in additional shares.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time you have owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

Redemptions and exchanges of Fund shares are taxable events on which you may realize a gain or a loss. Any loss incurred on the sale or exchange of Fund shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

Corporate shareholders should note that dividends paid by the Fund from sources other than the qualifying dividends it receives will not qualify for the dividends-received deduction. For example, any interest income and net short-term capital gain (in excess of any net long-term capital loss or capital loss carryover) included in investment company taxable income and distributed by the Fund as a dividend will not qualify for the dividends-received deduction.

The Fund will inform you of the source of your dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise you of the tax status for federal income tax purposes of such dividends and distributions.

If you are not considered a U.S. person for federal income tax purposes, you should consult with your financial or tax advisor regarding the applicability of U.S. withholding or other taxes on distributions received by you from the Fund and the application of foreign tax laws to these distributions.

You should consult your tax advisor with respect to the applicability of state and local intangible property or income taxes to your shares in the Fund and to distributions and redemption proceeds received from the Fund.

About Your Account

How Do I Buy Shares?

As of July 5, 1996, the Fund is closed to new investors, except retirement plan accounts. If you were a shareholder of record as of July 5, 1996, you may continue to add to your account with as little as $100 or buy additional shares through the reinvestment of dividend or capital gain distributions. We may waive the minimum for retirement plans. We may also refuse any order to buy shares. Currently, the Fund does not allow investments by Market Timers.

Sales Charge Reductions and Waivers

- If you qualify to buy shares under one of the sales charge reduction or waiver categories described below, please include a written statement with each purchase order explaining which privilege applies. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

Quantity Discounts. The sales charge you pay depends on the dollar amount you invest, as shown in the table below.

                                      TOTAL SALES CHARGE        AMOUNT PAID
                                      AS A PERCENTAGE OF       TO DEALER AS A
AMOUNT OF PURCHASE                   OFFERING  NET AMOUNT      PERCENTAGE OF
AT OFFERING PRICE                     PRICE     INVESTED       OFFERING PRICE*
--------------------------------------------------------------------------------
Under $100,000                          4.50%       4.71%         4.00%

$100,000 but less than $250,000         3.75%       3.90%         3.25%

$250,000 but less than $500,000         2.75%       2.83%         2.50%

$500,000 but less than $1,000,000       2.25%       2.30%         2.00%

$1,000,000 or more**                    None        None          None

*The Fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated.

**If you invest $1 million or more, a Contingent Deferred Sales Charge may be imposed on an early redemption. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Cumulative Quantity Discounts. To determine if you may pay a reduced sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your Class I and Class II shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

Letter of Intent. You may buy shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay.

By completing the Letter of Intent section of the shareholder application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Fund shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy and Sell Shares? - Letter of Intent" in the SAI or call Shareholder Services.

Group Purchases. If you are a member of a qualified group, you may buy Fund shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o    Was formed at least six months ago,

o    Has a purpose other than buying Fund shares at a discount,

o    Has more than 10 members,

o    Can arrange for meetings between our representatives and group members,

o Agrees to include sales and other Franklin Templeton Fund materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

Sales Charge Waivers. The Fund's sales charges (front-end and contingent deferred) will not apply to certain purchases. For waiver categories 1 or 2: (i) the distributions or payments must be reinvested within 365 days of their payment date, and (ii) Class II distributions may be reinvested in either Class I or Class II shares. Class I distributions may only be reinvested in Class I shares.

The Fund's sales charges will not apply if you are buying shares with money from the following sources:

1. Dividend and capital gain distributions from any Franklin Templeton Fund or a REIT sponsored or advised by Franklin Properties, Inc.

2. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds, the Templeton Variable Annuity Fund, the Templeton Variable Products Series Fund, or the Franklin Government Securities Trust. You should contact your tax advisor for information on any tax consequences that may apply.

3.    Redemptions from other mutual funds

If you sold shares of a fund that is not a Franklin Templeton Fund within the past 60 days, you may invest the proceeds without any sales charge if (a) the investment objectives were similar to the Fund's, and (b) your shares in that fund were subject to any front-end or contingent deferred sales charges at the time of purchase. You must provide a copy of the statement showing your redemption.

The Fund's sales charges will also not apply to purchases by:

4. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

5.    Group annuity separate accounts offered to retirement plans

6. Retirement plans that (i) are sponsored by an employer with at least 100 employees, (ii) have plan assets of $1 million or more, or (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period. Retirement plans that are not Qualified Retirement Plans or SEPS, such as 403(b) or 457 plans, must also meet the requirements described under "Group Purchases" above.

7. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

8.  Broker-dealers,   registered  investment  advisors  or  certified  financial planners who have entered into a supplemental agreement with Distributors for clients participating in comprehensive fee programs

9. Registered Securities Dealers and their affiliates, for their investment accounts only

10. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

11. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

12. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

13. Accounts managed by the Franklin Templeton Group

14. Certain unit investment trusts and their holders reinvesting distributions from the trusts

How Do I Buy Shares in Connection with Retirement Plans?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, please call our Retirement Plans Department.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

Other Payments to Securities Dealers

The payments below apply to Securities Dealers who initiate and are responsible for certain purchases made without a sales charge. A Securities Dealer may only receive one of these payments for each qualifying purchase. Securities Dealers who receive payments under items 1 or 2 below will earn the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase. The payments described below are paid by Distributors or one of its affiliates, at its own expense, and not by the Fund or its shareholders.

1. Securities Dealers will receive up to 1% of the purchase price for purchases of $1 million or more.

2. Securities Dealers may, in the sole discretion of Distributors, receive up to 1% of the purchase price for purchases made under waiver category 6 above.

3. Securities Dealers may receive up to 0.25% of the purchase price for purchases made under waiver categories 4, 7 and 8 above.

Please see "How Do I Buy and Sell Shares? - Other Payments to Securities Dealers" in the SAI for any breakpoints that may apply.

Securities Dealers may receive additional compensation from Distributors or an affiliated company in connection with selling shares of the Franklin Templeton Funds. Compensation may include financial assistance for conferences, shareholder services, automation, sales or training programs, or promotional activities. Registered representatives and their families may be paid for travel expenses, including lodging, in connection with business meetings or seminars. In some cases, this compensation may only be available to Securities Dealers whose representatives have sold or are expected to sell significant amounts of shares. Securities Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or self-regulatory agency, such as the NASD.

General

Securities laws of states in which the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required to register as dealers pursuant to state law.

May I Exchange Shares for Shares of Another Fund?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums.

No exchanges into the Fund from other Franklin Templeton Funds will be accepted.

METHOD              STEPS TO FOLLOW
--------------------------------------------------------------------------------
By Mail             1. Send us written instructions signed by all account owners

                    2. Include any outstanding share certificates for the shares you're exchanging
--------------------------------------------------------------------------------
By Phone            Call Shareholder Services or TeleFACTS(R)

                    - If you do not want the ability to exchange by phone,
                      please let us know.
--------------------------------------------------------------------------------
Through Your Dealer  Call your investment representative
--------------------------------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value.

If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions.

Will Sales Charges Apply to My Exchange?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. These charges may not apply if you qualify to buy shares without a sales charge.

Contingent Deferred Sales Charge. We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. For accounts with shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund in the order they were purchased. If you exchange shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. For more information about the Contingent Deferred Sales Charge, please see that section under "How Do I Sell Shares?"

Exchange Restrictions

Please be aware that the following restrictions apply to exchanges:

o    You may only exchange shares within the same class.

o The accounts must be identically registered. You may exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account(s). Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact our Retirement Plans Department for information on exchanges within these plans.

o    The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o    Currently, the Fund does not allow investments by Market Timers.

How Do I Sell Shares?

You may sell (redeem) your shares at any time. If you sell all the shares in your account, your account will be closed and you will not be allowed to buy additional shares of the Fund or to reopen your account. This policy does not apply to retirement plans.

METHOD              STEPS TO FOLLOW
--------------------------------------------------------------------------------
By Mail             1. Send us written instructions signed by all account owners
--------------------------------------------------------------------------------
                    2. Include any outstanding share certificates for the shares you are selling

                    3. Provide a signature guarantee if required

                    4. Corporate, partnership and trust accounts may need to
                       send additional documents. Accounts under court jurisdiction may have additional requirements.
--------------------------------------------------------------------------------
By Phone            Call Shareholder Services

(Only available if  Telephone requests will be accepted:
you have completed
and sent to us the o If the request is $50,000 or less. Institutional accounts telephone redemption may exceed $50,000 by completing a separate agreement.
agreement included    Call Institutional Services to receive a copy.
with this prospectus
                    o If there are no share certificates issued for the shares you want to sell or you have already returned them to the Fund

                    o Unless you are selling shares in a Trust Company
                      retirement plan account

                    o Unless the address on your account was changed by phone
                      within the last 30 days
--------------------------------------------------------------------------------
Through Your Dealer  Call your investment representative
--------------------------------------------------------------------------------

We will send your redemption check within seven days after we receive your request in proper form. If you sell your shares by phone, the check may only be made payable to all registered owners on the account and sent to the address of record. We are not able to receive or pay out cash in the form of currency.

If you sell shares you just purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

Trust Company Retirement Plan Accounts

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call our Retirement Plans Department.

Contingent Deferred Sales Charge

If you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

We will first redeem shares not subject to the charge in the following order:

1) A calculated number of shares equal to the capital appreciation on shares held less than the Contingency Period,

2) Shares purchased with reinvested dividends and capital gain distributions, and

3) Shares held longer than the Contingency Period.

We then redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated dollar amount, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated number of shares, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

Waivers. We waive the Contingent Deferred Sales Charge for:

o    Exchanges

o    Account fees

o    Sales of shares purchased pursuant to a sales charge waiver

o Redemptions by the Fund when an account falls below the minimum required account size

o    Redemptions following the death of the shareholder or beneficial owner

o    Redemptions through a systematic  withdrawal plan set up before February 1,
     1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% a month of an account's Net Asset Value (3% quarterly, 6% semiannually or 12% annually). For example, if you maintain an annual balance of $1 million, you can withdraw up to $120,000 annually through a systematic withdrawal plan free of charge.

o Distributions from individual retirement plan accounts due to death or disability or upon periodic distributions based on life expectancy

o    Tax-free returns of excess contributions from employee benefit plans

o    Distributions   from  employee  benefit  plans,   including  those  due  to
     termination or plan transfer

What Distributions Might I Receive from the Fund?

You may receive two types of distributions from the Fund:

1. Income dividends. The Fund receives income generally in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any capital loss carryforward or post October loss deferral) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year, and any undistributed capital gains from the prior fiscal year. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.

The Fund declares dividends from its net investment income quarterly, payable in March, June, September and December, to shareholders of record on the first business day before the 15th of the month and pays them on or about the last day of that month.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution.

Distribution Options

You may receive your distributions from the Fund in any of these ways:

1. Buy additional shares of the Fund - You may buy additional shares of the Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. Buy shares of other Franklin Templeton Funds - You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments.

3. Receive distributions in cash - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee. If you send the money to a checking account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

To select one of these options, please complete sections 6 and 7 of the shareholder application included with this prospectus or tell your investment representative which option you prefer. If you do not select an option, we will automatically reinvest dividend and capital gain distributions in the Fund. For Trust Company retirement plans, special forms are required to receive distributions in cash. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days prior to the record date for us to process the new option.

Transaction Procedures and Special Requirements

How and When Shares are Priced

The Fund is open for business each day the Exchange is open. We determine the Net Asset Value per share as of the scheduled close of the Exchange, generally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price of the Fund in many newspapers.

To calculate Net Asset Value per share, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

The Price We Use When You Buy or Sell Shares

You buy shares at the Offering Price, unless you qualify to buy shares at a reduced sales charge or with no sales charge. The Offering Price is based on the Net Asset Value per share and includes the maximum sales charge. We calculate it to two decimal places using standard rounding criteria. You sell shares at Net Asset Value.

We  will  use the  Net  Asset  Value  next  calculated  after  we  receive  your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

Proper Form

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

Written Instructions

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o    Your name,

o    The Fund's name,

o    A description of the request,

o    For exchanges, the name of the fund you're exchanging into,

o    Your account number,

o    The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

Signature Guarantees

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature and may be obtained from certain banks, brokers or other eligible guarantors. You should verify that the institution is an eligible guarantor prior to signing. A notarized signature is not sufficient.

Share Certificates

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form. In this case, you should send the certificate and assignment form in separate envelopes.

Telephone Transactions

You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine . We will also record calls. We will not be liable for following instructions communicated by telephone if we reasonably believe they are genuine. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss.

If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send written instructions to us, as described elsewhere in this prospectus. If you are unable to execute a transaction by telephone, we will not be liable for any loss.

Trust Company Retirement Plan Accounts. You may not sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call our Retirement Plans Department.

Account Registrations and Required Documents

When you open an account, you need to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

Joint Ownership. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, all owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, you will not be able to change owners on the account unless all owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.

Gifts and Transfers to Minors. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

Trusts. If you register your account as a trust, you should have a valid written trust document to avoid future disputes or possible court action over who owns the account.

Required Documents. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT       DOCUMENTS REQUIRED
--------------------------------------------------------------------------------
Corporation           Corporate Resolution
--------------------------------------------------------------------------------
Partnership           1. The pages from the partnership agreement that identify
                         the general partners, or

                      2. A certification for a partnership agreement
--------------------------------------------------------------------------------
Trust                 1. The pages from the trust document that identify the
                         trustees, or

                      2. A certification for trust
--------------------------------------------------------------------------------

Street or Nominee Accounts. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we will not process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

Electronic Instructions. If there is a Securities Dealer or other representative of record on your account, we are authorized to use and execute electronic instructions. We can accept electronic instructions directly from your dealer or representative without further inquiry. Electronic instructions may be processed through the services of the NSCC, which currently include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems, or through Franklin/Templeton's PCTrades II(TM) System.

Tax Identification Number

For tax reasons, we must have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if
(i) you have not furnished a certified correct taxpayer  identification  number,
(ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the Fund that the number you gave us is incorrect, or
(iv) you are subject to backup withholding.

We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

Keeping Your Account Open

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $1,250. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $2,500.

Services to Help You Manage Your Account

Automatic Investment Plan

Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the automatic investment plan application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

Automatic Payroll Deduction

You may have money transferred from your paycheck to the Fund to buy additional shares. Your investments will continue automatically until you instruct the Fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.

Systematic Withdrawal Plan

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers" below. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the first business day of the month in which a payment is scheduled for payments before February 1997 and on the 25th day of the month beginning with your February 1997 payment. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.

You will generally receive your payment by the fifth business day of the month in which a payment is scheduled. Beginning with your February 1997 payment, however, you will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Because of the Fund's front-end sales charge, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment.

The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

Electronic Fund Transfers

You may choose to have dividend and capital gain distributions from the Fund or payments under a systematic withdrawal plan sent directly to a checking account. If the checking account is with a bank that is a member of the Automated
Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account. TeleFACTS(R)

From a touch-tone phone, you may call our TeleFACTS system (day or night) at 1-800/247-1753 to:

o    obtain information about your account;

o    obtain price and performance information about any Franklin Templeton Fund;

o    exchange shares between identically registered Franklin accounts; and

o    request duplicate statements and deposit slips.

You will need the Fund's code number to use TeleFACTS. The Fund's code is 189.

Statements and Reports to Shareholders

We will send you the following statements and reports on a regular basis:

o    Confirmation  and  account  statements  reflecting   transactions  in  your
     account, including additional purchases and dividend reinvestments. Please verify the accuracy of your statements when you receive them.

o Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports or an interim quarterly report.

Institutional Accounts

Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. For further information, call Institutional Services.

Availability of These Services

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

What If I Have Questions About My Account?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The Fund and Distributors are also located at this address. Advisory Services is located at One Parker Plaza, Sixteenth Floor, Fort Lee, New Jersey 07024. You may also contact us by phone at one of the numbers listed below.

                                               HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME          TELEPHONE NO.         (MONDAY THROUGH FRIDAY)

Shareholder Services     1-800/632-2301        5:30 a.m. to 5:00 p.m.

Dealer Services          1-800/524-4040        5:30 a.m. to 5:00 p.m.

Fund Information         1-800/DIAL BEN        5:30 a.m. to 8:00 p.m.

                        (1-800/342-5236)       6:30 a.m. to 2:30 p.m. (Saturday)

Retirement Plans         1-800/527-2020        5:30 a.m. to 5:00 p.m.

Institutional Services   1-800/321-8563        6:00 a.m. to 5:00 p.m.

TDD (hearing impaired)   1-800/851-0637        5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

Glossary

Useful Terms and Definitions

1940 Act - Investment Company Act of 1940, as amended

Advisory Services - Franklin Advisory Services, Inc., the Fund's investment manager

Board - The Board of Trustees of the Trust

CD - Certificate of deposit

Class I and Class II - Certain funds in the Franklin Templeton Funds offer two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Because the Fund's sales charge structure and Rule 12b-1 plan are similar to those of Class I shares, shares of the Fund are considered Class I shares for redemption, exchange and other purposes.

Code - Internal Revenue Code of 1986, as amended

Contingency Period - The 12 month period during which a Contingent Deferred Sales Charge may apply. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

Contingent Deferred Sales Charge (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

Eligible Governmental Authority - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy shares of the Fund without paying sales charges.

Exchange - New York Stock Exchange

Franklin Funds - The mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin Government Securities Trust

Franklin Templeton Funds - The Franklin Funds and the Templeton Funds

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the Fund's administrator

Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

Letter - Letter of Intent

Market Timer(s) - Market Timers generally include market timing or allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern.

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

Offering Price - The public offering price is based on the Net Asset Value per share and includes the 4.50% sales charge.

Qualified Retirement Plan(s) - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

REIT - Real Estate Investment Trust

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP - An employer sponsored  simplified  employee pension plan established under section 408(k) of the Code

TeleFACTS(R) - Franklin Templeton's automated customer servicing system

Templeton Funds - The U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

Trust Company - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. - United States

We/Our/Us - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.






o150 STKSA

                                SUPPLEMENT DATED
                                December 1, 1996

                   TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                     FRANKLIN BALANCE SHEET INVESTMENT FUND
                               Dated March 1, 1996

I. The section "Officers and Trustees" is revised to add the following:

 As of November 4, 1996, the officers and trustees, as a group, owned of record and beneficially approximately 57,842 shares, or less than 1% of the Fund's total outstanding shares.

II. The section "Investment Advisory and Other Services" is revised to reflect that as of July 1, 1996, Franklin Advisory Services, Inc. ("Advisory Services") is the Fund's investment manager and to add the following:

Administrative Services. Under an agreement with Advisory Services, Franklin Templeton Services, Inc. ("FT Services") provides certain administrative services and facilities for the Fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

 Under its administration agreement, Advisory Services pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the Fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. The fee is paid by Advisory Services. It is not a separate expense of the Fund.

III. The two paragraphs under "How Do I Buy and Sell Shares? - Other Payments to Securities Dealers" are replaced in their entirety with the following:

 Other Payments to Securities Dealers. Distributors will pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of $1 million or more: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

 Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to securities dealers who initiate and are responsible for purchases by certain retirement plans pursuant to a sales charge waiver, as discussed in the Prospectus: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

 These breakpoints are reset every 12 months for purposes of additional purchases.

IV. The following is added under "General Information:"

 Total Return

 The Fund's average annual compounded rates of return for the indicated periods ended April 30, 1996, were as follows:

          One Year  20.10%

          Five Years  18.21%

          From Inception (April 2, 1990)  15.63%

 The Fund's total rates of return for the indicated periods ended April 30, 1996, were as follows:

          One Year.....................................................   20.10%
          Five Years...................................................  130.83%
          From Inception (April 2, 1990)...............................  141.96%

 Current Yield

 The Fund's yield for the 30-day period ended April 30, 1996, was 1.70%.

 Current Distribution Rate

 The Fund's current distribution rate for the 30-day period ended April 30, 1996, was 1.26%.

V. The following paragraph is added to the section "Financial Statements:"

 The unaudited financial statements contained in the Semi-Annual Report to Shareholders of the Trust, for the six month period ended April 30, 1996, are incorporated herein by reference.




FRANKLIN
BALANCE SHEET
INVESTMENT FUND


Franklin Value Investors Trust



STATEMENT OF
ADDITIONAL INFORMATION

777 Mariners Island Blvd., P.O. Box 7777       MARCH 1, 1996
San Mateo, CA 94403-7777 1-800/DIAL BEN


Contents                                                    Page
How Does the Fund Invest Its Assets?......................     2
What Are the Fund's Potential Risks?......................     5
Investment Restrictions...................................     7
Officers and Trustees.....................................     8
Investment Advisory and Other Services....................    11
How Does the Fund Purchase Securities
 For Its Portfolio?.......................................    12
How Do I Buy and Sell Shares?.............................    13
How Are Fund Shares Valued?...............................    16
Additional Information Regarding Taxation.................    16
The Fund's Underwriter....................................    18
General Information.......................................    19
Financial Statements......................................    23
Appendix..................................................    23

Franklin Balance Sheet Investment Fund (the "Fund") is a non-diversified series of Franklin Value Investors Trust (the "Trust"), an open-end management investment company. The Fund's investment objective is to seek high total return, of which capital appreciation and income are components.

A Prospectus for the Fund dated March 1, 1996, as may be amended from time to time, provides the basic information you should know before investing in the Fund and may be obtained without charge from the Fund or the Fund's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.

This Statement of Additional Information ("SAI") is not a prospectus. It contains information in addition to and in more detail than set forth in the Prospectus. This SAI is intended to provide you with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Fund's Prospectus.

HOW DOES THE FUND INVEST ITS ASSETS?

As noted in the Prospectus, the Fund's investment objective is to seek high total return, of which capital appreciation and income are components. This objective is a fundamental policy and may not be changed without approval of shareholders. The Fund will seek capital appreciation primarily through investment in securities that the Fund's investment manager believes are undervalued in the marketplace. The Fund will also seek income when deemed consistent with its objective.

The Fund's emphasis on securities believed to be undervalued by the market uses a technique followed by certain very wealthy investors highlighted by the media and a number of private partnerships with very high minimum investments. It requires not only the resources to undertake exhaustive research of little followed, out-of-favor securities, but also the patience and discipline to hold these investments until their intrinsic values are ultimately recognized by others in the marketplace. There can be no assurance that this technique will be successful for the Fund or that the Fund will achieve its investment objective.

The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How Does the Fund Invest Its Assets?"

Closed-End Funds. As stated in the Prospectus, the Fund invests a portion of its total assets (but may invest without limitation) in the common shares of closed-end funds that are traded on a national securities exchange or in the over-the-counter markets. Typically, the common shares of closed-end funds are offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. These securities may then be listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation ("NASDAQ") System and, in some cases, may be traded in other over-the-counter markets. Because the common shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell common shares of closed-end funds in the secondary market.

The Fund also may invest in senior securities, such as preferred stock and debt obligations, of closed-end funds. Closed-end funds may issue senior securities for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure. The Fund will not invest in senior securities of closed-end funds rated lower than A by Standard & Poor's Corporation ("S&P") and Moody's Investors Service ("Moody's") and the Fund will not own more than 3% of the total outstanding stock (including common and preferred stock and certain senior securities that have been afforded voting rights as a consequence of the existence of dividend arrears) of any single closed-end fund.

The Fund generally will only purchase securities of closed-end funds in the secondary market. The Fund will incur normal brokerage costs on these purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the investment manager, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for capital appreciation. The initial offering price will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased the securities in the secondary market.

Closed-end funds invest the net proceeds of their public offering in the securities of other companies consistent with their investment objectives and policies. Certain closed-end funds seek to provide current income to investors, others seek to provide appreciation in value, while others may seek a combination of both income and appreciation. Closed-end funds may have a policy of investing in certain types of securities such as equity or debt securities; some may concentrate in particular industry sectors or geographic areas, while others may invest in a variety of securities to achieve a particular type of return or a particular tax result. The indicated characteristics and risks apply to the securities of closed-end funds regardless of whether such securities trade at a market discount or premium. According to a report from Lipper Analytical Services, Inc., as of December 31, 1994, there were approximately 531 closed-end funds with assets in excess of $118 billion. In order to comply with federal tax regulations, the Fund will generally invest in closed-end funds that qualify as "regulated investment companies" under federal income tax law.

The common shares of many closed-end funds, after their initial public offering, frequently trade at a price per share which is less than the net asset value per share, the difference representing the "market discount" of such common shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as the fact that the common shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next-determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund common shares also may contribute to such common shares trading at a discount to their net asset value.

Although the Fund intends primarily to purchase common shares of closed-end funds that trade at a market discount and that the investment manager believes present the opportunity for capital appreciation or increased income due in part to such market discount, there can be no assurance that the market discount on common shares of any closed-end fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to a further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that the common shares of closed-end funds which trade at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of shares by the Fund. Although no assurances can be given, the investment manager believes that its market research and analysis and the diversification policies of the Fund will enable the Fund to avoid significant declines in the net asset value of the Fund's shares due to losses related to an individual issuer.

The Fund may also invest in the securities of closed-end funds which (i) concentrate their portfolios in the issuers of specific industries or in specific geographic areas and (ii) are non-diversified for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). However, because the Fund does not intend to concentrate its investments in any single industry and because the closed-end funds in which the Fund will invest will generally satisfy the diversification requirements applicable to a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund does not believe that its investment in closed-end funds that concentrate in specific industries or geographic areas or which are non-diversified for purposes of the 1940 Act present any special risks to you. The Fund will treat its entire investment in the securities of a closed-end fund that concentrates in a specific industry as an investment in securities of an issuer in the industry in which such fund concentrates its portfolio.

The Fund will not invest in the securities of closed-end funds that invest more than 10% of their assets in the securities of other investment companies. The Fund will also not invest directly in the securities of open-end investment companies; however, the Fund may retain the securities of a closed-end investment company that has converted to open-end fund status subsequent to the Fund's investment in the securities of such closed-end fund.

1940 Act Provisions. The Fund will structure its investments in the securities of closed-end funds and unit investment trusts ("UITs") to comply with applicable provisions of the 1940 Act. The presently applicable provisions require that (i) the Fund and affiliated persons of the Fund not own together more than 3% of the total outstanding stock of any one investment company, (ii) the Fund not offer its shares at a public offering price that includes a sales charge of more than 1.5% and (iii) the Fund will either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in the securities of closed-end funds and UITs and vote such proxies only in accordance with such instructions, or vote the shares held by it in the same proportion as the vote of all other holders of such securities. For purposes of applying the 3% of total outstanding stock limitation, the Fund will aggregate its purchases of a closed-end fund or a UIT with the purchases, if any, by other investment companies managed or sponsored by the investment manager. The Fund intends to vote the shares of any closed-end fund held by it in the same proportion as the vote of all other holders of such fund's securities. The effect of such "mirror" voting is to neutralize the Fund's influence on corporate governance matters regarding the closed-end funds in which the Fund invests.

Closed-end funds may, under certain circumstances, convert into open-end investment companies. Pursuant to applicable provisions of the 1940 Act, the Fund may not redeem more than 1% of the outstanding redeemable securities of an open-end investment company during any period of 30 days or less. Consequently, should the Fund own more than 1% of the outstanding redeemable securities of an open-end investment company after such fund's conversion from closed-end fund status, the amount in excess of 1% may be treated as an investment in illiquid securities. Because the Fund may not hold at any time more than 10% of the value of its total assets in illiquid securities (securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities), the Fund may seek to divest itself, prior to any such conversion, of securities in excess of 1% of the outstanding redeemable securities of a converting fund. The Fund may, however, retain such securities and any amount in excess of 1% of the open-end fund, thereby subject to the limits on redemption, would be treated as an investment in illiquid securities subject to the aggregate limit of 10% of the Fund's total assets.

The Fund will not invest in the securities of closed-end funds which are managed by the investment manager or UITs that are sponsored by the investment manager. The foregoing policy is not a fundamental policy of the Fund and can therefore be changed by a majority vote of the Board of Trustees of the Fund without any requirement for a vote of the Fund's shareholders.

Depositary Receipts. Many securities of foreign issuers are represented by American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs") (collectively "Depositary Receipts"). ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States ("U.S.") corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risk associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on NASDAQ. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary Receipts may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts.

Depositary Receipts reduce but do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that the Fund acquires Depositary Receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipt to issue and service such Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.

Convertible Securities. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank. The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer.

While the Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

Short-Selling. In a short sale, the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at this time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale.

No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. In addition, short sales of the securities of any single issuer, which must be listed on a national exchange, may not exceed 5% of the Fund's net assets or 5% of any class of such issuer's securities.

The Fund will place in a segregated account with its custodian bank an amount of cash or U.S. government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and
(b) any cash or U.S. government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). This segregated account will be marked-to-market daily, provided that at no time will the amount deposited in it plus the amount deposited with the broker as collateral be less than the market value of the securities at the time they were sold short.

In addition to the short sales discussed above, the Fund also may make short sales "against the box," i.e., when a security identical to one owned by the Fund is borrowed and sold short. The Fund at no time will have more than 15% of the value of its net assets in deposits on short sales against the box.

WHAT ARE THE FUND'S POTENTIAL RISKS?

Fixed-Income Securities. The Fund may invest up to 25% of its total assets in fixed-income securities offering high current income, although its current investment strategy is to limit these investments to less than 5% of its net assets (at the time of investment). Because of the Fund's policy of investing in higher yielding, higher risk securities, an investment in the Fund is accompanied by a higher degree of risk than is present with an investment in higher rated, lower yielding securities. Accordingly, an investment in the Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals. If you are on a fixed income or retired, you should also consider the increased risk of loss to principal which is present with an investment in higher risk securities such as those in which the Fund invests.

The market value of lower rated, fixed-income securities and unrated securities of comparable quality, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower rated securities also tend to be more sensitive to economic conditions than higher rated securities. These lower rated fixed-income securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. Even bonds rated BBB by S&P or Baa by Moody's, ratings which are considered investment grade, possess some speculative characteristics.

Issuers of high yielding, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers is generally greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yielding securities may experience financial stress. During these periods, such issuers may not have sufficient cash flow to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. As of October 31, 1995 no issues (excluding short-term securities and cash equivalents) in the Fund's portfolio were in default. Current prices for defaulted bonds are generally significantly lower than their purchase price, and the Fund may have unrealized losses on such defaulted securities which are reflected in the price of the Fund's shares. In general, securities which default lose much of their value in the time period prior to the actual default so that the Fund's net assets are impacted prior to the default. The Fund may retain an issue which has defaulted because such issue may present an opportunity for subsequent price recovery.

High yielding, fixed-income securities frequently have call or buy-back features which permit an issuer to call or repurchase the securities from the Fund. Although such securities are typically not callable for a period from three to five years after their issuance, if a call were exercised by the issuer during periods of declining interest rates, the Manager may find it necessary to replace such securities with lower yielding securities, which could result in less net investment income to the Fund. The premature disposition of a high yielding security due to a call or buy-back feature, the deterioration of the issuer's creditworthiness, or a default may also make it more difficult for the Fund to manage the timing of its receipt of income, which may have tax implications. The Fund may be required under the Code and U.S. Treasury regulations to accrue income for income tax purposes on defaulted obligations and to distribute such income to the Fund's shareholders even though the Fund is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy any or all of these distribution requirements, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

The Fund may have difficulty disposing of certain high yielding securities because there may be a thin trading market for a particular security at any given time. The market for lower rated, fixed-income securities generally tends to be concentrated among a smaller number of dealers than is the case for securities which trade in a broader secondary retail market. Generally, purchasers of these securities are predominantly dealers and other institutional buyers, rather than individuals. To the extent the secondary trading market for a particular high yielding, fixed-income security does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced liquidity in the secondary market may have an adverse impact on market price and the Fund's ability to dispose of particular issues, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Current values for these high yield issues are obtained from pricing services and/or a limited number of dealers and may be based upon factors other than actual sales. (See "How Are Fund Shares Valued?" in this Prospectus and in the SAI.)

The Fund is authorized to acquire high yielding, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell such restricted securities before the securities have been registered, it may be deemed an underwriter of such securities under the Securities Act of 1933, which entails special responsibilities and liabilities. The Fund may incur special costs in disposing of such securities; however, the Fund will generally incur no costs when the issuer is responsible for registering the securities.

The Fund may acquire high yielding, fixed-income securities during an initial underwriting. Such securities involve special risks because they are new issues. The Fund has no arrangement with its underwriters or any other person concerning the acquisition of such securities, and the Manager will carefully review the credit and other characteristics pertinent to such new issues.

The high yield securities market is relatively new and much of its growth prior to 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yielding securities and adversely affected the value of outstanding securities and the ability of issuers of such securities to meet their obligations. Although the economy has improved considerably and high yielding securities have performed more consistently since that time, there is no assurance that the adverse effects previously experienced will not reoccur. For example, the highly publicized defaults of some high yield issuers during 1989 and 1990 and concerns regarding a sluggish economy which continued into 1993, depressed the prices for many of these securities. While market prices may be temporarily depressed due to these factors, the ultimate price of any security will generally reflect the true operating results of the issuer. Factors adversely impacting the market value of high yielding securities will adversely impact the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions as fundamental policies, which means that they may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the 1940 Act a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or
(ii) 67% or more of the shares of the Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. The Fund may not:

 1. Have invested as of the last day of any fiscal quarter (i) more than 25% of its total assets in the securities of any one issuer, or (ii) with respect to 50% of the Fund's total assets, more than 5% of its total assets in the obligations of any one issuer, except for securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

 2. Purchase more than 10% of the voting securities, or more than 10% of any class of securities, of any issuer. For purposes of this restriction, all outstanding fixed-income securities of an issuer are considered as one class.

 3. Invest in the stock of any investment company if a purchase of such stock would result in the Fund and affiliates of the Fund owning together more than 3% of the total outstanding stock of such investment company.

 4. Borrow money, except from banks, in order to meet redemption requests that might otherwise require the untimely disposition of portfolio securities or for other temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

 5. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes and permissible options, short selling or other hedging transactions.

 6. Purchase securities on margin or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

 7. Buy or sell interests in oil, gas or mineral exploration or development programs or leases, or real estate. (Does not preclude investments in marketable securities of issuers engaged in such activities.)

 8. Make loans to others except through the purchase of debt obligations referred to in the Prospectus and the entry into repurchase agreements and portfolio lending agreements, provided that the value of securities subject to such lending agreements may not exceed 25% of the value of the Fund's total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission ("SEC") and the Fund's Board of Trustees, including maintenance of collateral of the borrower equal at all times to at least 102% of the current market value of the securities loaned.

 9. Purchase or sell commodities or commodity futures contracts or financial futures contracts; or invest in put, call, straddle or spread options on financial or other futures contracts or stock index futures contracts.

10. Invest in warrants (valued at the lower of cost or market) in excess of 5% of the value of the Fund's net assets. No more than 2% of the value of the Fund's net assets may be invested in warrants (valued at the lower of cost or market) which are not listed on the New York or American Stock Exchanges.

11. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but the Fund may deal with such persons or firms as brokers and pay a customary brokerage commission; nor invest in securities of any company if, to the knowledge of the Fund, any officer, director or trustee of the Fund or the investment advisor owns more than 0.5% of the outstanding securities of such company and such officers, directors and trustees (who own more than 0.5%) in the aggregate own more than 5% of the outstanding securities of such company.

12. Underwrite the securities of other issuers, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

13. Purchase or hold the securities of any issuer if, as a result, in the aggregate, more than 10% of the value of the Fund's total assets would be invested in securities that are subject to legal or contractual restrictions on resale ("restricted securities"), in securities that are not readily marketable (including over-the-counter options) or in repurchase agreements maturing in more than seven days.

14. Invest in any issuer for purposes of exercising control or management.

15. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, mortgages or pledges or (ii) entering into repurchase transactions.

16. Engage in the short sales of securities, except short sales "against the box," if the cash or securities deposited in the segregated account with the Fund's custodian to collateralize its short positions in the aggregate exceed 25% of the Fund's net assets.

If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

Pursuant to an undertaking given to the Texas State Securities Board, the Fund may not invest in real estate limited partnerships or in interests (other than publicly traded equity securities) in oil, gas, or other mineral leases, exploration or development.

OFFICERS AND TRUSTEES

The Board of Trustees (the "Board") has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The trustees, in turn, elect the officers of the Fund who are responsible for administering day-to-day operations of the Fund. The affiliations of the officers and trustees and their principal occupations for the past five years are listed below. Trustees who are deemed to be "interested persons" of the Fund, as defined in the 1940 Act, are indicated by an asterisk(*).

  Frank T. Crohn (71)                      Trustee
  7251 West Palmetto Park Road
  Boca Raton, FL 33433

Chairman and Chief Executive Officer, Financial Benefit Life Insurance Company and Financial Benefit Group, Inc.; Director, Unity Mutual Life Insurance Company; and trustee of three of the investment companies in the Franklin Group of Funds.

* William J. Lippman (71)                  President, Chief
  One Parker Plaza                         Executive Officer
  Fort Lee, NJ 07024                       and Trustee

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., Franklin Templeton Distributors, Inc. and Franklin Management, Inc.; officer and/or director or trustee of six of the investment companies in the Franklin Group of Funds.

  Charles Rubens II (65)                   Trustee
  18 Park Road
  Scarsdale, NY 10583

Private Investor; and trustee of three of the investment companies in the Franklin Group of Funds.

  Leonard Rubin (70)                       Trustee
  501 Broad Avenue
  Ridgefield, NJ 07657

Chairman of the Board, Carolace Embroidery Co., Inc.; President, F.N.C Textiles, Inc.; Vice President, Trimtex Co. Inc.; and trustee of three of the investment companies in the Franklin Group of Funds.

  Harmon E. Burns (51)                     Vice President
  777 Mariners Island Blvd.
  San Mateo, CA 94404

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 43 of the investment companies in the Franklin Templeton Group of Funds.

  Kenneth V. Domingues (63)                Vice President -
  777 Mariners Island Blvd.                Financial Reporting
  San Mateo, CA 94404                      and Accounting
                                           Standards

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.

  Martin L. Flanagan (35)                  Vice President
  777 Mariners Island Blvd.                and Chief
  San Mateo, CA 94404                      Financial Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.

  Deborah R. Gatzek (47)                   Vice President
  777 Mariners Island Blvd.                and Secretary
  San Mateo, CA 94404

Senior Vice President - Legal, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and officer of 37 of the investment companies in the Franklin Group of Funds.

  Rupert H. Johnson, Jr. (55)              Vice President
  777 Mariners Island Blvd.
  San Mateo, CA 94404

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in the Franklin Templeton Group of Funds.

  Diomedes Loo-Tam (57)                    Treasurer and
  777 Mariners Island Blvd.                Principal Accounting
  San Mateo, CA 94404                      Officer

Employee of Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.

  Edward V. McVey (58)                     Vice President
  777 Mariners Island Blvd.
  San Mateo, CA 94404

Senior Vice President/National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 32 of the investment companies in the Franklin Group of Funds.

  R. Martin Wiskemann (69)                 Vice President
  777 Mariners Island Blvd.
  San Mateo, CA 94404

Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; Vice President, Treasurer and Director, ILA Financial Services, Inc. and Arizona Life Insurance Company of America; and officer and/or director, as the case may be, of 20 of the investment companies in the Franklin Group of Funds.

The preceding table indicates those officers and trustees who are also affiliated persons of Distributors and the investment manager. Trustees not affiliated with the investment manager ("nonaffiliated trustees") are currently paid fees of $600 per quarter plus $300 per meeting attended. As indicated above, certain of the Trust's nonaffiliated trustees also serve as directors, trustees or managing general partners of other investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds (the "Franklin Templeton Group of Funds") from which they may receive fees for their services. The following table indicates the total fees paid to nonaffiliated trustees by the Trust and by other funds in the Franklin Templeton Group of Funds.

                                                                 Number of
                                           Total Fees          Boards in the
                         Total Fees     Received from the   Franklin Templeton
                          Received     Franklin Templeton    Group of Funds on
Name                   from the Trust*  Group of Funds**   Which Each Serves***
Frank T. Crohn......       $3,900             $15,600                3
Charles Rubens, II..       $3,900             $15,600                3
Leonard Rubin.......       $3,900             $15,600                3


*For the fiscal year ended October 31, 1995.

**For the calendar year ended December 31, 1995.

***The number of boards is based on the number of registered investment companies in the Franklin Templeton Group of Funds and does not include the total number of series or funds within each investment company for which the trustees are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, consisting of approximately 162 U.S. based funds or series.

Nonaffiliated trustees are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or trustee received any other compensation directly from the Fund. Certain officers or trustees who are shareholders of Franklin Resources, Inc. ("Resources") may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of December 7, 1995, the officers and trustees, as a group, owned of record and beneficially approximately 64,792 shares or less than 1% of the total outstanding shares of the Fund. Many of the Fund's trustees also own shares in various of the other funds in the Franklin Templeton Group of Funds.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the Fund's outstanding shares.

INVESTMENT ADVISORY AND OTHER SERVICES

The investment manager of the Fund is Franklin Advisers, Inc. ("Advisers" or "Manager"). Advisers is a wholly-owned subsidiary of Resources, a publicly-owned holding company whose shares are listed on the New York Stock Exchange (the "Exchange"). Resources owns several other subsidiaries that are involved in investment management and shareholder services.

Pursuant to the management agreement, the Manager provides investment research and portfolio management services, including the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Manager's activities are subject to the review and supervision of the Board to whom the Manager renders periodic reports of the Fund's investment activities. Under the terms of the management agreement, the Manager provides office space and office furnishings, facilities and equipment required for managing the business affairs of the Fund; maintains all internal bookkeeping, clerical, secretarial and administrative personnel and services; and provides certain telephone and other mechanical services. The Manager is covered by fidelity insurance on its officers, directors and employees for the protection of the Fund. Please see the Statement of Operations in the financial statements included in the Trust's Annual Report to Shareholders dated October 31, 1995.

The Manager also provides management services to numerous other investment companies or funds pursuant to management agreements with each fund. The Manager may give advice and take action with respect to any of the other funds it manages, or for its own account, which may differ from action taken by the Manager on behalf of the Fund. Similarly, with respect to the Fund, the Manager is not obligated to recommend, purchase or sell, or to refrain from recommending, purchasing or selling any security that the Manager and access persons, as defined by the 1940 Act, may purchase or sell for its or their own account or for the accounts of any other fund. Furthermore, the Manager is not obligated to refrain from investing in securities held by the Fund or other funds which it manages or administers. Of course, any transactions for the accounts of the Manager and other access persons will be made in compliance with the Trust's Code of Ethics.

Pursuant to the management agreement, the Fund is obligated to pay the Manager a fee computed and accrued daily and paid monthly at an annual rate of 0.625 of 1% for the first $100 million of average daily net assets of the Fund; 0.50 of 1% on net assets in excess of $100 million up to $250 million; 0.45 of 1% on net assets in excess of $250 million up to $10 billion; 0.44 of 1% on net assets in excess of $10 billion up to and including $12.5 billion; 0.42 of 1% on net assets in excess of $12.5 billion up to and including $15 billion; and 0.40 of 1% on net assets in excess over $15 billion.

The management agreement specifies that the management fee will be reduced to the extent necessary to comply with the most stringent limits on the expenses which may be borne by the Fund as prescribed by any state in which the Fund's shares are offered for sale. The most stringent current limit requires the Manager to reduce or eliminate its fee to the extent that aggregate operating expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses such as litigation costs) would otherwise exceed in any fiscal year 2.5% of the first $30 million of average net assets of the Fund, 2.0% of the next $70 million of average net assets of the Fund and 1.5% of average net assets of the Fund in excess of $100 million. Expense reductions have not been necessary based on state requirements.

In previous years the Manager agreed in advance to waive its management fees and make certain payments to reduce expenses. For the fiscal years ended October 31, 1993, and 1994, the Manager waived the management fees the Fund was otherwise contractually obligated to pay of $65,810 and $111,747, respectively. Management fees for the fiscal year ended October 31, 1995, when there was no advance waiver, were $1,325,910.

The management agreement is in effect until March 31, 1997. Thereafter, it may continue in effect for successive annual periods providing such continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Fund's trustees who are not parties to the management agreement or interested persons of any such party (other than as trustees of the Fund), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, or by the Manager on 30 days' written notice and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Franklin/Templeton Investor Services, Inc. ("Investor Services"), a wholly-owned subsidiary of Resources, is the shareholder servicing agent for the Fund and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.

Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York, 10286, acts as custodian of the securities and other assets of the Fund. Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as custodian for cash received in connection with the purchase of Fund shares. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Fund's independent auditors. During the fiscal year ended October 31, 1995, their auditing services consisted of rendering an opinion on the financial statements of the Fund included in the Trust's Annual Report to Shareholders dated October 31, 1995.

HOW DOES THE FUND PURCHASE
SECURITIES FOR ITS PORTFOLIO?

Under the current management agreement, the selection of brokers and dealers to execute transactions in the Fund's portfolio is made by the Manager in accordance with criteria set forth in the management agreement and any directions which the Board may give.

When placing a portfolio transaction, the Manager attempts to obtain the best net price and execution of the transaction. On portfolio transactions done on a securities exchange, the amount of commission paid by the Fund is negotiated between the Manager and the broker executing the transaction. The Manager seeks to obtain the lowest commission rate available from brokers that are felt to be capable of efficient execution of the transactions. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based to a large degree on the professional opinions of the persons responsible for the placement and review of such transactions. These opinions are formed on the basis of, among other things, the experience of these individuals in the securities industry and information available to them concerning the level of commissions being paid by other institutional investors of comparable size. The Manager will ordinarily place orders for the purchase and sale of over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the Manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price. The Fund seeks to obtain prompt execution of orders at the most favorable net price.

The amount of commission is not the only relevant factor to be considered in the selection of a broker to execute a trade. If it is felt to be in the Fund's best interest, the Manager may place portfolio transactions with brokers who provide the types of services described below, even if it means the Fund will pay a higher commission than if no weight were given to the broker's furnishing of these services. This will be done only if, in the opinion of the Manager, the amount of any additional commission is reasonable in relation to the value of the services. Higher commissions will be paid only when the brokerage and research services received are bona fide and produce a direct benefit to the Fund or assist the Manager in carrying out its responsibilities to the Fund, or when it is otherwise in the best interest of the Fund to do so, whether or not such services may also be useful to the Manager in advising other clients.

When it is felt that several brokers are equally able to provide the best net price and execution, the Manager may decide to execute transactions through brokers who provide quotations and other services to the Fund, specifically including the quotations necessary to determine the value of the Fund's net assets, in such amount of total brokerage as may reasonably be required in light of such services and through brokers who supply research, statistical and other data to the Fund and Manager in such amount of total brokerage as may reasonably be required.

It is not possible to place a dollar value on the special executions or on the research services received by the Manager from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits the Manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, the Manager and its affiliates may use this research and data in their investment advisory capacities with other clients. Provided that the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares may also be considered as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Distributors is a member of the National Association of Securities Dealers, it is sometimes entitled to obtain certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisers under the management agreement will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection therewith.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the Manager are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. It is recognized that in some cases this procedure could possibly have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

During the past three fiscal years ended October 31, the Fund paid brokerage commissions totaling $143,849, $922,550, and $851,495, respectively. As of October 31, 1995, the Fund did not own securities of its regular broker-dealers.

HOW DO I BUY AND SELL SHARES?

All checks, drafts, wires and other payment mediums used for purchasing or redeeming shares of the Fund must be denominated in U.S. dollars. The Fund reserves the right, in its sole discretion, to either (a) reject any order for the purchase or sale of shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

In connection with exchanges, it should be noted that since the proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the redemption, the funds into which you are seeking to exchange reserve the right to delay issuing shares pursuant to an exchange until said fifth business day. The redemption of shares of the Fund to complete an exchange will be effected at the close of business on the day the request for exchange is received in proper form at the net asset value then effective. Please see "What If My Investment Outlook Changes? - Exchange Privilege" in the Prospectus.

If, in connection with the purchase of Fund shares, you submit a check or a draft that is returned unpaid to the Fund, the Fund may impose a $10 charge against your account for each returned item.

Dividend checks returned to the Fund marked "unable to forward" by the postal service will be deemed to be a request to change your dividend option to reinvest all distributions and the proceeds will be reinvested in additional shares at net asset value until new instructions are received.

The Fund may deduct from your account the costs of its efforts to locate you if mail is returned as undeliverable or the Fund is otherwise unable to locate you or verify your current mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to such banks' discretionary trust funds at net asset value. The banks may charge service fees to their customers who participate in the discretionary trusts. Pursuant to agreements, a portion of such service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Purchases and Redemptions
through Securities Dealers

Orders for the purchase of shares of the Fund received in proper form prior to the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) any business day that the Exchange is open for trading and promptly transmitted to the Fund will be based upon the public offering price determined that day. Purchase orders received by securities dealers or other financial institutions after the scheduled close of the Exchange will be effected at the Fund's public offering price on the day it is next calculated. The use of the term "securities dealer" herein shall include other financial institutions which, either directly or through affiliates, have an agreement with Distributors to handle customer orders and accounts with the Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity.

Orders for the redemption of shares are effected at net asset value subject to the same conditions concerning time of receipt in proper form. It is the securities dealer's responsibility to transmit the order in a timely fashion and any loss to you resulting from the failure to do so must be settled between you and the securities dealer.

Other Payments to Securities Dealers

As discussed in the Prospectus under "How Do I Buy Shares? - General," either Distributors or one of its affiliates may make payments, out of its own resources, to securities dealers who initiate and are responsible for purchases made at net asset value by certain trust companies and trust departments of banks, certain designated retirement plans (excluding IRA and IRA Rollovers), certain non-designated plans, and certain retirement plans of organizations with collective retirement plan assets of $1 million or more, as described below. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the securities dealer in the event shares are redeemed within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to securities dealers who initiate and are responsible for purchases made at net asset value by certain designated retirement plans (excluding IRA and IRA rollovers): 1% on sales of $1 million but less than $2 million, plus 0.80% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. These payment breakpoints are reset every 12 months for purposes of additional purchases. With respect to purchases made at net asset value by certain trust companies and trust departments of banks and certain retirement plans of organizations with collective retirement plan assets of $1 million or more, either Distributors, or one of its affiliates, out of its own resources, may pay up to 1% of the amount invested.

Letter of Intent

You may qualify for a reduced sales charge on the purchase of shares of the Fund, as described in the Prospectus. At any time within 90 days after the first investment which you want to qualify for a reduced sales charge, you may file with the Fund a signed Shareholder Application, with the Letter of Intent (the "Letter") section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based upon purchases in more than one of the Franklin Templeton Funds will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds, including Class II shares, acquired more than 90 days before the Letter is filed, will be counted towards completion of the Letter, but will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make, unless by a designated retirement plan, during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending upon the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to designated retirement plans. If you execute a Letter prior to a change in the sales charge structure for the Fund, you will be entitled to complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in shares of the Fund registered in your name. This policy of reserving shares does not apply to a designated retirement plan. If the total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of such purchases had been made at a single time. Upon such remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account prior to fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If a Letter is executed on behalf of a designated retirement plan, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.

Redemptions in Kind

The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In such circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets. Should the Fund do so, you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. Should it happen, however, you may not be able to recover your investment in a timely manner and you may incur brokerage costs in selling the securities.

Redemptions by the Fund

Due to the relatively high cost of handling small investments, the Fund reserves the right to involuntarily redeem your shares at net asset value if your account has a value of less than one-half of your initial required minimum investment, but only where the value of your account has been reduced by the prior voluntary redemption of shares. Until further notice, it is the present policy of the Fund not to exercise this right if your account has a value of $1250 or more. In any event, before the Fund redeems your shares and sends you the proceeds, it will notify you that the value of the shares in your account is less than the minimum amount and allow you 30 days to make an additional investment in an amount which will increase the value of your account to at least $2500.

Reinvestment Date

Shares acquired through the reinvestment of dividends will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary from month to month and does not affect the amount or value of the shares acquired.

Reports to Shareholders

The Fund sends annual and semiannual reports regarding its performance and portfolio holdings to shareholders. If you would like to receive an interim quarterly report, you may phone Fund Information at 1-800/DIAL BEN.

Special Services

The Franklin Templeton Institutional Services Department provides specialized services, including recordkeeping, for institutional investors of the Fund. The cost of these services is not borne by the Fund.

Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee which the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

HOW ARE FUND SHARES VALUED?

As noted in the Prospectus, the Fund calculates net asset value as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. As of the date of this SAI, the Fund is informed that the Exchange observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Manager.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sale price on the relevant exchange prior to the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, the options are valued within the range of the current closing bid and ask prices if such valuation is believed to fairly reflect the contract's market value.

In the case of securities of closed-end funds, the last quoted sale price, or the mean between the quoted bid and ask prices, may be lower or higher than the net asset value of such securities. Other securities for which market quotations are readily available are valued at the current market price which may be obtained from a pricing service based on a variety of factors, including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of trustees, the Fund may utilize a pricing service, bank or securities dealer to perform any of the above described functions.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and ask prices is used. Occasionally events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value. If events which materially affect the values of these foreign securities occur during such period, then these securities will be valued in accordance with procedures established by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the scheduled close of the Exchange. The value of these securities used in computing the net asset value of the Fund's shares is determined as of such times. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the scheduled close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of these securities occur during such period, then the securities will be valued at their fair value as determined in good faith by the Board.

ADDITIONAL INFORMATION REGARDING TAXATION

As stated in the Prospectus, the Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. The trustees reserve the right not to maintain the qualification of the Fund as a regulated investment company if they determine such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable to the extent of the Fund's available earnings and profits.

Subject to the limitations discussed below, all or a portion of the income distributions paid by a Fund may be treated by corporate shareholders as qualifying dividends for purposes of the dividends received deduction under federal income tax law. If the aggregate qualifying dividends received by the Fund (generally, dividends from U.S. domestic corporations, the stock in which is not debt-financed by the Fund and is held for at least a minimum holding period) is less than 100% of its distributable income, then the amount of the Fund's dividends paid to corporate shareholders which may be designated as eligible for such deduction will not exceed the aggregate qualifying dividends received by the Fund for the taxable year. The amount or percentage of income qualifying for the corporate dividends-received deduction will be provided by the Fund annually in a notice to shareholders mailed shortly after the end of the Fund's fiscal year.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the twelve-month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. Under these rules, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated for tax purposes as if paid by the Fund and received by you on December 31 of the calendar year in which they are declared. The Fund intends as a matter of policy to declare such dividends, if any, in December and to pay these dividends in December or January to avoid the imposition of this tax, but does not guarantee that its distributions will be sufficient to avoid any or all federal excise taxes.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. For most shareholders, gain or loss will be recognized in an amount equal to the difference between the shareholder's basis in the shares and the amount received, subject to the rules described below. If such shares are a capital asset in the hands of the shareholder, gain or loss will be capital gain or loss and will be long-term for federal income tax purposes if the shares have been held for more than one year.

All or a portion of the sales charge incurred in purchasing shares of the Fund will not be included in the federal tax basis of such shares sold or exchanged within ninety (90) days of their purchase (for purposes of determining gain or loss with respect to such shares) if the sales proceeds are reinvested in the Fund or in another fund in the Franklin Group of Funds and the Templeton Funds and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. You should consult with your tax advisors concerning the tax rules applicable to the redemption or exchange of Fund shares.

All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent other shares of the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after such redemption. Any loss disallowed under these rules will be added to the tax basis of the shares purchased.

The Fund's investment in options and certain transactions involving actual or deemed short sales are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indices, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security.

When the Fund holds an option or contract which substantially diminishes the Fund's risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses.

As a regulated investment company, the Fund is also subject to the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months ("short-short income"). This requirement may limit the Fund's ability to engage in options and hedging transactions because these transactions are often consummated in less than three months, may require the sale of portfolio securities held less than three months and may, as in the case of short sales of portfolio securities, reduce the holding periods of certain securities within the Fund, resulting in additional short-short income for the Fund.

The Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of the Fund as a regulated investment company under Subchapter M of the Code.

Gain realized by a Fund from transactions entered into after April 30, 1993 that are deemed to constitute "conversion transactions" under the Code and which would otherwise produce capital gain may be recharacterized as ordinary income to the extent that such gain does not exceed an amount defined by the Code as the "applicable imputed income amount." A conversion transaction is any transaction in which substantially all of the Fund's expected return is attributable to the time value of the Fund's net investment in such transaction and any one of the following criteria are met: 1) there is an acquisition of property with a substantially contemporaneous agreement to sell the same or substantially identical property in the future; 2) the transaction is an applicable straddle; 3) the transaction was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain; or 4) the transaction is specified in Treasury regulations to be promulgated in the future. The applicable imputed income amount, which represents the deemed return on the conversion transaction based upon the time value of money, is computed using a yield equal to 120 percent of the applicable federal rate, reduced by any prior recharacterizations under this provision or Section 263(g) of the Code concerning capitalized carrying costs.

THE FUND'S UNDERWRITER

Pursuant to an underwriting agreement in effect until March 31, 1997, Distributors acts as principal underwriter in a continuous public offering for shares of the Fund. The underwriting agreement will continue in effect for successive annual periods provided that its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Fund's trustees who are not parties to the underwriting agreement or interested persons of any such party (other than as trustees of the Fund), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Until April 30, 1994, income dividends were reinvested at the offering price (which includes the sales charge) and Distributors allowed 50% of the entire commission to the securities dealer of record, if any, on an account. Starting with any income dividends paid after April 30, 1994, such reinvestment is at net asset value.

In connection with the offering of the Fund's shares, aggregate underwriting commissions for the fiscal years ended October 31, 1993, 1994 and 1995 were $143,922, $953,869 and $1,801,511, respectively. After allowances to dealers, Distributors retained $73, and $31,319 in net underwriting discounts and commissions in 1993 and 1994, respectively, and nothing in 1995. Distributors may be entitled to reimbursement under the Fund's distribution plan, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

Distribution Plan

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") whereby the Fund may pay up to a maximum of 0.25% per annum of its average net assets for expenses incurred in the distribution of its shares. In addition, the Plan provides that up to an additional 0.25% may be paid to Distributors or others as a service fee to reimburse these service providers for personal services to shareholders of the Fund and/or the maintenance of shareholder accounts.

In addition to the payments to which Distributors or others are entitled under the Plan, the Plan also provides that to the extent the Fund, the Manager or Distributors or other parties on behalf of the Fund, the Manager or Distributors, make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the Plan.

In no event shall the aggregate asset-based sales charges which include payments made under the Plan, plus any other payments deemed to be made pursuant to the Plan, exceed the amount permitted to be paid pursuant to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., Article III,
Section 26(d)4.

The terms and provisions of the Plan relating to required reports, term, and approval are consistent with Rule 12b-1.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the Plan as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. Such banking institutions, however, are permitted to receive fees under the Plan for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing such services, you would be permitted to remain a shareholder of the Fund, and alternate means for continuing the servicing would be sought. In such an event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

The Plan has been approved in accordance with the provisions of Rule 12b-1. The Plan is effective through March 31, 1997, and renewable annually by a vote of the Board, including a majority vote of the trustees who are non-interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such trustees be done by the non-interested trustees. The Plan and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested trustees on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with the Manager or the underwriting agreement with Distributors, or by a vote of a majority of the Fund's outstanding shares. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The Plan and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the Fund's outstanding shares, and all material amendments to the Plan or any related agreements shall be approved by a vote of the non-interested trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plan should be continued.

For the fiscal year ended October 31, 1995, the total amount paid by the Fund pursuant to the Plan was $1,068,865, which was used for the following purposes:


                                                        Dollar
                                                        Amount

Advertising......................................        $ 65,454
Printing and mailing of prospectuses
 other than to current shareholders..............        $ 33,991
Payments to underwriters.........................        $ 29,281
Payments to broker-dealers.......................        $940,139

GENERAL INFORMATION

Performance

As noted in the Prospectus, the Fund may from time to time quote various performance figures to illustrate the Fund's past performance and may occasionally cite statistics to reflect its volatility or risk.

Performance quotations by investment companies are subject to rules adopted by the SEC. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Fund to compute or express performance follows.

Total Return

The average annual total return is determined by finding the average annual compounded rates of return over one-, five- and ten-year periods, or fractional portion thereof, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase order, and income dividends and capital gains are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees. If a change is made on the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

The Fund's average annual compounded rates of return for the indicated periods ended October 31, 1995 were as follows:

One Year...........................................     17.51%
From inception (April 2, 1990).....................     14.67%

These figures were calculated according to the SEC formula:

                                        n
                                  P(1+T)  = ERV

where:

P   =  a hypothetical initial payment of $1,000

T   =  average annual total return

n   =  number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods at the end of the one-, five- or ten-year periods (or fractional portion thereof)

As discussed in the Prospectus, the Fund may quote total rates of return in addition to its average annual total return. These quotations are computed in the same manner as the Fund's average annual compounded rate, except they will be based on the Fund's actual return for a specified period rather than on its average return over one-, five- and ten-year periods, or fractional portion thereof. The Fund's total rates of return for the indicated periods ended October 31, 1995 were as follows:

One Year...........................................     17.51%
From inception (April 2, 1990).....................    114.85%



Current Yield

Current yield reflects the income per share earned by the Fund's portfolio investments and is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The Fund's yield for the 30-day period ended October 31, 1995 was 1.23%.

This figure was obtained using the following SEC formula:

                                                6
                            Yield = 2 [(a-b + 1)  -1]
                                       ----
                                        cd

where:

a   =  dividends and interest earned during the period

b   =  expenses accrued for the period (net of reimbursements)

c   =  the average daily number of shares outstanding during the period that were entitled to receive dividends

d   =  the maximum offering price per share on the last day of the period

The above formula will be used in calculating quotations of current yield, based on specified 30-day periods identified in an advertisement or communication. Yield calculations assume the maximum applicable sales load.

The Fund's current yield and total return may be compared to relevant indices, including U.S. domestic and international taxable bond indices and data from Lipper Analytical Services, Inc. or S&P's Indices.

Current Distribution Rate

Current yield which is calculated according to a formula prescribed by the SEC is not indicative of the amounts which were or will be paid to shareholders of the Fund. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is computed by dividing the total amount of dividends per share paid by the Fund during the past 12 months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of dividend payout or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time.

Volatility

Occasionally, statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare Fund net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

Other Performance Quotations

For investors who are permitted to purchase shares of the Fund at net asset value, sales literature pertaining to the Fund may quote a current distribution rate, yield, total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

You should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's current yield or total return for any period should not be considered as a representation of what an investment may earn or what your total return or yield may be in any future period. You should also note that although the Fund believes that there are substantial benefits to be realized by investing in the shares of closed-end funds, these investments also involve certain risks. Please see "What Are the Fund's Potential Risks?" in the Prospectus.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.

Comparisons

To help you better evaluate how an investment in the Fund may satisfy your investment objective, advertisements and other materials regarding the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. Such comparisons may include, but are not limited to, the following examples:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for equity funds.

h) Valueline Index - an unmanaged index which follows the stocks of approximately 1,700 companies.

i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Historical data supplied by the research departments of First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

k) Financial publications: The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune and Money magazines provide performance statistics over specified time periods.

l) Morgan Stanley Capital International World Indices, including, among others, the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE Index"). The EAFE index is an unmanaged index of more than 1,000 companies of Europe, Australia and the Far East.

m) Financial Times Actuaries Indices - including the FTA-World Index (and components thereof), which are based on stocks in major world equity markets.

n) The Russell 1000 Value Index is a total return index that comprises stocks from the Russell 1000 Index with a less than average growth orientation. The average market capitalization (as of November 31, 1995) is $18.99 billion.

From time to time, advertisements or information for the Fund may include a discussion of the benefits of investing in the shares of closed-end investment companies by purchasing the shares of a mutual fund, such as the Fund, which invest a substantial portion of its assets in closed-end fund shares. Such advertisements or information may include symbols, headlines or other material which highlights or summarizes the information discussed in more detail in the communication.

These advertisements and sales literature may also note that deeply discounted securities offer growth potential, but that finding these deeply discounted securities involves expensive and extensive research generally available only to large institutional investors and very affluent investors. Further, it may be noted that the Fund is the first to offer the research and potential benefits of buying discounted securities in the mutual fund format.

Advertisements or information may also compare the Fund's performance to the return on certificates of deposit or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a certificate of deposit issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, as well as the value of its shares which are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. Certificates of deposit are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to such other averages.

Other Features and Benefits

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and/or other long-term goals. The Franklin College Costs Planner may assist you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that such goals will be met.

Miscellaneous Information

The Fund is a member of the Franklin Templeton Group of Funds one of the largest mutual fund organizations in the U.S. and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 48 years and now services more than 2.5 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $135 billion in assets under management for more than 3.9 million U.S. based mutual fund shareholder and other accounts. The Franklin Group of Funds and the Templeton Group of Funds offers to the public 114 U.S. based mutual funds.
The Fund may identify itself by its NASDAQ symbol or CUSIP number.

The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past seven years.

Employees of Resources or its subsidiaries who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed within 24 hours after clearance; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and (iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Fund's Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets if you are held personally liable for obligations of the Fund. The Declaration of Trust provides that the Fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the Fund and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk of you incurring financial loss on account of shareholder liability is limited to the unlikely circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

Ownership and Authority Disputes

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the Internal Revenue Service in response to a Notice of Levy.

FINANCIAL STATEMENTS

The audited financial statements contained in the Annual Report to Shareholders of the Trust, dated October 31, 1995, including the auditors' report, are incorporated herein by reference.


APPENDIX

Description of Corporate Bond Ratings

Moody's

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Nonrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonably up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.


Description of Commercial Paper Ratings

Moody's

Moody's commercial paper ratings, which are also applicable to municipal paper investments permitted to be made by the Fund, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

Prime-1 repayment ability will often be evidenced by many of the following characteristics:

- Leading market positions in well-established industries.

- High rates of return on funds employed.

- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

S&P Notes

A S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest.

SP-3: Speculative capacity to pay principal and interest.


o282 STKSA

                        SUPPLEMENT DATED DECEMBER 1, 1996
                  TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                               FRANKLIN VALUE FUND
                              Dated March 11, 1996

I.The section "Officers and Trustees" is revised to add the following:
  As of November 4, 1996, the officers and trustees did not own of record or beneficially any shares of either class of the Fund.

II. The section "Investment Advisory and Other Services" is revised to reflect that as of July 1, 1996, Franklin Advisory Services, Inc. ("Advisory Services") is the Fund's investment manager and to add the following:

     Administrative Services. Under an agreement with Advisory Services, Franklin Templeton Services, Inc. ("FT Services") provides certain administrative services and facilities for the Fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

     Under its administration agreement, Advisory Services pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the Fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. The fee is paid by Advisory Services. It is not a separate expense of the Fund.

III. The sales charge table at the top of page 15 under "How Do I Buy and Sell Shares?", referring to Taiwan investors, applies only to Class I shares. The table is replaced with the following:

Size of Purchase - U.S. dollars                           Sales Charge
Under $30,000..........................................       3.0%
$30,000 but less than $50,000..........................       2.5%
$50,000 but less than $100,000.........................       2.0%
$100,000 but less than $200,000........................       1.5%
$200,000 but less than $400,000........................       1.0%
$400,000 or more.......................................      .0%

IV. The two paragraphs under "How Do I Buy and Sell Shares?" - Other Payments to Securities Dealers" are replaced in their entirety with the following:

     Distributors will pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

     Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class I shares by certain retirement plans pursuant to a sales charge waiver, as discussed in the Prospectus: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

     These breakpoints are reset every 12 months for purposes of additional purchases.

V. The reduced sales charge described under "How Do I Buy and Sell Shares? - Letter of Intent" applies only to Class I shares.

VI. The section "How Are Fund Shares Valued?" is revised to add the following:
The net asset value per share is calculated for each class of the Fund.

VII. "The Fund's Underwriter - Distributions Plan" is amended as follows:
The first paragraph in this section applies only to Class I's Rule 12b-1 plan. The remaining paragraphs in this section apply to both the Class I and Class II Rule 12b-1 plans.

The following paragraphs are added to this section.

  Under the Class II plan, the Fund pays Distributors up to 0.75% per year of Class II's average daily net assets, payable quarterly, for distribution and related expenses. These fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them without reimbursement by the Fund. Under the Class II Plan, the Fund also pays an additional 0.25% per year of Class II's average daily net assets, payable quarterly, as a servicing fee.

VIII. The following is added under "General Information."

  Total Return
  The Fund's total rate of return for Class I from March 11, 1996 (date of inception) through June 30, 1996, was 2.23%.

Current Yield

  The yield for Class I for the 30-day period ended June 30, 1996, was 1.19%.

Current Distribution

  Rate The Fund's current distribution rate for Class I for the 30-day period ended June 30, 1996, was 0.18%.

Miscellaneous Information

As of November 4, 1996, the principal shareholders of the Fund, beneficial or of record, were as follows:

Name and Address                             Share Amount   Percentage
CLASS I
Franklin Resources, Inc.
Corporate Treasury
1850 Gateway Drive, 6th Flr
San Mateo, CA 94404....................... 66,871.787           14.16%
CLASS II
Lehman Brothers, Inc.
FBO 835-91120-11
P.O. Box 29198
Brooklyn, NY 11202-9198...................  3,136.574           12.36%
Lehman Brothers, Inc.
FBO 835-91121-10
P.O. Box 29198
Brooklyn, NY 11202-9198...................  2,647.829           10.43%
NFSC FEBO
FBO William E. McCahan, Jr.
7230 Jonestown Rd.
Harrisburg, PA 17112......................  4,162.125           16.40%
First Financial Trust Co. TTEE
Allen Charitable Remainder Unitrust
P.O. Box 537
Franklin Lakes, NJ 07417..................  1,563.967            6.16%

IX. The following is added after the last paragraph on page 27:


  Financial

FRANKLIN VALUEINVESTORS TRUST

Statement of Investments in Securities and Net Assets, June 30, 1996 (unaudited)



  Shares     Franklin Value Fund
             Common Stocks  87.5%

             Banks & Thrifts  10.7%
   1,100a    Associates First Capital Corp......................................................................       $ 41,388
    2,100    BankAtlantic Bancorp, Inc. - Class B ..............................................................         29,400
  12,100a    Bank Plus Corp. ...................................................................................        105,875
  35,000c    Christiania Bank Og Kreditkasse (Norway)...........................................................         82,511
    2,000    Fidelity Financial of Ohio, Inc....................................................................         20,000
    3,200    Financial Security Assurance Holdings Ltd. ........................................................         87,600
   5,000a    GA Financial, Inc..................................................................................         55,000
                                                                                                                        421,774
             Food  5.2%
    5,000    Nash-Finch Co. ....................................................................................         80,000
    1,000    Schultz Sav-o Stores, Inc..........................................................................         12,875
   12,000    Super Food Services, Inc...........................................................................        114,000
                                                                                                                        206,875
             Furniture & Homebuilders 5.1%
   7,400a    American Woodmark Corp. ...........................................................................         41,625
   5,400a    Beazer Homes USA, Inc..............................................................................         86,400
    5,000    Ryland Group, Inc..................................................................................         75,000
                                                                                                                        203,025
             Industrial  7.7%
    9,000    Haskel International, Inc..........................................................................         67,500
    5,600    Oil-Dri Corporation of America.....................................................................         83,300
    2,500    Rochester & Pittsburgh Coal Co. ...................................................................         78,750
   12,500    United Industrial Corp. ...........................................................................         76,563
                                                                                                                        306,113
             Insurance-Life & Specialty  6.6%
    1,100    American National Insurance Co. ...................................................................         71,500
    8,800    Presidential Life Corp. ...........................................................................         91,300
    3,000    USLIFE Corp. ......................................................................................         98,625
                                                                                                                        261,425
             Insurance-Property & Casualty  3.5%
   2,000a    PICOM Insurance Co. ...............................................................................         50,000
    3,700    RLI Corp. .........................................................................................         90,188
                                                                                                                        140,188
             Manufacturing  11.5%
   8,000a    American Pacific Corp. ............................................................................         50,000
   1,500a    CasTech Aluminum Group, Inc. ......................................................................         22,125
    1,750    Douglas & Lomason Co. .............................................................................         24,938
   10,000    Ennis Business Forms ..............................................................................        113,750
    3,100    Flexsteel Industries, Inc. ........................................................................         36,425
    6,000    Medex, Inc. .......................................................................................         77,250
    9,100    Oshkosh Truck Corp. ...............................................................................        128,538
                                                                                                                        453,026
             Miscellaneous  1.8%
   6,000a    Aztar Corp. .......................................................................................         69,000
             Real Estate  5.4%
    4,500    Rouse Co. .........................................................................................        116,438
   4,000a    U.S. Home Corp. ...................................................................................         98,500
                                                                                                                        214,938

             Retail  7.1%
  10,000a    Allou Health and Beauty, Inc. .....................................................................       $ 68,750
   8,000a    Little Switzerland, Inc. ..........................................................................         42,000
  10,700a    S & K Famous Brands, Inc. .........................................................................        102,988
    4,000    Strawbridge & Clothier, Class A....................................................................         65,000
                                                                                                                        278,738
             Technology 21.4%
    4,000    Adobe Systems, Inc. ...............................................................................        143,500
  10,900a    Advanced Logic Research, Inc. .....................................................................         91,288
    4,600    Analysis & Technology, Inc. .......................................................................         63,250
   3,800a    Cray Research, Inc. ...............................................................................         91,675
   6,900a    ESCO Electronics Corp. ............................................................................         78,488
    8,200    Health Images, Inc. ...............................................................................         95,325
   7,700a    Quantum Corp. .....................................................................................        112,613
   7,300a    Symantec Corp. ....................................................................................         91,250
  16,900a    Video Lottery Technologies, Inc. ..................................................................         76,050
                                                                                                                        843,439
             Utilities 1.5%
   7,500a    Niagara Mohawk Power Corp. ........................................................................         58,120
                   Total Long Term Investments (Cost $3,382,253)................................................      3,456,661
   Face
  Amount
             bReceivables from Repurchase Agreement  13.3%
$ 522,768    Joint Repurchase Agreement, 5.439%, 07/01/96 (Maturity Value $ 525,418) (Cost $525,179)
              Chase Securities, Inc., (Maturity Value $75,510 )
               Collateral: U.S. Treasury Notes, 5.375%, 11/30/97
              Daiwa Securities America, Inc., (Maturity Value $75,510)
              Collateral: U.S. Treasury Notes, 5.25% - 8.875%, 12/31/97 - 08/31/00
              Donaldson, Lufkin & Jenrette Securities Corp.,(Maturity Value $72,358)
              Collateral: U.S. Treasury Bills, 05/29/97
             U.S. Treasury Notes, 5.125% - 6.75%, 07/31/97 - 07/31/00
              Fuji Securities, Inc., (Maturity Value $75,510)
              Collateral: U.S. Treasury Notes, 5.50% - 8.875%, 07/31/97 - 02/15/99
              Lehman Government Securities, Inc., (Maturity Value $75,510)
              Collateral: U.S. Treasury Notes, 5.625% - 11.75%, 09/30/99 - 02/15/01
              SBC Capital Markets, Inc., (Maturity Value $75,510)
              Collateral: U.S. Treasury Notes, 5.75%, 09/30/97
              UBS Securities, Inc., (Maturity Value $75,510)
              Collateral: U.S. Treasury Notes, 6.50% - 8.875%, 11/15/98 - 11/30/99..............................        525,179
                       Total Investments (Cost $3,907,432)  100.8%..............................................      3,981,840
                       Liabilities in Excess of Other Assets  (.8)%.............................................        (32,157)
                       Net Assets  100.0%.......................................................................     $3,949,683


             At June 30, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $3,907,432 was as follows:
               Aggregate gross unrealized appreciation for all investments in which there was an
              excess of value over tax cost.....................................................................      $ 179,384
               Aggregate gross unrealized depreciation for all investments in which there was an
              excess of tax cost over value.....................................................................       (104,976)
               Net unrealized appreciation......................................................................       $ 74,408



aNon-income producing.
bFace amount for repurchase agreements is for the underlying collateral. See
Note 1( h ) regarding joint repurchase agreement.
cSecurities traded in foreign currency and valued in U.S. dollars.

The accompanying notes are an integral part of these financial statements.

FRANKLIN VALUE INVESTORS TRUST

Statement of Investments in Securities and Net Assets, June 30, 1996 (unaudited) (cont.)

  Shares     Franklin Value Fund
             Common Stocks (cont.)

The accompanying notes are an integral part of these financial statements.

FRANKLIN VALUEINVESTORS TRUST

Financial Statements

Statement of Assets and Liabilities
June 30, 1996 (unaudited)

Statement of Operations
for the period March 11, 1996 (effective date) to June 30, 1996 (unaudited)

                                                    Franklin
                                                   Value Fund
Assets:
 Investments in securities:
  At identified cost                               $3,382,253


  At value                                          3,456,661
 Receivables from repurchase agreements,
 at value and cost                                    525,179
 Cash                                                 122,930
 Receivables:
  Dividends and interest                                3,333
  Capital shares sold                                  81,690
  Unamortized organization costs (Note 2)               2,798

      Total assets                                  4,192,591

Liabilities:
 Payables:
  Investment securities purchased                     237,219
  Distributions payable to shareholders                     8
  Management fees                                       1,882
  Distribution fees                                     1,741
  Shareholder servicing costs                              65
 Accrued expenses and other liabilities                 1,993

      Total liabilities                               242,908

Net assets, at value                               $3,949,683


Net assets consist of:
 Undistributed net investment income                  $ 3,656
 Net unrealized appreciation on investments
 and translation of assets and liabilities
 denominated in foreign currencies                     74,408
 Undistributed net realized gains from investment
 and foreign currency transactions                      5,894
 Capital shares                                     3,865,725

Net assets, at value                               $3,949,683


Shares outstanding                                    246,165


Net asset value per share*                             $16.04


Maximum offering price per share 100/95.5,
 of net asset value per share)                         $16.80



         Value Fund
Investment income:
 Dividends                                           $11,799
 Interest (Note 1)                                     6,918

      Total income                                    18,717

Expenses:
 Management fees (Note 6)                              5,001
 Distribution fees (Note 6)                            1,811
 Shareholder servicing costs (Note 6)                    182
 Reports to shareholders                                 270
 Custodian fees                                            6
 Professional fees                                     1,271
 Trustees' fees and expenses                               9
 Amortization of organization costs (Note 2)             202
 Other                                                 1,425
 Management fees waived by manager (Note 6)           (1,288)

      Total expenses                                   8,889

      Net investment income                            9,828

Realized and unrealized gain (loss)
 from investments and foreign currency:
  Net realized gain from investments                   5,939
  Net unrealized appreciation on:
   Investments                                        74,408
   Translation of assets and liabilities

 denominated in foreign currencies                       (45)

Net realized and unrealized gain from

 investments and foreign currencies                   80,302

Net increase in net assets resulting from operations $90,130



*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FRANKLIN VALUE INVESTORS TRUST

Financial Statements

Statements of Changes in Net Assets for the period March 11, 1996 (effective date) to June 30, 1996 (unaudited)


                                                                                                                     Value Fund
                                                                                                                   For the period
                                                                                                                    ended 6/30/96
Increase in net assets:
 Operations:
  Net investment income..........................................................................................       $ 9,828
  Net realized gain from investments and foreign currency transactions...........................................         5,894
  Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies 74,408

      Net increase in net assets resulting from operations.......................................................        90,130
Distributions to shareholders from:
 Undistributed net investment income.............................................................................        (6,172)
Increase in net assets from capital share transactions (Note 3)..................................................     3,865,725

      Net increase in net assets.................................................................................     3,949,683
Net assets:
 Beginning of period.............................................................................................            --

 End of period...................................................................................................    $3,949,683

Undistributed net investment income included in net assets:
 Beginning of period.............................................................................................            --

 End of period...................................................................................................       $ 3,656

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements (unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Value Trust (the Trust) is an open-end, non-diversified management investment company (mutual fund), registered under the Investment Company Act of 1940 as amended. The Trust currently consists of three separate and distinct portfolios. This report pertains only to the Franklin Value Fund (the Fund). The Fund issues a separate series of the Trust's shares and maintains a totally separate and distinct investment portfolio. The investment objective of the Fund is capital growth and income.

The Value Fund became effective March 11, 1996.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Portfolio securities listed on a securities exchange or on the NASDAQ for which market quotations are readily available are valued at the last sale price or, if there is no sale price, within the range of the most recent quoted bid and asked prices. Other securities are valued based on a variety of factors, including yield, risk, maturity, trade activity and recent developments related to the securities. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Board of Trustees (the Board). Securities for which market quotations are not available are valued in accordance with procedures established by the Board.

The value of a foreign security is determined as of the earlier of the close of trading on the foreign exchange on which it is traded or the close of trading on the New York Stock Exchange. That value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked price is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value, unless material. If events which materially affect the value of these foreign securities occur during such period, then these securities will be valued in accordance with procedures established by the Board.

The fair values of securities restricted as to resale are determined following procedures established by the Board.

b. Income Taxes:

The Fund intends to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to shareholders which will be sufficient to relieve the Fund from income and excise taxes. The Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

d. Investment Income, Expenses and Distributions:

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily.

e. Accounting Estimates:

The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

f. Expense Allocation:

Common expenses incurred by the Trust are allocated to the Fund based on the ratio of net assets of the Fund to the combined net assets. In all other respects, expenses are charged to the Fund as incurred on a specific identification basis.

g. Foreign Currency Translation:

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange of the currencies against U.S. dollars on the valuation date. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the day that the transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recognized when reported by the custodian.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, gains or losses realized between the trade date and settlement dates on security transactions, the difference between the amounts of dividends and interest, and foreign withholding taxes recorded on the Trust's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at the end of the reporting period, resulting from changes in exchange rates.

h. Repurchase Agreements:

The Fund may enter into a joint repurchase agreement whereby their uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the joint repurchase agreement are allocated to the Fund based on their pro-rata interest.

A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by underlying U.S. government securities, which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At June 30, 1996, all outstanding repurchase agreements held by the Fund had been entered into on June 28, 1996.


2. UNAMORTIZED ORGANIZATION COSTS

The organization costs of the Fund are amortized on a straight-line basis over a period of five years from the effective date of registration under the Securities Act of 1933. In the event Franklin Resources, Inc. (Resources), which was the sole shareholder prior to the effective date of registration, redeems its shares within the five-year period, the pro-rata share of the then-unamortized deferred organization cost will be deducted from the redemption price paid to Resources. New investors purchasing shares of the Fund subsequent to that date bear such costs during the amortization period only as such charges are accrued daily against investment income.


3. TRUST SHARES

At June 30, 1996, there were an unlimited number of .01 par value shares of beneficial interest authorized. Transactions in each of the Fund's shares were as follows:


                                                                                                                Value Fund
                                                                                                             -----------------
                                                                                                           Shares      Amount
                                                                                                           ------     --------
For the period March 11, 1996 (effective date) to June 30, 1996
 Shares sold...........................................................................................   246,552    $3,871,760
 Shares issued in reinvestment of distributions........................................................       330         5,332
 Shares redeemed.......................................................................................      (717)      (11,367)

Net increase...........................................................................................   246,165     3,865,725


4. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

For tax purposes, the aggregate cost of securities and unrealized appreciation of the Fund are the same as for financial reporting purposes at June 30, 1996.


5. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding purchases and sales of short-term securities) for the period March 11, 1996 (effective date) to June 30, 1996, were as follows:

                                                                    Value Fund
                                                                     --------
Purchases...........................................................$3,414,839
Sales.................................................................$ 38,525


6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Management Agreement:

Under the terms of a management agreement, Franklin Advisory Services, Inc. (Advisory) provides investment advice, administrative services, office space and facilities to the Fund and receives fees computed daily on the net assets of the Fund as follows:

       Value Fund
   Annualized Fee Rate Daily Net Assets
    -------------      --------------------------------
         0.75%         First $500 million
         0.625%        Over $500 million, up to and including $1 billion
         0.50%         Over $1 billion

The terms of the management agreement provide that annual aggregate expenses of the Fund be limited to the extent necessary to comply with the limitations set forth in the laws, regulations, and administrative interpretations of the states in which the Fund's shares are registered. For the four months ended June 30, 1996, the Fund's expenses did not exceed these limitations. However, Advisory agreed in advance to waive management fees for the Value Fund, as noted in the statement of operations, in an effort to minimize the Value Fund's expenses.

b. Shareholder Services Agreement:

Under the terms of a shareholder services agreement with Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund pays costs on a per shareholder account basis. Shareholder servicing costs incurred by the Fund for the four months ended June 30, 1996, aggregated $182, all of which was paid to Investor Services.

c. Distribution Plans and Underwriting Agreement:

Under the terms of distribution plans pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the Plans), the Value Fund reimburses Franklin/Templeton Distributors, Inc. (Distributors), in an amount up to 0.35% per annum, of average daily net assets for costs incurred in the promotion,offering and marketing of the Fund's shares.

The Plans do not permit nor require payments of excess costs after termination.

In its capacity as underwriter for the shares of the Fund, Distributors receives commissions on sales of the Fund's shares of beneficial interest. Commissions are deducted from the gross proceeds received from the sale of the shares of the Fund, and as such are not expenses of the Fund. Distributors may also make payments, out of its own resources, to the dealers for certain sales of the Fund's shares. Commissions received by Distributors, the amounts paid to other dealers, and any applicable contingent deferred sales charges for the four months ended June 30, 1996, were as follows:

                                                                 Value Fund
                                                                  --------
Total commissions received...................................      $58,215

d. Other Affiliates and Related Party Transactions:

Certain officers and trustees of the Trust are also officers and/or directors of Distributors, Advisory, and Investor Services, all wholly-owned subsidiaries of Resources.

At June 30, 1996, Resources owned 27% of the Value Fund.





FRANKLIN
VALUE FUND


Franklin Value Investors Trust



STATEMENT OF
ADDITIONAL INFORMATION

777 Mariners Island Blvd., P.O. Box 7777           MARCH 11, 1996
San Mateo, CA 94403-7777 1-800/DIAL BEN



Contents                                     Page

How Does the Fund Invest Its Assets?         2
What Are the Fund's Potential Risks?         7
Investment Restrictions...........           9
Officers and Trustees.............           10
Investment Advisory and Other Services       13
How Does the Fund Purchase
 Securities For Its Portfolio?....           13
How Do I Buy and Sell Shares?.....           14
How Are Fund Shares Valued?.......           17
Additional Information Regarding Taxation    18
The Fund's Underwriter............           20
General Information...............           22
Financial Statements..............           26



The Franklin Value Fund (the "Fund") is a non-diversified, open-end series of Franklin Value Investors Trust (the "Trust"), a management investment company. The Fund's investment objective is to seek long-term total return. It seeks to achieve that objective by investing in the securities of companies that the Fund's investment manager believes are undervalued.

A Prospectus for the Fund, dated March 11, 1996 as may be amended from time to time, provides the basic information you should know before investing in the Fund and may be obtained without charge from the Fund or the Fund's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.

This Statement of Additional Information ("SAI") is not a prospectus. It contains information in addition to and in more detail than set forth in the Prospectus. This SAI is intended to provide you with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Fund's Prospectus.


How Does the Fund Invest Its Assets?

The Fund seeks long-term total return. The Fund seeks to achieve its objective by investing at least 65% of its assets in the securities of companies that the Fund's investment manager believes are undervalued. As with any other investment, there can be no assurance that this technique will be successful for the Fund or that the Fund will achieve its investment objective. Income is a secondary consideration of the Fund, although it is not part of the Fund's investment objective.

The following information supplements "How Does the Fund Invest Its Assets?" in the Prospectus.

Options and Futures

Options. The Fund may write covered call options that are listed on a national securities exchange and buy listed options on securities and securities indices for portfolio hedging purposes. The Fund may also write covered call options and buy put options that are traded over-the-counter ("OTC"). In addition, the Fund may enter into closing transactions with respect to its open option positions.

Call Options. The Fund may buy call options on securities which it intends to buy. By buying these options, the Fund limits the risk of a substantial increase in the market price of these securities. The Fund may also buy call options on securities held in its portfolio and on which it has written call options as described below.

A writer of a call option retains the amount of the premium paid by the buyer of the option regardless of whether it is exercised. The premium amount reflects, among other things, the relationship of the exercise price to the market price, the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates. A premium received by the writer of a covered call option may be offset by a decline in the market value of the underlying security during the option period. Because the writer of a call option may be assigned an exercise notice at any time before the termination of the call, the writer may have no control over when the underlying securities must be sold. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. Also, by writing a covered call option, the Fund gives up the opportunity to profit from any price increase in the underlying security above the option exercise price while the option is in effect.

Unless a writer of an option has already been notified of the exercise of an option, the writer may terminate its obligation by buying an option of the same series as the option previously written. This is known as a "closing purchase transaction," and it allows the writer's position to be canceled by the clearing corporation. A holder of an option liquidates its position by selling an option of the same series as the option previously purchased, which is known as a "closing sale transaction." There is no guarantee that either a closing purchase or a closing sale transaction can be completed.

The Fund may conduct a closing transaction on a written call option to permit the Fund to (i) write another call option on the underlying security with either a different exercise price, expiration date or both or (ii) use the cash or proceeds from the sale of the underlying security for other Fund investments. If the Fund wants to sell a security from its portfolio on which it has written a call option, it may conduct a closing transaction before or at the same time as it sells the security. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus any related transaction costs.

If the price of a closing transaction is less than the premium received from writing the option or the premium paid to buy the option, the Fund makes a profit on the transaction; if the price is more, the Fund realizes a loss. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the purchase of a call option is likely to be offset by appreciation of the underlying security owned by the Fund.

Put Options. The Fund may also buy put options. The Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. The Fund may buy a put option on an underlying security (a "protective put") owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security. This allows the Fund to sell the underlying security at the put exercise price, regardless of any decline in the underlying security's market price, until the put expires. If the investment manger decides to hold the underlying security for tax considerations, for example, a put option may be purchased in order to protect any unrealized appreciation. Of course any capital gain realized when the security is sold would be reduced by the premium paid for the put option and any transaction costs.

Options on Indices. Options on indices, which are described in the Prospectus, give the holder the right to receive cash equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, multiplied by a specified number. Options on indices differ from options on individual securities in that all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than on price movements in individual securities.

Forward Conversions. In a forward conversion, the Fund buys securities and writes call options and buys put options on such securities. By purchasing puts, the Fund protects the underlying security from depreciation in value. By selling or writing calls on the same security, the Fund receives premiums which may offset part or all of the cost of purchasing the puts while forgoing the opportunity for appreciation in the value of the underlying security. The Fund will not exercise a put it has purchased while a call option on the same security is outstanding.

Forward conversions are intended to hedge against fluctuations in the market value of the underlying security. Although it is generally intended that the exercise price of put and call options would be identical, situations might occur in which some option positions are acquired with different exercise prices. Therefore, the Fund's return may depend in part on movements in the price of the underlying security. The Fund's return on forward conversions may be greater or less than it would otherwise have been if it had hedged the security only by purchasing put options.

Spread and Straddle Options Transactions. In "spread" transactions, the Fund buys and writes a put or buys and writes a call on the same underlying security with the options having different exercise prices and/or expiration dates. In "straddles," the Fund purchases or writes combinations of put and call options on the same security. When the Fund engages in spread and straddle transactions, it seeks to profit from differentials in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. Because these transactions require the Fund to buy and/or write more than one option simultaneously, the Fund's ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the Fund was to buy or sell a single option. Similarly, costs incurred by the Fund in connection with these transactions will in many cases be greater than if the Fund was to buy or sell a single option.

Futures. The Fund may enter into contracts for the purchase or sale for future delivery of securities, contracts based upon financial indices, and the Fund may buy options on such contracts ("financial futures"). Financial futures contracts are contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the seller has a contractual obligation to deliver the securities described in the contract at a specified price on a specified date. A "purchase" of a futures contract means the buyer has a contractual obligation to acquire the securities described in the contract at a specified price on a specified date. Futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

The Fund will not engage in transactions in futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of its securities or securities which it intends to purchase. The Fund will not enter into any stock index future or related option if, immediately thereafter, more than one-third of the Fund's net assets would be represented by futures contracts or related options. In addition, the Fund may not buy or sell futures contracts or buy or sell related options if, immediately thereafter, the sum of the amount of margin deposits on its existing futures and related options positions, and premiums paid for related options, would exceed 5% of the market value of the Fund's total assets.

The purpose of the acquisition or sale of a futures contract is to attempt to protect the Fund from fluctuations in price of portfolio securities without actually buying or selling the underlying security. To the extent the Fund enters into futures contracts or related options, it will deposit in a segregated account with its custodian cash or other United States ("U.S.") Treasury obligations equal to a specified percentage of the value of the futures contract (the "initial margin"), as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. If the value of the futures contract declines relative to the Fund's position, the Fund will be required to pay the futures commission merchant an amount equal to the change in value.

Stock Index Futures Contracts. The Fund may purchase and sell stock index futures contracts traded on domestic exchanges and, to the extent such contracts have been approved by the CFTC for sale to customers in the U.S., on foreign exchanges. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Open futures contracts are valued on a daily basis and the Fund may be obligated to provide or receive cash reflecting any decline or increase in the contract's value. No physical delivery of the underlying stocks in the index is made in the future.

The Fund may sell stock index futures contracts in anticipation of or during a market decline in an attempt to offset the decrease in market value of its securities that might otherwise result. When the Fund is not fully invested in stocks and anticipates a significant market advance, it may purchase stock index futures in order to gain rapid market exposure that may offset increases in the cost of common stocks that it intends to purchase.

Future Developments. The Fund may take advantage of opportunities in the area of options and futures contracts and any other derivative investments that are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Prior to investing in any such investment vehicle, the Fund will supplement its Prospectus, if appropriate.

Other Types of Securities and Policies

Depositary Receipts. Many securities of foreign issuers are represented by American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs") (collectively "Depositary Receipts"). ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risk associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on NASDAQ. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary Receipts may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts.

Convertible Securities. The Fund may invest in convertible securities. A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When an operating company-issued convertible stock is "converted," the operating company often issues new stock to the holder of the convertible security, but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead. If the convertible security is issued by an investment bank, the securities are obligations of and are convertible through the issuing investment banks.

The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While the Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stocks are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

Enhanced Convertibles. The Fund may invest in enhanced convertibles such as PERCS, which provide the Fund with the opportunity to earn higher dividend income than is available from a company's common stock. A PERCS is a preferred stock that generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after three years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if a PERCS is called early, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

The Fund may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity they will automatically convert to either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company whose common stock is to be acquired in the event the security is converted or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities). Typically they share most of the salient characteristics of enhanced convertible preferred stocks but will be ranked as senior or subordinated debt in the issuer's corporate structure, according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein that may be similar to those described above in which the Fund may invest, consistent with its objective and policies. The Fund will not invest in enhanced convertible securities that are issued by investment companies. For more information, see "What Are the Fund's Potential Risks? - Enhanced Convertibles" below.

Synthetic Convertibles. A synthetic convertible is created by combining different securities, which together have the two principle characteristics of a true convertible security: fixed income and the right to acquire the underlying equity security. This combination is achieved by investing in nonconvertible fixed-income securities and in warrants or stock or stock index call options that grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or, in the case of stock index options, the right to receive cash.

Synthetic convertible securities differ from true convertible securities in several respects. The value of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Further, although the investment manager normally expects to create synthetic convertibles whose two components represent one issuer, the character of a synthetic convertible allows the Fund to combine components representing distinct issuers, or to combine a fixed-income security with a call option on a stock index, when the investment manager determines that such a combination would better promote the Fund's investment objective. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately, and the holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline.

Trade Claims. Trade claims are bought from creditors of companies in financial difficulty who seek to reduce the number of debt obligations they are owed. Such trade creditors generally sell their claims in an attempt to improve their balance sheets and reduce uncertainty regarding payments. For buyers, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, have the potential for higher income and capital appreciation should the debt issuer's financial position improve. Trade claims are generally liquid, as there is a secondary market, but the Board of Trustees (the "Board") will monitor their liquidity. An investment in trade claims is speculative and there can be no guarantee that the debt issuer will ever be able to satisfy the obligation. Further, trading in trade claims is not regulated by federal securities laws but primarily by bankruptcy and commercial laws. Because trade claims are unsecured obligations, holders may have a lower priority than secured or preferred creditors.

Warrants. A warrant is typically a long-term option issued by a corporation which gives the holder the privilege of buying a specified number of shares of the underlying common stock at a specified exercise price at any time on or before an expiration date. Stock index warrants entitle the holder to receive, upon exercise, an amount in cash determined by reference to fluctuations in the level of a specified stock index. If the Fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless. Further, the Fund does not intend to invest directly in warrants (valued at the lower of cost or market) in excess of 5% of the value of the Fund's net assets. No more than 2% of the value of the Fund's net assets may be invested in warrants (valued at the lower of cost or market) which are not listed on the New York or American Stock Exchange.

Loans of Portfolio Securities. The lending of securities is a common practice in the securities industry. The Fund may engage in security loan arrangements with the primary objective of increasing the Fund's income either through investing the cash collateral in short-term interest-bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

Short-Selling. In a short sale, the Fund sells a security it does not own in anticipation of a decline in the market value of that security. The security sold must be listed on a national exchange. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund must pay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund will realize a gain if the security declines in price between those same dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund is required to pay in connection with the short sale.

In addition to the short sales discussed above, the Fund may also make short sales "against the box." A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. The Fund at no time will have more than 15% of the value of its net assets in deposits on short sales against the box.

No securities will be sold short if, after the sale, the total market value of all the Fund's open short positions, including short sales against the box, would exceed 25% of the value of the Fund's net assets. In addition, short sales of the securities of any one issuer may not exceed the lesser of 2% of the Fund's net assets or 2% of the securities of any class of the issuer.

The Fund will place in a segregated account with its custodian bank an amount of cash or U.S. government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and
(b) any cash or U.S. government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated account will be marked-to-market daily and at no time will the amount deposited in the segregated account and with the broker as collateral be less than the market value of the securities at the time they were sold short.

Non-diversification. As a non-diversified investment company under the 1940 Act, the Fund may invest more than 5% and up to 25% of its assets in the securities of any one issuer at the time of purchase. For purposes of the Internal Revenue Code of 1986, as amended (the "Code"), however, as of the last day of any fiscal quarter, the Fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, the Fund may not have more than 5% of its total assets invested in any one issuer, nor may it own more than 10% of the outstanding voting securities of any one issuer. These limitations do not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or to securities of investment companies that qualify as regulated investment companies under the Code.

What Are the Fund's Potential Risks?

Options, Futures and Options on Futures. The Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices, financial futures and related options depends on the degree to which price movements in the underlying index or underlying securities correlate with price movements in the relevant portion of the Fund's portfolio. Inasmuch as these securities will not duplicate the components of the index or such underlying securities, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument. Accordingly, successful use by the Fund of options on stock indices, financial futures and other options will be subject to the investment manager's ability to predict correctly movements in the direction of the securities markets generally or a particular segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Positions in stock index options and financial futures and related options may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option or futures contract or related option at any specific time. Thus, it may not be possible to close such an option or futures position. The inability to close options or futures positions also could have an adverse impact on the Fund's ability to effectively hedge its securities. Of course, the Fund will enter into an option or futures position only if there appears to be a liquid secondary market for such options or futures.

OTC options may be subject to more risks than exchange-traded options because OTC options are arranged with dealers, not with a clearing corporation, and because pricing of OTC options is typically done by reference to information from market makers. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The CFTC and the various exchanges have established limits, referred to as "speculative position limits," on the maximum net long or net short position which any person may hold or control in a particular futures contract. Trading limits are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Fund does not believe that these trading and positions limits will have an adverse impact on the Fund's strategies for hedging its securities.

The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the investment manager may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the investment manager's judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

The Fund's sale of futures contracts and purchase of put options on futures contracts will be solely to protect its investments against declines in value. The Fund expects that in the normal course it will purchase securities upon termination of long futures contracts and long call options on future contracts, but under unusual market conditions it may terminate any of such positions without a corresponding purchase of securities.

Depositary Receipts. Depositary Receipts, such as American Depositary Receipts and Global Depositary Receipts, reduce but do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipt to issue and service such Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.

Enhanced Convertibles. An investment in enhanced convertible securities or any other securities may involve additional risks to the Fund. The Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. The Fund, however, intends to acquire liquid securities, though there can be no assurances that this will be achieved.

High Yielding, Fixed Income Securities. The premature disposition of a high yielding security due to a call or buy-back feature, the deterioration of the issuer's creditworthiness, or a default may make it more difficult for the Fund to manage the timing of its receipt of income, which may have tax implications. The Fund may be required under the Code and U.S. Treasury regulations to accrue income for income tax purposes on defaulted obligations and to distribute such income to the Fund's shareholders even though the Fund is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy any or all of these distribution requirements, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Generally, purchasers of high yielding securities are dealers and other institutional buyers, rather than individuals. To the extent the secondary trading market for a particular high yielding, fixed-income security does exist, it is generally not as liquid as the secondary market for higher-rated securities.

While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell such restricted securities before the securities have been registered, it may be deemed an underwriter of such securities under the Securities Act of 1933, as amended ("1933 Act"), which entails special responsibilities and liabilities. The Fund may incur special costs in disposing of such securities; however, the Fund will generally incur no costs when the issuer is responsible for registering the securities.

The high yield securities market is relatively new and much of its growth prior to 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yielding securities and adversely affected the value of outstanding securities and the ability of issuers of such securities to meet their obligations. Although the economy has improved considerably and high yielding securities have performed more consistently since that time, there is no assurance that the adverse effects previously experienced will not recur. For example, the highly publicized defaults of some high yield issuers during 1989 and 1990 and concerns regarding a sluggish economy which continued into 1993, depressed the prices for many of these securities. While market prices may still be temporarily somewhat depressed due to these factors, the ultimate price of any security will generally reflect the true operating results of the issuer. Factors adversely impacting the market value of high yielding securities owned by the Fund will adversely impact the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

Restricted Securities. The Board has authorized the Fund to invest in restricted securities and to consider them liquid (and thus not subject to the 10% limitation on illiquid securities) to the extent the Manager determines that there is a liquid institutional or other market for these securities. For example, restricted securities may be freely transferred among qualified institutional buyers under Rule 144A of the 1933 Act, and in some cases a liquid institutional market has developed.

On an ongoing basis, the Board will review the Manager's decisions to treat restricted securities as liquid - including the Manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security can be considered liquid, the Manager and the Board will take into account the following factors: (i) the frequency of trades and quotes for the security, (ii) the number of dealers willing to buy or sell the security and the number of potential buyers, (iii) dealer undertakings to make a market in the security, and (iv) the nature of the security and nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent the Fund invests in restricted securities that are deemed to be liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

Investment Restrictions

The Fund has adopted the following restrictions as fundamental policies, which means that they may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a "vote of a majority of the voting securities" of the Fund means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. The Fund may not:

1. Borrow money, except that the Fund may borrow money in a manner consistent with the Fund's investment objective and policies in an amount not exceeding 331/3% of the value of the Fund's total assets (including the amount borrowed). The Fund may borrow in connection with short-sales and short-sales "against the box," and the Fund may borrow from banks, other Franklin Templeton Funds or other persons to the extent permitted by applicable law.

2. Underwrite securities of other issuers, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities. (This does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

3. Invest directly in interests in real estate, oil, gas or other mineral leases, exploration or development programs, including limited partnership interests. This restriction does not preclude investments in marketable securities of issuers engaged in such activities.

4. Loan money, except as consistent with the Fund's investment objectives, and except that the Fund may (a) purchase a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, (b) enter into repurchase agreements, (c) lend its portfolio securities, and (d) participate in an interfund lending program with other Franklin Templeton Funds to the extent permitted by the 1940 Act and any rules or orders thereunder.

5. Purchase or sell commodities or commodity contracts; except that the Fund may enter into interest rate and financial futures contracts, options thereon, and forward contracts.

6. Issue securities senior to the Fund's presently authorized shares of beneficial interest.

7. Invest more than 25% of the Fund's assets (at the time of the most recent investment) in any single industry.

Additional Restrictions. The Fund has adopted the following additional restrictions which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

1. Invest in any company for the purpose of exercising control or management, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies as the Fund.

2. Purchase securities on margin, except that the Fund may make margin payments in connection with futures, options and currency transactions.

3. Purchase or retain securities of any company in which officers or directors of the Fund, or of its investment manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

4. Purchase securities of open-end or closed-end investment companies, except in compliance with the 1940 Act, and except that the Fund may invest in another registered investment company as described in Restriction 1, above.

5. Invest more than 5% of its assets in securities of issuers with less than three years continuous operation, including the operations of any predecessor companies.

6. Hold or purchase the securities of any issuer if, as a result, in the aggregate, more than 10% of the value of the Fund's net assets would be invested in (i) securities that are not readily marketable or (ii) repurchase agreements maturing in more than seven days. The Fund may, however, invest in registered investment companies as described in Restriction 1, above.

If a percentage restriction contained herein is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in value of portfolio securities or the amount of net assets will not be considered a violation of any of the foregoing restrictions.

Officers and Trustees

The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The trustees, in turn, elect the officers of the Fund who are responsible for administering day-to-day operations of the Fund. The affiliations of the officers and trustees and their principal occupations for the past five years are listed below. Trustees who are deemed to be "interested persons" of the Fund, as defined in the 1940 Act, are indicated by an asterisk (*).




                      Positions and Offices
 Name, Age and Address   with the Trust  Principal Occupations During Past Five
                                                            Years

 Frank T. Crohn (71)     Trustee
 7251 West Palmetto Park Road
 Boca Raton, FL 33433

Chairman and Chief Executive Officer, Financial Benefit Life Insurance Company and Financial Benefit Group, Inc.; Director, Unity Mutual Life Insurance Company; and trustee of three of the investment companies in the Franklin Group of Funds.

*William J. Lippman (71)      President, Chief
 One Parker Plaza             Executive Officer
 Fort Lee, NJ 07024           and Trustee

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., Franklin Templeton Distributors, Inc. and Franklin Management, Inc.; officer and/or director or trustee of six of the investment companies in the Franklin Group of Funds.

 Charles Rubens II (65)  Trustee
 18 Park Road
 Scarsdale, NY 10583

Private Investor; and trustee of three of the investment companies in the Franklin Group of Funds.


 Leonard Rubin (70)      Trustee
 501 Broad Avenue
 Ridgefield, NJ 07657

Chairman of the Board, Carolace Embroidery Co., Inc.; President, F.N.C Textiles, Inc.; Vice President, Trimtex Co. Inc.; and trustee of three of the investment companies in the Franklin Group of Funds.

 Harmon E. Burns (51)    Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 43 of the investment companies in the Franklin Templeton Group of Funds.

 Kenneth V. Domingues (63)    Vice President -
 777 Mariners Island Blvd.    Financial Reporting
 San Mateo, CA 94404     and Accounting Standards

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.

 Martin L. Flanagan (35)      Vice President
 777 Mariners Island Blvd.    and Chief
 San Mateo, CA 94404          Financial Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.

 Deborah R. Gatzek (47)       Vice President
 777 Mariners Island Blvd.    and Secretary
 San Mateo, CA 94404

Senior Vice President and General Counsel, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and officer of 37 of the investment companies in the Franklin Group of Funds.

 Rupert H. Johnson, Jr. (55)  Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in the Franklin Templeton Group of Funds.

 Diomedes Loo-Tam (57)        Treasurer
 777 Mariners Island Blvd.    and Principal
 San Mateo, CA 94404      Accounting Officer

Employee of Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.

 Edward V. McVey (58)    Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Senior Vice President/National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 32 of the investment companies in the Franklin Group of Funds.

 R. Martin Wiskemann (69)     Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; Vice President, Treasurer and Director, ILA Financial Services, Inc. and Arizona Life Insurance Company of America; and officer and/or director, as the case may be, of 20 of the investment companies in the Franklin Group of Funds.

The preceding table indicates those officers and trustees who are also affiliated persons of Distributors and the investment manager. Trustees not affiliated with the investment manager ("nonaffiliated trustees") are currently paid fees of $600 per quarter plus $300 per meeting attended. As indicated above, certain of the Trust's nonaffiliated trustees also serve as directors, trustees or managing general partners of other investment companies in the Franklin Group of Funds(R) from which they may receive fees for their services. The following table indicates the total fees paid to nonaffiliated trustees by the Trust and by other funds in the Franklin Templeton Group of Funds.

                                                                          Number of
                                                         Total Fees      Boards in the
                                           Total Fees   Received from  Franklin Group of
                                            Received    the Franklin    Funds on Which
Name                                     from the Trust* Group of Funds**Each Serves***
Frank T. Crohn...........................    $3,900       $15,600         3
Charles Rubens, II.......................    $3,900       $15,600         3
Leonard Rubin............................    $3,900       $15,600         3


*For the fiscal year ended October 31, 1995.


**For the calendar year ended December 31, 1995.

***The number of boards is based on the number of registered investment companies in the Franklin Group of Funds and does not include the total number of series or funds within each investment company for which the trustees are responsible.

Nonaffiliated trustees are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Group of Funds and the Templeton Group of Funds (the "Franklin Templeton Group of Funds") for which they serve as director, trustee or managing general partner. No officer or trustee received any other compensation directly from the Trust. Certain officers or trustees who are shareholders of Franklin Resources, Inc. ("Resources") may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. As of the date of this document, Resources owned substantially all of the outstanding shares of the Fund as a result of having provided the Fund's initial capitalization.

Investment Advisory and Other Services

The investment manager of the Fund is Franklin Advisers, Inc. ("Advisers" or "Manager"). Advisers is a wholly-owned subsidiary of Resources, a publicly owned holding company whose shares are listed on the New York Stock Exchange (the "Exchange"). Resources owns several other subsidiaries that are involved in investment management and shareholder services.

Pursuant to the management agreement, the Manager provides investment research and portfolio management services, including the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Manager's activities are subject to the review and supervision of the Board to whom the Manager renders periodic reports of the Fund's investment activities. Under the terms of the management agreement, the Manager provides office space and office furnishings, facilities and equipment required for managing the business affairs of the Fund; maintains all internal bookkeeping, clerical, secretarial and administrative personnel and services; and provides certain telephone and other mechanical services. The Manager is covered by fidelity insurance on its officers, directors and employees for the protection of the Fund.

The Manager also provides management services to numerous other investment companies or funds pursuant to management agreements with each fund. The Manager may give advice and take action with respect to any of the other funds it manages, or for its own account, which may differ from action taken by the Manager on behalf of the Fund. Similarly, with respect to the Fund, the Manager is not obligated to recommend, purchase or sell, or to refrain from recommending, purchasing or selling any security that the Manager and access persons, as defined by the 1940 Act, may purchase or sell for its or their own account or for the accounts of any other fund. Furthermore, the Manager is not obligated to refrain from investing in securities held by the Fund or other funds which it manages or administers. Of course, any transactions for the accounts of the Manager and other access persons will be made in compliance with the Trust's Code of Ethics.

The management agreement is in effect until March 11, 1997. Thereafter, it may continue in effect for successive annual periods providing such continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the trustees who are not parties to the management agreement or interested persons of any such party (other than as trustees of the Fund), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities or by the Manager on 60 days' written notice and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Franklin/Templeton Investor Services, Inc. ("Investor Services"), a wholly-owned subsidiary of Resources, is the shareholder servicing agent for the Fund and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.

Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York, 10286, acts as custodian of the securities and other assets of the Fund. Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as custodian for cash received in connection with the purchase of Fund shares. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Fund's independent auditors. During the fiscal year ended October 31, 1995, their auditing services consisted of rendering an opinion on the financial statements of the Trust included in the Trust's Annual Report to Shareholders dated October 31, 1995.

How Does the Fund Purchase
Securities For Its Portfolio?

Under the current management agreement, the selection of brokers and dealers to execute transactions in the Fund's portfolio is made by the Manager in accordance with criteria set forth in the management agreement and any directions which the Board may give.

When placing a portfolio transaction, the Manager attempts to obtain the best net price and execution of the transaction. On portfolio transactions done on a securities exchange, the amount of commission paid by the Fund is negotiated between the Manager and the broker executing the transaction. The Manager seeks to obtain the lowest commission rate available from brokers that are felt to be capable of efficient execution of the transactions. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based to a large degree on the professional opinions of the persons responsible for the placement and review of such transactions. These opinions are formed on the basis of, among other things, the experience of these individuals in the securities industry and information available to them concerning the level of commissions being paid by other institutional investors of comparable size. The Manager will ordinarily place orders for the purchase and sale of over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the Manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price. The Fund seeks to obtain prompt execution of orders at the most favorable net price.

The amount of commission is not the only relevant factor to be considered in the selection of a broker to execute a trade. If it is felt to be in the Fund's best interest, the Manager may place portfolio transactions with brokers who provide the types of services described below, even if it means the Fund will pay a higher commission than if no weight were given to the broker's furnishing of these services. This will be done only if, in the opinion of the Manager, the amount of any additional commission is reasonable in relation to the value of the services. Higher commissions will be paid only when the brokerage and research services received are bona fide and produce a direct benefit to the Fund or assist the Manager in carrying out its responsibilities to the Fund, or when it is otherwise in the best interest of the Fund to do so, whether or not such services may also be useful to the Manager in advising other clients.

When it is felt that several brokers are equally able to provide the best net price and execution, the Manager may decide to execute transactions through brokers who provide quotations and other services to the Fund, specifically including the quotations necessary to determine the value of the Fund's net assets, in such amount of total brokerage as may reasonably be required in light of such services, and through brokers who supply research, statistical and other data to the Fund and Manager in such amount of total brokerage as may reasonably be required.

It is not possible to place a dollar value on the special executions or on the research services received by the Manager from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits the Manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, the Manager and its affiliates may use this research and data in their investment advisory capacities with other clients. Provided that the Trust's officers are satisfied that the best execution is obtained, the sale of Fund shares may also be considered as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Distributors is a member of the National Association of Securities Dealers, it is sometimes entitled to obtain certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisers under the management agreement will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection therewith.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the Manager are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. It is recognized that in some cases this procedure could possibly have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

How Do I Buy and Sell Shares?

All checks, drafts, wires and other payment mediums used for purchasing or redeeming shares of the Fund must be denominated in U.S. dollars. The Fund reserves the right, in its sole discretion, to either (a) reject any order for the purchase or sale of shares denominated in any other currency, or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

In connection with exchanges, it should be noted that since the proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the redemption, the funds into which you are seeking to exchange reserve the right to delay issuing shares pursuant to an exchange until said fifth business day. The redemption of shares of the Fund to complete an exchange will be effected at the close of business on the day the request for exchange is received in proper form at the net asset value then effective. Please see "What If My Investment Outlook Changes? - Exchange Privilege" in the Prospectus.

If, in connection with the purchase of Fund shares, you submit a check or a draft that is returned unpaid to the Fund, the Fund may impose a $10 charge against your account for each returned item.

Dividend checks returned to the Fund marked "unable to forward" by the postal service will be deemed to be a request to change your dividend option to reinvest all distributions and the proceeds will be reinvested in additional shares at net asset value until new instructions are received.

The Fund may deduct from your account the costs of its efforts to locate you if mail is returned as undeliverable or the Fund is otherwise unable to locate you or verify your current mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to such banks' discretionary trust funds at net asset value. The banks may charge service fees to their customers who participate in the discretionary trusts. Pursuant to agreements, a portion of such service fees may be paid to Distributors, or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Shares of the Fund may be offered to investors in Taiwan through securities firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, shares of the Fund will be offered with the following schedule of sales charges:


                                  Sales
Size of Purchase - U.S. dollars   Charge
Up to $100,000.................    3%
$100,000 to $1,000,000.........    2%
Over $1,000,000................    1%

Purchases and Redemptions through Securities Dealers

Orders for the purchase of shares of the Fund received in proper form prior to the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) any business day that the Exchange is open for trading and promptly transmitted to the Fund will be based upon the public offering price determined that day. Purchase orders received by securities dealers or other financial institutions after the scheduled close of the Exchange will be effected at the Fund's public offering price on the day it is next calculated. The use of the term "securities dealer" herein shall include other financial institutions which, either directly or through affiliates, have an agreement with Distributors to handle customer orders and accounts with the Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity.

Orders for the redemption of shares are effected at net asset value subject to the same conditions concerning time of receipt in proper form. It is the securities dealer's responsibility to transmit the order in a timely fashion and any loss to you resulting from the failure to do so must be settled between you and the securities dealer.

Other Payments to Securities Dealers

As discussed in the Prospectus under "How Do I Buy Shares? - General," either Distributors or one of its affiliates may make payments, out of its own resources, to securities dealers who initiate and are responsible for purchases made at net asset value by certain trust companies and trust departments of banks, certain designated retirement plans (excluding IRA and IRA Rollovers), certain non-designated plans, and certain retirement plans of organizations with collective retirement plan assets of $1 million or more, as described below. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the securities dealer, or set off against other payments due to the securities dealer, in the event shares are redeemed within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to securities dealers who initiate and are responsible for purchases made at net asset value by certain designated retirement plans (excluding IRA and IRA rollovers): 1% on sales of $1 million but less than $2 million, plus 0.80% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. These payment breakpoints are reset every 12 months for purposes of additional purchases. With respect to purchases made at net asset value by certain trust companies and trust departments of banks and certain retirement plans of organizations with collective retirement plan assets of $1 million or more, either Distributors or one of its affiliates, out of its own resources, may pay up to 1% of the amount invested.

Letter of Intent

You may qualify for a reduced sales charge on the purchase of shares of the Fund, as described in the Prospectus. At any time within 90 days after the first investment which you want to qualify for a reduced sales charge, you may file with the Fund a signed Shareholder Application, with the Letter of Intent (the "Letter") section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based upon purchases in more than one of the Franklin Templeton Funds will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds, including Class II shares, acquired more than 90 days before the Letter is filed will be counted towards completion of the Letter but will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make, unless by a designated retirement plan, during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending upon the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to designated retirement plans. If you execute a Letter prior to a change in the sales charge structure for the Fund you will be entitled to complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in shares of the Fund registered in your name. This policy of reserving shares does not apply to a designated retirement plan. If the total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of such purchases had been made at a single time. Upon such remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account prior to fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If a Letter is executed on behalf of a designated retirement plan, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.

Redemptions in Kind

The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the Securities and Exchange Commission ("SEC"). In the case of redemption requests in excess of these amounts, the trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In such circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. Should it happen, however, you may not be able to recover your investment in a timely manner.

Redemptions by the Fund

Due to the relatively high cost of handling small investments, the Fund reserves the right to involuntarily redeem your shares at net asset value if your account has a value of less than one-half of your initial required minimum investment, but only where the value of your account has been reduced by the prior voluntary redemption of shares. Until further notice, it is the present policy of the Fund not to exercise this right if your account has a value of $1,250 or more. In any event, before the Fund redeems your shares and sends you the proceeds, it will notify you that the value of the shares in your account is less than the minimum amount and allow you 30 days to make an additional investment in an amount which will increase the value of your account to at least $2,500.

Reinvestment Date

Shares acquired through the reinvestment of dividends will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary from month to month and does not affect the amount or value of the shares acquired.

Reports to Shareholders

The Fund sends annual and semiannual reports regarding its performance and portfolio holdings to shareholders. If you would like to receive an interim quarterly report you may phone Fund Information at 1-800/DIAL BEN.

Special Services

The Franklin Templeton Institutional Services Department provides specialized services, including recordkeeping, for institutional investors of the Fund. The cost of these services is not borne by the Fund.

Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee which the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

How Are Fund Shares Valued?

As noted in the Prospectus, the Fund calculates net asset value as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. As of the date of this SAI, the Fund is informed that the Exchange observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Manager.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sale price on the relevant exchange prior to the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, the options are valued within the range of the current closing bid and ask prices if such valuation is believed to fairly reflect the contract's market value.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and ask prices is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value. If events which materially affect the values of these foreign securities occur during such period, then these securities will be valued in accordance with procedures established by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the scheduled close of the Exchange. The value of these securities used in computing the net asset value of the Fund's shares is determined as of such times. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the scheduled close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of these securities occur during such period, then the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of trustees, the Fund may utilize a pricing service, bank or securities dealer to perform any of the above described functions.

Additional Information Regarding Taxation

Generally. The Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Code. The trustees reserve the right not to maintain the qualification of the Fund as a regulated investment company if they determine such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable to the extent of the Fund's available earnings and profits.

Subject to the limitations discussed below, all or a portion of the income distributions paid by the Fund may be treated by corporate shareholders as qualifying dividends for purposes of the dividends-received deduction under federal income tax law. If the aggregate qualifying dividends received by the Fund (generally, dividends from U.S. domestic corporations, the stock in which is not debt-financed by the Fund and is held for at least a minimum holding period) is less than 100% of its distributable income, then the amount of the Fund's dividends paid to corporate shareholders which may be designated as eligible for such deduction will not exceed the aggregate qualifying dividends received by the Fund for the taxable year. The amount or percentage of income qualifying for the corporate dividends-received deduction will be provided by the Fund annually in a notice to shareholders mailed shortly after the end of the Fund's fiscal year.

Corporate shareholders should note that dividends paid by the Fund from sources other than the qualifying dividends it receives will not qualify for the dividend-received deduction. For example, any interest income and net short-term capital gain (in excess of any net long-term capital loss or capital loss carryover) included in investment company taxable income and distributed by the Fund as a dividend will not qualify for the dividends-received deduction. Corporate shareholders should also note that availability of the corporate dividends-received deduction is subject to certain restrictions. For example, the deduction is eliminated unless Fund shares have been held (or deemed held) for at least 46 days in a substantially unhedged manner. The dividends-received deduction may also be reduced to the extent interest paid or accrued by a corporate shareholder is directly attributable to its investment in Fund shares. The entire dividend, including the portion which is treated as a deduction, is includable in the tax base on which the federal alternative minimum tax is computed and may also result in a reduction in the your tax basis in its Fund shares, under certain circumstances, if the shares have been held for less than two years. Corporate shareholders whose investment in the Fund is "debt financed" for these tax purposes should consult with their tax advisors concerning the availability of the dividends-received deduction.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the twelve month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. The Fund intends as a matter of policy to declare such dividends, if any, in December and to pay these dividends in December or January to avoid the imposition of this tax, but does not guarantee that its distributions will be sufficient to avoid any or all federal excise taxes.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. For most shareholders, gain or loss will be recognized in an amount equal to the difference between your basis in the shares and the amount received, subject to the rules described below. If such shares are a capital asset in your hands, gain or loss will be capital gain or loss and will be long-term for federal income tax purposes if the shares have been held for more than one year.

All or a portion of the sales charge incurred in purchasing shares of the Fund will not be included in the federal tax basis of shares sold or exchanged within 90 days of their purchase (for purposes of determining gain or loss with respect to such shares) if the sales proceeds are reinvested in the Fund or in another fund in the Franklin Templeton Group of Funds and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. You should consult with your tax advisor concerning the tax rules applicable to the redemption or exchange of Fund shares.

All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent other shares of the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after such redemption. Any loss disallowed under these rules will be added to the tax basis of the shares purchased.

The Fund's Investments - Generally. The Fund's investment in options, futures and forward conversions, options on futures, stock indices, foreign currencies and securities, synthetic and enhanced convertible securities, structured notes, zero coupon/deferred interest securities and pay-in-kind bonds, and its participation in spread and straddle transactions, or actual or deemed short sales may be limited by the Code and may require the application of many complex and special tax rules.

Absent a tax election to the contrary, each Section 1256 position held by the Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain foreign currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the Fund. The acceleration of income on Section 1256 positions may require the Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. In these ways, any or all of these rules may affect both the amount, character and timing of income distributed to you by the Fund.

Options and Related Tax Rules. When the Fund holds an option or contract which substantially diminishes the Fund's risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses.

As a regulated investment company, the Fund is also subject to the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months ("short-short income"). This requirement may limit the Fund's ability to engage in options and hedging transactions because these transactions are often consummated in less than three months, may require the sale of portfolio securities held less than three months and may, as in the case of short sales of portfolio securities, reduce the holding periods of certain securities within the Fund, resulting in additional short-short income for the Fund.

The Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of the Fund as a regulated investment company under Subchapter M of the Code.

Foreign Securities. The Fund may invest in foreign securities. These investments, if made, will have the following tax consequences.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currencies, foreign currency payables or receivables, foreign currency-denominated debt securities, foreign currency forward contracts, and options or futures contracts on foreign currencies are subject to special tax rules which may cause such gains and losses to be treated as ordinary income and losses rather than capital gains and losses, and may affect the amount and timing of the Fund's income or loss from such transactions and in turn it distributions to you.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. Because the Fund intends to invest 50% or less of its total assets in securities of foreign corporations, it will not be entitled under the Code to pass-through to its shareholders their pro rata share of the foreign taxes paid by the Fund. These taxes will be taken as a deduction by the Fund.

Conversion Transactions. Gain realized by the Fund from transactions that are deemed to constitute "conversion transactions" under the Code and which would otherwise produce capital gain may be recharacterized as ordinary income to the extent that such gain does not exceed an amount defined by the Code as the "applicable imputed income amount." A conversion transaction is any transaction in which substantially all of the Fund's expected return is attributable to the time value of the Fund's net investment in such transaction and any one of the following criteria are met: 1) there is an acquisition of property with a substantially contemporaneous agreement to sell the same or substantially identical property in the future; 2) the transaction is an applicable straddle;
3) the transaction was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain; or 4) the transaction is specified in Treasury regulations to be promulgated in the future. The applicable imputed income amount, which represents the deemed return on the conversion transaction based upon the time value of money, is computed using a yield equal to 120 percent of the applicable federal rate, reduced by any prior recharacterizations under this provision or Section 263(g) of the Code concerning capitalized carrying costs.

Zero Coupon and Pay-in-Kind Bonds. The Fund's investment in zero coupon or pay-in-kind bonds that provide for the payment of delayed interest may cause the Fund to recognize income and make distributions to shareholders prior to the receipt of cash payments on these obligations. These debt instruments are subject to special tax rules concerning the amount, character and timing of income required to be accrued by the Fund. The Fund may be required to accrue income for income tax purposes on these obligations and to distribute such income to shareholders even though the Fund is not currently receiving interest or principal payments on the obligations. In order to generate cash to satisfy distribution requirements, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

U.S. Government Securities. The Fund may also invest for temporary or defensive purposes in securities of the U.S. Government and certain of its agencies or instrumentalities. Many states grant tax-free status to dividends paid to shareholders of regulated investment companies from interest earned by the fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in mortgage-backed securities and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment. At the end of each calendar year, the Fund will provide you with the percentage of any dividends paid which may qualify for such tax-free treatment. You should then consult with your tax advisers with respect to the application of your state and local income tax laws to these distributions.

The Fund's Underwriter

Pursuant to an underwriting agreement in effect until March 31, 1997, Distributors acts as principal underwriter in a continuous public offering for shares of the Fund. The underwriting agreement will continue in effect for successive annual periods provided that its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Trust's trustees who are not parties to the underwriting agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distribution Plan

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") whereby the Fund may pay up to a maximum of 0.25% per annum of its average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of its shares. In addition, the Fund is permitted to pay Distributors up to an additional 0.10% per annum of its average daily net assets for reimbursement of such distribution expenses.

Pursuant to the Plan, Distributors or others will be entitled to be reimbursed each quarter (up to the maximum stated above) for actual expenses incurred in the distribution and promotion of the Fund's shares, including, but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Fund, Distributors or its affiliates.

In addition to the payments to which Distributors or others are entitled under the Plan, the Plan also provides that to the extent the Fund, the Manager or Distributors or other parties on behalf of the Fund, the Manager or Distributors, make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the Plan.

In no event shall the aggregate asset-based sales charges which include payments made under the Plan, plus any other payments deemed to be made pursuant to the Plan, exceed the amount permitted to be paid pursuant to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., Article III,
Section 26(d)4.

The terms and provisions of the Plan relating to required reports, term, and approval are consistent with Rule 12b-1.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the Plan as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. Such banking institutions, however, are permitted to receive fees under the Plan for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing such services, you would be permitted to remain a shareholder of the Fund, and alternate means for continuing the servicing would be sought. In such an event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

The Plan has been approved in accordance with the provisions of Rule 12b-1. The Plan is effective through March 11, 1997 and renewable annually by a vote of the Board, including a majority vote of the trustees who are non-interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such trustees be done by the non-interested trustees. The Plan and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested trustees on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with the Manager, or by vote of a majority of the Fund's outstanding shares. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The Plan and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the Fund's outstanding shares, and all material amendments to the Plan or any related agreements shall be approved by a vote of the non-interested trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plan should be continued.

General Information

Performance

As noted in the Prospectus, the Fund may from time to time quote various performance figures to illustrate the Fund's past performance and may occasionally cite statistics to reflect its volatility or risk.

Performance quotations by investment companies are subject to rules adopted by the SEC. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Fund to compute or express performance follows.

Total Return

The average annual total return is determined by finding the average annual compounded rates of return over one-, five- and ten-year periods, or fractional portion thereof, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase order, and income dividends and capital gains are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees. If a change is made on the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

The average annual compounded rates of return for the Fund will be calculated according to the SEC formula:

                                        n
                                  P(1+T)  = ERV

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods at the end of the one-, five- or ten-year periods (or fractional portion thereof).

As discussed in the Prospectus, the Fund may quote total rates of return in addition to its average annual total return. These quotations are computed in the same manner as the Fund's average annual compounded rate, except they will be based on the Fund's actual return for a specified period rather than on its average return over one-, five- and ten-year periods, or fractional portion thereof.

Current Yield

Current yield reflects the income per share earned by the Fund's portfolio investments and is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

Current yield figures will be obtained using the following SEC formula:

                                                6
                           Yield = 2 [( a-b + 1)  -1]
                                        ---
                                        cd

where:

a = dividends and interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum offering price per share on the last day of the period

Current Distribution Rate

Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to the shareholders of the Fund. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is computed by dividing the total amount of dividends per share paid by the Fund during the past 12 months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of dividend payout or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time.

Volatility

Occasionally statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare Fund net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

Other Performance Quotations

For investors who are permitted to purchase shares of the Fund at net asset value, sales literature pertaining to the Fund may quote a current distribution rate, yield, total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.

Comparisons

To help you better evaluate how an investment in the Fund may satisfy your investment objective, advertisements and other materials regarding the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. Such comparisons may include, but are not limited to, the following examples:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for equity funds.

h) Financial publications: The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.

i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

l) Historical data supplied by the research departments of First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

m) Standard & Poor's 100 Stock Index - an unmanaged index based on the prices of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for options trading.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or information may include symbols, headlines, or other material which highlights or summarizes the information discussed in more detail in the communication.

Such advertisements and sales literature may also note that deeply discounted securities offer growth potential, but that finding these deeply discounted securities involves expensive and extensive research generally available only to large institutional investors and very affluent investors.

Advertisements or information may also compare the Fund's performance to the return on certificates of deposit or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a certificate of deposit issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, as well as the value of its shares which are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. Certificates of deposit are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to such other averages.

Other Features and Benefits

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and/or other long-term goals. The Franklin College Costs Planner may assist you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that such goals will be met.

Miscellaneous Information

The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 48 years and now services more than 2.5 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $135 billion in assets under management for more than 3.9 million U.S. based mutual fund shareholder and other accounts. The Franklin Group of Funds and the Templeton Group of Funds offer to the public 114 U.S. based mutual funds. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past seven years.

Employees of Resources or its subsidiaries who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed within 24 hours after clearance; (ii) copies of all brokerage confirmations must be sent to a compliance officer, and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and (iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Fund's Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets if you are held personally liable for obligations of the Fund. The Declaration of Trust provides that the Fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the Fund and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk of you incurring financial loss on account of shareholder liability is limited to the unlikely circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

Ownership and Authority Disputes

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the Internal Revenue Service in response to a Notice of Levy.


FRANKLIN VALUE FUND

Report of Independent Auditors

To the Shareholders and Board of Trustees of FRANKLIN VALUE INVESTORS TRUST:

We have audited the accompanying statement of assets and liabilities of Franklin Value Fund (one of the funds constituting the Franklin Value Investors Trust) as of March 4, 1996. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of cash held as of March 4, 1996 with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Franklin Value Fund as of March 4, 1996 in conformity with generally accepted accounting principles.

                                        COOPERS & LYBRAND L.L.P.

March 5, 1996
San Francisco, California







FRANKLIN VALUE FUND



Statement of Assets and Liabilities

March 4, 1996



Assets:

 Cash held by custodian............................................... $100,000
 Unamortized organization costs.......................................    3,000
                                                                      ---------
      Total assets....................................................  103,000
                                                                      ---------
Liabilities:
 Accrued expenses for organization costs..............................    3,000
                                                                      ---------
Net assets............................................................ $100,000
                                                                      =========
Shares of beneficial interest outstanding, $0.01 par value, unlimited shares
authorized............................................................    6,667
                                                                      =========
Net asset value per share.............................................   $15.00
                                                                      =========
Computation of net asset value and offering price per share:
 Net asset value, and redemption price per  share ($100,000/6,667)....   $15.00
                                                                      =========
 Maximum offering price (100/95.5 of $15.00)..........................   $15.71
                                                                      =========


Note: Franklin Value Fund ("the Fund") is an open-end, non-diversified series of the Franklin Value Investors Trust, a management investment company registered under the Investment Company Act of 1940 and organized as a Massachusetts business trust on September 11, 1989. Organization expenses are being amortized over a five-year period from the effective date of its registration under the Securities Act of 1933. As part of its organization, the Fund has issued, in a private placement, 6,667 shares of beneficial interest to Franklin Resources, Inc. at $15.00 per share. These shares have been designated as "initial shares."



o189 STKSA

                                SUPPLEMENT DATED
                                December 1, 1996

                  TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                          FRANKLIN MICROCAP VALUE FUND
                             Dated December 12, 1995

I. The section "Officers and Trustees" is revised to add the following:

  As of November 4, 1996, the officers and trustees, as a group, owned of record and beneficially approximately 3,247 shares, or less than 1% of the Fund's total outstanding shares. Many of the officers and trustees also own shares in other funds in the Franklin Templeton Group of Funds.

II. The section "Investment Advisory and Other Services" is revised to reflect that as of July 1, 1996, Franklin Advisory Services, Inc. ("Advisory Services") is the Fund's investment manager and to add the following:

     Administrative Services. Under an agreement with Advisory Services, Franklin Templeton Services, Inc. ("FT Services") provides certain administrative services and facilities for the Fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

  Under its administration agreement, Advisory Services pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the Fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. The fee is paid by Advisory Services. It is not a separate expense of the Fund.

III. The fourth paragraph on page 10 is replaced with the following:

  Custodians. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York 10286, acts as custodian of the securities and other assets of the Fund. Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as custodian for cash received in connection with the purchase of Fund shares. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

IV. The two paragraphs under "How Do I Buy and Sell Shares? - Other Payments to Securities Dealers" are replaced in their entirety with the following:

  Other Payments to Securities Dealers. Distributors will pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of $1 million or more: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

  Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to securities dealers who initiate and are responsible for purchases by certain retirement plans pursuant to a sales charge waiver, as discussed in the Prospectus: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

  These breakpoints are reset every 12 months for purposes of additional purchases.

V. The following is added under "General Information."

  Total Return

  The Fund's total rate of return for the period from inception (December 12, 1995) to April 30, 1996, was 18.22%.

  Current Yield

  The Fund's yield for the 30-day period ended April 30, 1996, was 0.37%.

  Current Distribution Rate

  The Fund's current distribution rate for the 30-day period ended April 30, 1996, was 0.16%.

VI. The following is added as the last paragraph on page 22:

The unaudited financial statements contained in the Semi-Annual Report to Shareholders of the Trust, for the six month period ended April 30, 1996, are incorporated herein by reference.



FRANKLIN MICROCAP VALUE FUND
STATEMENT OF ADDITIONAL INFORMATION

DECEMBER 12, 1995

777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777EE1-800/DIAL BEN

CONTENTS                                                                 PAGE

How Does the Fund Invest Its Assets?

What Are the Fund's Potential Risks?

Investment Restrictions

Officers and Trustees

Investment Advisory and Other Services

How Does the Fund Purchase Securities
 For Its Portfolio?

How Do I Buy and Sell Shares?

How Are Fund Shares Valued?



Additional Information
Regarding Taxation

The Fund's Underwriter

General Information

Appendix



Financial Statements

Franklin MicroCap Value Fund (the "Fund") is a non-diversified, open-end series of Franklin Value Investors Trust (the "Trust"), a management investment company. The Fund's investment objective is to seek high total return, of which capital appreciation and income are components. The Fund seeks to achieve its objective by investing at least 65% of its total assets in securities of companies with market capitalization under $100 million at the time of purchase and which the Fund's investment manager believes represent intrinsic values not reflected in the current market price of such securities.

A Prospectus for the Fund, dated December 12, 1995 as may be amended from time to time, provides the basic information you should know before investing in the Fund and may be obtained without charge from the Fund or the Fund's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.

THIS STATEMENT OF ADDITIONAL INFORMATION (THE "SAI") IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS.

HOW DOES THE FUND INVEST ITS ASSETS?



As noted in the Prospectus, the Fund seeks to provide high total return, of which capital appreciation and income are components. This objective is a fundamental policy and may not be changed without approval of shareholders. The Fund seeks to accomplish its objective by investing primarily in securities of companies with market capitalization under $100 million at the time of purchase and which the Fund's investment manager believes represent intrinsic values not reflected in the current market price of such securities.

The Fund's emphasis on securities believed to be undervalued by the market uses a technique followed by certain very wealthy investors highlighted by the media and a number of private partnerships with very high minimum investments. It requires not only the resources to undertake exhaustive research of little followed, out-of-favor securities, but also the patience and discipline to hold these investments until their intrinsic values are ultimately recognized by others in the marketplace. There can be no assurance that such technique will be successful for the Fund or that the Fund will achieve its investment objective.



The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How Does the Fund Invest Its Assets?"

LOANS OF PORTFOLIO SECURITIES. As stated in the Prospectus, the Fund may make loans of its portfolio securities up to 25% of its total assets, in accordance with guidelines adopted by the Fund's Board of Trustees. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. Loans will be subject to termination by the Fund in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders. The Fund may pay reasonable finders', borrowers', administrative and custodial fees in connection with a loan of its securities.

ENHANCED CONVERTIBLE SECURITIES. The Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor, such as the Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit that is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, if after three years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

The Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities), all of which have the following features. They are company issued convertible preferred stock; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity they will mandatorily convert into either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company or by a different issuer, such as an investment bank company. These securities may be identified by names such as ELKS (Equity Linked Securities). Typically they share most of the characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's capital structure according to the terms of the debt indenture.

There may be additional types of convertible securities which are similar to those described above in which the Fund may invest, consistent with its objective and policies.

AMERICAN  DEPOSITARY  RECEIPTS.  The Fund may purchase  sponsored or unsponsored
American Depositary Receipts ("ADRs"), which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. A sponsored ADR is an ADR where establishment of the issuing facility is brought about by the participation of the issuer and the depositary institution pursuant to a deposit agreement that sets out the rights and responsibilities of the issuer, the depositary and the ADR holder. Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, thereby ensuring that ADR holders will be able to exercise voting rights through the depositary with respect to the deposited securities.

An unsponsored ADR has no sponsorship by the issuing facility and more than one depositary institution may be involved in its issuance. An unsponsored ADR typically clears through the Depository Trust Company and therefore, there should be no additional delays in selling the security or in obtaining dividends. Although not required, the depositary normally requests a letter of non-objection from the issuer and is not required to distribute notices of shareholder's meetings or financial information to the holder.

OPTIONS. As noted in the Prospectus, the Fund may write covered call options, which are listed on a national securities exchange, and purchase listed call and put options on securities and securities indices for portfolio hedging purposes.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium paid by the purchaser of the option, which amount reflects, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security.

The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is done by buying an option of the same series as the option previously written. The effect of the purchase is the writer's position will be canceled by the clearing corporation. A writer may not effect a closing purchase transaction, however, after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is done by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In addition, effecting a closing transaction will permit the cash or proceeds from the sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or at the same time as the sale of the security.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The Fund may purchase call options on securities which it intends to purchase in order to limit the risk of a substantial increase in the market price of such security. The Fund may also purchase call options on securities held in its portfolio and on which it has written call options. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus any related transaction costs.

The Fund may also purchase put options. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase a put option on an underlying security (a "protective put") owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price, regardless of any decline in the underlying security's market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security when the investment manager deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

WHAT ARE THE FUND'S POTENTIAL RISKS?

HIGH YIELDING, FIXED-INCOME SECURITIES. The Fund may invest up to 25% of its total assets, at the time of investment, in lower rated, fixed-income securities and unrated securities of comparable quality, commonly known as "junk bonds", although the Fund's current investment strategy is to limit such investments to less than 5% of the Fund's total assets. Because of the Fund's policy of investing in higher yielding, higher risk securities, an investment in the Fund is accompanied by a higher degree of risk than is present with an investment in higher rated, lower yielding securities. Accordingly, an investment in the Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals. If you are on a fixed-income or retired, you should also consider the increased risk of loss to principal which is present with an investment in higher risk securities such as those in which the Fund invests.

The market value of lower rated, fixed-income securities tend to reflect individual developments affecting the issuer to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower rated securities also tend to be more sensitive to economic conditions than higher rated securities. These lower rated fixed-income securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. Even bonds rated BBB by Standard & Poor's Corporation ("S&P") or Baa by Moody's Investors Service ("Moody's"), ratings which are considered investment grade, possess some speculative characteristics.

Issuers of high yielding, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers is generally greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yielding securities may experience financial stress. During these periods, such issuers may not have sufficient cash flow to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. The Fund may retain an issue that has defaulted because such issue may present an opportunity for subsequent price recovery.

High yielding, fixed-income securities frequently have call or buy-back features which permit an issuer to call or repurchase the securities from the Fund. Although such securities are typically not callable for a period from three to five years after their issuance, if a call were exercised by the issuer during periods of declining interest rates, the Fund would likely have to replace such called securities with lower yielding securities, thus decreasing the net investment income to the Fund and dividends to shareholders. The premature disposition of a high yielding security due to a call or buy-back feature, the deterioration of the issuer's creditworthiness, or a default may also make it more difficult for the Fund to manage the timing of its receipt of income, which may have tax implications.

The Fund may have difficulty disposing of certain high yielding securities because there may be a thin trading market for a particular security at any given time. The market for lower rated, fixed-income securities generally tends to be concentrated among a smaller number of dealers than is the case for securities which trade in a broader secondary retail market. Generally, purchasers of these securities are predominantly dealers and other institutional buyers, rather than individuals. To the extent the secondary trading market for a particular high yielding, fixed-income security does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced liquidity in the secondary market may have an adverse impact on market price and the Fund's ability to dispose of particular issues, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Current values for these high yield issues are obtained from pricing services and/or a limited number of dealers and may be based upon factors other than actual sales. (See "How Are Fund Shares Valued?" in the Prospectus and this SAI.)

The Fund is authorized to acquire high yielding, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many recent high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell such restricted securities before the securities have been registered, it may be deemed an underwriter of such securities as defined in the Securities Act of 1933, which entails special responsibilities and liabilities. The Fund may incur special costs in disposing of such securities. The Fund, however, will generally incur no costs when the issuer is responsible for registering the securities.

The Fund may acquire high yielding, fixed-income securities during an initial underwriting. Such securities involve special risks because they are new issues. The Fund has no arrangement with its underwriter or any other person concerning the acquisition of such securities, and the investment manager will carefully review the credit and other characteristics pertinent to such new issues.

The high yield securities market is relatively new and much of its growth prior to 1990 paralleled a long economic expansion. The recent recession disrupted the market for high yielding securities and adversely affected the value of outstanding securities and the ability of issuers of such securities to meet their obligations. Those adverse effects may continue even as the economy recovers. Factors adversely impacting the market value of high yielding securities will, to the extent the Fund has invested in such securities, adversely impact the Fund's net asset value. For example, adverse publicity regarding lower rated bonds, which appeared during 1989 and 1990, along with highly publicized defaults by some high yield issuers, and concerns regarding a sluggish economy which continued in 1993, depressed the prices for many such securities. In addition, the Fund may also incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The Fund will rely on the investment manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the investment manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

OPTIONS. The Fund's ability to hedge effectively all or a portion of its securities through transactions in options on securities and securities indices depends on the degree to which price movements in the underlying index or underlying securities correlate with price movements in the relevant portion of the Fund's portfolio. Inasmuch as such securities will not duplicate the components of any index or such underlying securities, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument. Accordingly, successful use by the Fund of options on securities and securities indices will be subject to the investment manager's ability to predict correctly movements in the direction of the securities markets generally or of a particular segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Positions in stock index options and options on securities may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Thus, it may not be possible to close such an option. The inability to close an option position could also have an adverse impact on the Fund's ability to effectively hedge its securities. The Fund will enter into an option position only if there appears to be a liquid secondary market for such option.

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions as fundamental policies, which means that they may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% or more of the shares of the Fund present at a shareholders meeting if more than 50% of the outstanding voting securities of the Fund are represented at the meeting in person or by proxy. The Fund MAY NOT:

1. Invest in securities for purposes of exercising management or control of the issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies as the Fund.

2. Borrow money, except in the form of reverse repurchase agreements or from banks in order to meet redemption requests that might otherwise require the untimely disposition of portfolio securities or for other temporary or emergency purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes and permissible options, short selling or other hedging transactions.

4. Purchase securities on margin or underwrite securities of other issuers, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities. (This does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

5. Invest directly in interests in real estate, oil, gas or other mineral leases, exploration or development programs, including limited partnership interests. (This restriction does not preclude investments in marketable securities of issuers engaged in such activities.)

6. Make loans to other persons, except by the purchase of debt obligations, or through loans of the Fund's portfolio securities, or to the extent the entry into a repurchase agreement or similar transaction may be deemed a loan.

7. Purchase or sell commodities or commodity futures contracts or financial futures contracts; or invest in put, call, straddle or spread options on financial or other futures contracts or stock index futures contracts.

8. Invest directly in warrants (valued at the lower of cost or market) in excess of 5% of the value of the Fund's net assets. No more than 2% of the value of the Fund's net assets may be invested in warrants (valued at the lower of cost or market) which are not listed on the New York or American Stock Exchanges.

9. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but the Fund may deal with such persons or firms as brokers and pay a customary brokerage commission; nor invest in securities of any issuer if any officer, director or trustee of the Fund or the investment advisor owns beneficially more than one-half of 1% of the outstanding securities of such issuer and all such officers, directors and trustees together own beneficially more than 5% of such securities.

10. Purchase or hold securities of any issuer if, as a result, in the aggregate, more than 10% of the value of the Fund's total assets would be invested in securities that are subject to legal or contractual restrictions on resale, in securities that are not readily marketable (including over-the-counter options) or in repurchase agreements maturing in more than seven days.

11. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, mortgages or pledges or (ii) entering into repurchase transactions.

12. Engage in the short sales of securities, except short sales "against the box," if the cash or securities deposited in the segregated account with the Fund's custodian to collateralize its short positions in the aggregate exceed 25% of the Fund's net assets.

13. Invest in the securities of other investment companies, except where there is no commission other than the customary brokerage commission or sales charge, or except that securities of another investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition; except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies as the Fund. Pursuant to available exemptions from the 1940 Act, the Fund may invest in shares of one or more money market funds managed by Franklin Advisers, Inc. or its affiliates.

In addition to the restrictions above, the Fund does not intend to invest more than 5% of its assets in securities of issuers with less than three years continuous operation, including the operations of any predecessor companies. Pursuant to a comment by the state of Ohio and so long as required to sell shares in Ohio, the Fund may not purchase the securities of any issuer if, as to 75% of its assets at the time of purchase, more than 10% of the voting securities of any issuer would be held by the Fund.

If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the value of assets will not constitute a violation of that restriction, except as otherwise noted.

OFFICERS AND TRUSTEES

The Board of Trustees (the "Board") has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The trustees, in turn, elect the officers of the Fund who are responsible for administering day-to-day operations of the Fund. The affiliations of the officers and trustees and their principal occupations for the past five years are listed below. Trustees who are deemed to be "interested persons" of the Fund, as defined in the 1940 Act, are indicated by an asterisk (*).

NAME, AGE       POSITIONS AND OFFICES                PRINCIPAL OCCUPATIONS
AND ADDRESS       WITH THE TRUST                     DURING PAST FIVE YEARS
-----------       --------------                     ----------------------

Frank T. Crohn (71)
7251 West Palmetto Park Road
Boca Raton, FL 33433

Trustee

Chairman and Chief Executive Officer, Financial Benefit Life Insurance Company and Financial Benefit Group, Inc.; Director, Unity Mutual Life Insurance Company; and trustee of three of the investment companies in the Franklin Group of Funds.

*William J. Lippman (70)
One Parker Plaza
Fort Lee, NJ 07024

President, Chief Executive Officer and Trustee

Senior Vice  President,  Franklin  Resources,  Inc.,  Franklin  Advisers,  Inc.,
Franklin Templeton Distributors, Inc. and Franklin Management, Inc.; officer and/or director or trustee of six of the investment companies in the Franklin Group of Funds.

Charles Rubens II (65)
18 Park Road
Scarsdale, NY 10583

Trustee

Private Investor; and trustee of three of the investment companies in the Franklin Group of Funds.

Leonard Rubin (70)
501 Broad Avenue
Ridgefield, NJ 07657

Trustee

Chairman of the Board, Carolace Embroidery Co., Inc.; President, F.N.C Textiles, Inc.; Vice President, Trimtex Co. Inc.; and trustee of three of the investment companies in the Franklin Group of Funds.

Harmon E. Burns (50)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 43 of the investment companies in the Franklin Templeton Group of Funds.

Kenneth V. Domingues (63)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President - Financial Reporting and Accounting Standards

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.

Martin L. Flanagan (35)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Chief Financial Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (47)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Secretary

Senior Vice President - Legal, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and officer of 37 of the investment companies in the Franklin Group of Funds.

Rupert H. Johnson, Jr. (55)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (56)
777 Mariners Island Blvd.
San Mateo, CA 94404

Treasurer and Principal Accounting Officer

Employee of Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.

Edward V. McVey (58)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President/National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 32 of the investment companies in the Franklin Group of Funds.

R. Martin Wiskemann (68)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; Vice President, Treasurer and Director, ILA Financial Services, Inc. and Arizona Life Insurance Company of America; and officer and/or director, as the case may be, of 20 of the investment companies in the Franklin Group of Funds.

The preceding table indicates those officers and trustees who are also affiliated persons of Distributors and Advisers. Trustees not affiliated with the investment manager ("nonaffiliated trustees") are currently paid fees of $600 per quarter plus $300 per meeting attended. As indicated above, certain of the Trust's nonaffiliated trustees also serve as directors, trustees or managing general partners of other investment companies in the Franklin Group of Funds(R) from which they may receive fees for their services. The following table indicates the total fees paid to nonaffiliated trustees by the Trust and by other funds in the Franklin Group of Funds.

                                                                                            NUMBER OF BOARDS IN THE
                                                             TOTAL FEES RECEIVED FROM     FRANKLIN GROUP OF FUNDS ON
                                                             THE FRANKLIN  GROUP OF         WHICH EACH SERVES***
                                   TOTAL FEES RECEIVED       FUNDS**
                                   FROM THE TRUST*
NAME
Frank T. Crohn                     $3,900                    $14,700                          3
Charles Rubens, II                 $3,900                    $15,900                          3
Leonard Rubin                      $3,900                    $15,900                          3


*For the fiscal year ended October 31, 1995.
**For the calendar year ended December 31, 1994.
***The number of boards is based on the number of registered investment companies in the Franklin Group of Funds and does not include the total number of series or funds within each investment company for which the trustees are responsible.



Nonaffiliated trustees are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or trustee received any other compensation directly from the Trust. Certain officers or trustees who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. As of the date of this document, Franklin Resources, Inc. owned substantially all of the outstanding shares of the Fund as a result of having provided the Fund's initial capitalization.

INVESTMENT ADVISORY AND OTHER SERVICES



The investment manager of the Fund is Franklin Advisers, Inc. ("Advisers" or "Manager"). Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company whose shares are listed on the New York Stock Exchange (the "Exchange"). Resources owns several other subsidiaries which are involved in investment management and shareholder services.

Pursuant to a management agreement with the Fund, the Manager provides investment research and portfolio management services, including the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Manager's activities are subject to the review and supervision of the Board to whom the Manager renders periodic reports of the Fund's investment activities. Under the terms of the management agreement, the Manager provides office space and office furnishings, facilities and equipment required for managing the business affairs of the Fund; maintains all internal bookkeeping, clerical, secretarial and administrative personnel and services; and provides certain telephone and other mechanical services. The Manager is covered by fidelity insurance on its officers, directors and employees for the protection of the Fund.



Pursuant to the management agreement, the Fund is obligated to pay the Manager a fee computed and accrued daily and paid monthly at the annual rate of 0.75% of the Fund's average daily net assets.



The management agreement is in effect until December 11, 1997. Thereafter, it may continue in effect for successive annual periods providing such continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the trustees who are not parties to the management agreement or interested persons of any such party (other than as trustees of the Fund), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities or by the Manager on 60 days' written notice and will automatically terminate in the event of its assignment, as defined in the 1940 Act.



Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), a wholly-owned subsidiary of Resources, is the shareholder servicing agent for the Fund and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.

Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as custodian of the securities and other assets of the Fund. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Fund's independent auditors.



HOW DOES THE FUND PURCHASE SECURITIES FOR ITS PORTFOLIO?

Under the current management agreement with Advisers, the selection of brokers and dealers to execute transactions in the Fund's portfolio is made by the Manager in accordance with criteria set forth in the management agreement and any directions which the Board may give.



When placing a portfolio transaction, the Manager attempts to obtain the best net price and execution of the transaction. On portfolio transactions which are done on a securities exchange, the amount of commission paid by the Fund is negotiated between the Manager and the broker executing the transaction. The Manager seeks to obtain the lowest commission rate available from brokers which are felt to be capable of efficient execution of the transactions. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based to a large degree on the professional opinions of the persons responsible for the placement and review of such transactions. These opinions are formed on the basis of, among other things, the experience of these individuals in the securities industry and information available to them concerning the level of commissions being paid by other institutional investors of comparable size. The Manager will ordinarily place orders for the purchase and sale of over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the Manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price. The Fund seeks to obtain prompt execution of orders at the most favorable net price.

The amount of commission is not the only relevant factor to be considered in the selection of a broker to execute a trade. If it is felt to be in the Fund's best interests, the Manager may place portfolio transactions with brokers who provide the types of services described below, even if it means the Fund will have to pay a higher commission than would be the case if no weight were given to the broker's furnishing of these services. This will be done only if, in the opinion of the Manager, the amount of any additional commission is reasonable in relation to the value of the services. Higher commissions will be paid only when the brokerage and research services received are bona fide and produce a direct benefit to the Fund or assist the Manager in carrying out its responsibilities to the Fund, or when it is otherwise in the best interest of the Fund to do so, whether or not such data may also be useful to the Manager in advising other clients.

When it is felt that several brokers are equally able to provide the best net price and execution, the Manager may decide to execute transactions through brokers who provide quotations and other services to the Fund, specifically including the quotations necessary to determine the value of the Fund's net assets, in such amount of total brokerage as may reasonably be required in light of such services, and through brokers who supply research, statistical and other data to the Fund and Manager in such amount of total brokerage as may reasonably be required.



It is not possible to place a dollar value on the special executions or on the research services received by Advisers from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, the Manager and its affiliates may use this research and data in their investment advisory capacities with other clients. Provided that the officers of the Trust are satisfied that the best execution is obtained, the sale of Fund shares may also be considered as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.



Because Distributors is a member of the National Association of Securities Dealers, it is sometimes entitled to obtain certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisers under the management agreement will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection therewith.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the Manager are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. It is recognized that in some cases this procedure could possibly have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.



HOW DO I BUY AND SELL SHARES?

All checks, drafts, wires and other payment mediums used for purchasing or redeeming shares of the Fund must be denominated in U.S. dollars. The Fund reserves the right, in its sole discretion, to either (a) reject any order for the purchase or sale of shares denominated in any other currency, or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

In connection with exchanges (see the Prospectus "What If My Investment Outlook Changes? - Exchange Privilege"), it should be noted that since the proceeds from the sale of shares of an investment company generally are not available until the fifth business day following the redemption, the funds into which you are seeking to exchange reserve the right to delay issuing shares pursuant to an exchange until said fifth business day. The redemption of shares of the Fund to complete an exchange will be effected at the close of business on the day the request for exchange is received in proper form at the net asset value then effective.

The Fund may impose a $10 charge for each returned item, against your account if, in connection with the purchase of Fund shares, you submit a check or a draft which is returned unpaid to the Fund.

Dividend checks which are returned to the Fund marked "unable to forward" by the postal service will be deemed to be a request by you to change the dividend option and the proceeds will be reinvested in additional shares at net asset value until new instructions are received.

The Fund may deduct from your account the cost of its efforts to locate you if mail is returned as undeliverable or the Fund is otherwise unable to locate you or verify your current mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.



Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to such banks' discretionary trust funds at net asset value. The banks may charge service fees to their customers who participate in the discretionary trusts. Pursuant to agreements, a portion of such service fees may be paid to Distributors, or an affiliate of Distributors, to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Shares of the Fund may be  offered to  investors  in Taiwan  through  securities firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, shares of the Fund will be offered with the following schedule of sales charges:

SIZE OF PURCHASE - IN U.S. DOLLARS                                SALES CHARGE
Up to $100,000                                                    3%
$100,000 to $1,000,000                                            2%
Over $1,000,000                                                   1%

PURCHASES AND REDEMPTIONS THROUGH SECURITIES DEALERS



Orders for the purchase of shares of the Fund received in proper form prior to the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) any business day that the Exchange is open for trading and promptly transmitted to the Fund will be based upon the public offering price determined that day. Purchase orders received by securities dealers or other financial institutions after the scheduled close of the Exchange will be effected at the Fund's public offering price on the day it is next calculated. The use of the term "securities dealer" herein shall include other financial institutions which, either directly or through affiliates, have an agreement with Distributors to handle customer orders and accounts with the Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity.



Orders for the redemption of shares are effected at net asset value subject to the same conditions concerning time of receipt in proper form. It is the securities dealer's responsibility to transmit the order in a timely fashion and any loss to the customer resulting from failure to do so must be settled between the customer and the securities dealer.

SPECIAL NET ASSET VALUE PURCHASES



As discussed in the Prospectus under "How Do I Buy Shares? - Description of Special Net Asset Value Purchases," certain categories of investors may purchase shares of the Fund without a front-end sales charge ("net asset value") or a contingent deferred sales charge. Either Distributors or one of its affiliates may make payments, out of its own resources, to securities dealers who initiate and are responsible for such purchases, as indicated below. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the securities dealer, or set off against other payments due to the securities dealer, in the event of investor redemptions made within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or its affiliates, and the securities dealer.

The following amounts may be paid by Distributors or one of its affiliates, out of its own resources, to securities dealers who initiate and are responsible for purchases of shares of the Fund made at net asset value by certain designated retirement plans (excluding IRA and IRA rollovers): 1% on sales of $1 million but less than $2 million, plus 0.80% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. These payment breakpoints are reset every 12 months for purposes of additional purchases. With respect to purchases made at net asset value by certain trust companies and trust departments of banks and certain retirement plans of organizations with collective retirement plan assets of $10 million or more, either Distributors or one of its affiliates, out of its own resources, may pay up to 1% of the amount invested.

LETTER OF INTENT

You may qualify for a reduced sales charge on the purchase of shares of the Fund, as described in the Prospectus. At any time within 90 days after the first investment which you want to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent (the "Letter") section completed, may be filed with the Fund. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based upon purchases in more than one of the Franklin Templeton Funds will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds, including Class II shares, acquired more than 90 days before the Letter is filed will be counted towards completion of the Letter but will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions made, other than by a designated benefit plan, during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending upon the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to designated benefit plans. If you execute a Letter prior to a change in the sales charge structure for the Fund you will be entitled to complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed with the Fund.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in shares of the Fund registered in your name, unless you are a designated benefit plan. If the total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or your order. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single time. Upon such remittance the reserved shares held for your account will be deposited to an account in your name or delivered to you or your order. If within 20 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize such difference will be made. In the event of a total redemption of the account prior to fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If a Letter of Intent is executed on behalf of a benefit plan (such plans are described under "Description of Special Net Asset Value Purchases" in the Prospectus), the level and any reduction in sales charge for these designated benefit plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. Benefit plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are benefit plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.

REDEMPTIONS IN KIND

The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission ("SEC"). In the case of requests for redemption in excess of such amounts, the trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund from which you are redeeming, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In such circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets. Should the Fund do so, you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind; however, should it happen, you may not be able to timely recover your investment and may also incur brokerage costs in selling such securities.

REDEMPTIONS BY THE FUND

Due to the relatively high cost of handling small investments, the Fund reserves the right to redeem, involuntarily, at net asset value, your shares if your account has a value of less than one-half of the initial minimum investment required for you, but only where the value of such account has been reduced by the prior voluntary redemption of shares. Until further notice, it is the present policy of the Fund not to exercise this right if your account has a value of $1,250 or more. In any event, before the Fund redeems such shares and sends you the proceeds, it will notify you that the value of the shares in your account is less than the minimum amount and allow you 30 days to make an additional investment in an amount which will increase the value of the account to at least $2,500.

REINVESTMENT DATE

Shares acquired through the reinvestment of dividends will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as "ex-dividend date"). The processing date for the reinvestment of dividends may vary from month to month and does not affect the amount or value of the shares acquired.

REPORTS TO SHAREHOLDERS

The Fund sends annual and semiannual reports to you regarding the Fund's performance and its portfolio holdings. If you would like to receive an interim quarterly report you may phone Fund Information at 1-800/DIAL BEN.



SPECIAL SERVICES

The Franklin Templeton Institutional Services Department provides specialized services, including recordkeeping, for institutional investors of the Fund. The cost of these services is not borne by the Fund.

Investor Services may pay certain financial institutions which maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such beneficial owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee which the Fund normally pays Investor Services. Such financial institutions may also charge a fee for their services directly to their clients.



HOW ARE FUND SHARES VALUED?

As noted in the Prospectus, the Fund calculates net asset value as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. As of the date of this SAI, the Fund is informed that the Exchange observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked price is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of these foreign securities occur during such period, then these securities will be valued in accordance with procedures established by the Board.

Over-the-counter securities are valued within the range of the most recent quoted bid and ask price. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Manager. Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sale price on the relevant exchange prior to the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, the options are valued within the range of the current closing bid and ask prices if such valuation is believed to fairly reflect the contract's market value. Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of trustees, the Fund may utilize a pricing service, bank or securities dealer to perform any of the above described functions.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the scheduled close of the Exchange. The value of such securities used in computing the net asset value of the Fund's shares is determined as of such times. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the scheduled close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Board.

ADDITIONAL INFORMATION
REGARDING TAXATION

As stated in the Prospectus, the Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The trustees reserve the right not to maintain the qualification of the Fund as a regulated investment company if they determine such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable to the extent of the Fund's available earnings and profits.



Subject to the limitations discussed below, all or a portion of the income distributions paid by the Fund may be treated by corporate shareholders as qualifying dividends for purposes of the dividends-received deduction under federal income tax law. If the aggregate qualifying dividends received by the Fund (generally, dividends from U.S. domestic corporations, the stock in which is not debt-financed by the Fund and is held for at least a minimum holding period) is less than 100% of its distributable income, then the amount of the Fund's dividends paid to corporate shareholders which may be designated as eligible for such deduction will not exceed the aggregate qualifying dividends received by the Fund for the taxable year. The amount or percentage of income qualifying for the corporate dividends-received deduction will be provided by the Fund annually in a notice to shareholders mailed shortly after the end of the Fund's fiscal year.

Corporate shareholders should note that dividends paid by the Fund from sources other than the qualifying dividends it receives will not qualify for the dividend-received deduction. For example, any interest income and net short-term capital gain (in excess of any net long-term capital loss or capital loss carryover) included in investment company taxable income and distributed by the Fund as a dividend will not qualify for the dividends-received deduction. Corporate shareholders should also note that availability of the corporate dividends-received deduction is subject to certain restrictions. For example, the deduction is eliminated unless Fund shares have been held (or deemed held) for at least 46 days in a substantially unhedged manner. The dividends-received deduction may also be reduced to the extent interest paid or accrued by a corporate shareholder is directly attributable to its investment in Fund shares. The entire dividend, including the portion which is treated as a deduction, is includable in the tax base on which the federal alternative minimum tax is computed and may also result in a reduction in the shareholder's tax basis in its Fund shares, under certain circumstances, if the shares have been held for less than two years. Corporate shareholders whose investment in the Fund is "debt financed" for these tax purposes should consult with their tax advisors concerning the availability of the dividends-received deduction.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the twelve month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. Under these rules, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the calendar year in which they are declared. The Fund intends as a matter of policy to declare such dividends, if any, in December and to pay these dividends in December or January to avoid the imposition of this tax, but does not guarantee that its distributions will be sufficient to avoid any or all federal excise taxes.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. For most shareholders, gain or loss will be recognized in an amount equal to the difference between the shareholder's basis in the shares and the amount received, subject to the rules described below. If such shares are a capital asset in the hands of the shareholder, gain or loss will be capital gain or loss and will be long-term for federal income tax purposes if the shares have been held for more than one year.

All or a portion of the sales charge incurred in purchasing shares of the Fund will not be included in the federal tax basis of such shares sold or exchanged within 90 days of their purchase (for purposes of determining gain or loss with respect to such shares) if the sales proceeds are reinvested in the Fund or in another fund in the Franklin Group of Funds and the Templeton Funds and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. Shareholders should consult with their tax advisors concerning the tax rules applicable to the redemption or exchange of Fund shares.

All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent other shares of the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after such redemption. Any loss disallowed under these rules will be added to the tax basis of the shares purchased.

The Fund's investment in options and certain transactions involving actual or deemed short sales are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indices, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security. The Fund's treatment of certain other options entered into by the Fund is generally governed by Section 1256 of the Code. These Section 1256 positions generally include listed options on debt securities, options on broad-based stock indexes, and options on securities indexes.

Absent a tax election to the contrary, each such Section 1256 position held by the Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain foreign currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the Fund. The acceleration of income on Section 1256 positions may require the Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. In these ways, any or all of these rules may affect both the amount, character and time of income distributed to shareholders by the Fund.

When the Fund holds an option or contract which substantially diminishes the Fund's risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses.

As a regulated investment company, the Fund is also subject to the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months ("short-short income").

This requirement may limit the Fund's ability to engage in options and hedging transactions because these transactions are often consummated in less than three months, may require the sale of portfolio securities held less than three months and may, as in the case of short sales of portfolio securities, reduce the holding periods of certain securities within the Fund, resulting in additional short-short income for the Fund.

The Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of the Fund as a regulated investment company under Subchapter M of the Code.



Gain realized by the Fund from transactions that are deemed to constitute "conversion transactions" under the Code and which would otherwise produce capital gain may be recharacterized as ordinary income to the extent that such gain does not exceed an amount defined by the Code as the "applicable imputed income amount." A conversion transaction is any transaction in which substantially all of the Fund's expected return is attributable to the time value of the Fund's net investment in such transaction and any one of the following criteria are met: 1) there is an acquisition of property with a substantially contemporaneous agreement to sell the same or substantially identical property in the future; 2) the transaction is an applicable straddle;
3) the transaction was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain; or 4) the transaction is specified in Treasury regulations to be promulgated in the future. The applicable imputed income amount, which represents the deemed return on the conversion transaction based upon the time value of money, is computed using a yield equal to 120 percent of the applicable federal rate, reduced by any prior recharacterizations under this provision or Section 263(g) of the Code concerning capitalized carrying costs.

THE FUND'S UNDERWRITER

Pursuant  to  an  underwriting   agreement  in  effect  until  March  31,  1996,
Distributors acts as principal underwriter in a continuous public offering for shares of the Fund. The underwriting agreement will continue in effect for successive annual periods provided that its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the trustees who are not parties to the underwriting agreement or interested persons of any such party (other than as trustees of the Fund), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.



Distributors pays the expenses of distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

DISTRIBUTION PLAN



The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") whereby the Fund may pay up to a maximum of 0.25% per annum of its average daily net assets, payable quarterly, primarily as a service fee to reimburse Distributors or others for personal services to shareholders of the Fund and/or the maintenance of shareholder accounts and also for other marketing purposes, if necessary.



In addition to the payments to which Distributors or others are entitled under the Plan, the Plan also provides that to the extent the Fund, the Manager or Distributors or other parties on behalf of the Fund, the Manager or Distributors, make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the Plan.

In no event shall the aggregate asset-based sales charges which include payments made under the Plan, plus any other payments deemed to be made pursuant to the Plan, exceed the amount permitted to be paid pursuant to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., Article III,
Section 26(d)4.

The terms and provisions of the Plan relating to required reports, term, and approval are consistent with Rule 12b-1.



Certain banking institutions are permitted to receive fees under the Plan for administrative servicing or for agency transactions. If a bank were prohibited from providing such services, its customers who are shareholders would be permitted to remain shareholders of the Fund, and alternate means for continuing the servicing of such shareholders would be sought. In such an event, changes in the services provided might occur and such shareholders might no longer be able to avail themselves of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these changes.

The Plan has been approved in accordance with the provisions of Rule 12b-1. The Plan is effective through December 11, 1996, and renewable annually by a vote of the Board, including a majority vote of the trustees who are non-interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such trustees be done by the non-interested trustees. The Plan and any related agreement may be terminated at any time, without any penalty, by vote of a majority of the non-interested trustees on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with the Manager, or by vote of a majority of the Fund's outstanding shares. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.



The Plan and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the Fund's outstanding shares, and all material amendments to the Plan or any related agreements shall be approved by a vote of the non-interested trustees, cast in person at a meeting called for the purpose of voting on any such amendment.



Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plan should be continued.



GENERAL INFORMATION

PERFORMANCE

As  noted in the  Prospectus,  the Fund  may  from  time to time  quote  various
performance   figures  to  illustrate  the  Fund's  past  performance.   It  may
occasionally cite statistics to reflect its volatility or risk.

Performance quotations by investment companies are subject to rules adopted by the SEC. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Fund to compute or express performance follows.

TOTAL RETURN

The average annual total return is determined by finding the average annual compounded rates of return over one-, five- and ten-year periods, or fractional portion thereof, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase order, and income dividends and capital gains are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees. If a change is made on the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge in effect currently.



The average annual compounded rates of return for the Fund will be calculated according to the SEC formula:



P(1+T)n = ERV

where:

P  =  a hypothetical initial payment of $1,000

T  =  average annual total return

n  =  number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods at the end of the one-, five- or ten-year periods (or fractional portion thereof).

As discussed in the Prospectus, the Fund may quote total rates of return in addition to its average annual total return. Such quotations are computed in the same manner as the Fund's average annual compounded rate, except that such quotations will be based on the Fund's actual return for a specified period rather than on its average return over one-, five- and ten-year periods, or fractional portion thereof.

YIELD

Current yield reflects the income per share earned by the Fund's portfolio investments.

Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

Current yield figures will be obtained using the following SEC formula:

Yield = 2 [( A-B + 1)6 -1]
             cd

where:

a  = dividends and interest earned during the period

b  = expenses accrued for the period

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d  = the maximum offering price per share on the last day of the period

CURRENT DISTRIBUTION RATE

Yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders are reflected in the quoted "current distribution rate." The current distribution rate is computed by dividing the total amount of dividends per share paid by the Fund during the past 12 months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of dividend payout or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time.

VOLATILITY

Occasionally statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare Fund net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

With respect to those categories of investors who are permitted to purchase shares of the Fund at net asset value, sales literature pertaining to the Fund may quote a current distribution rate, yield, total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.

COMPARISONS

To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements and other materials regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. Such comparisons may include, but are not limited to, the following examples:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for equity funds.

h) Financial  publications:  The Wall Street  Journal,  Business Week,  Changing
Times,  Financial  World,  Forbes,   Fortune,  and  Money  magazines  -  provide
performance statistics over specified time periods.

i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.



l) Historical data supplied by the research departments of First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers and Bloomberg L.P.



m) Standard & Poor's 100 Stock Index - an unmanaged index based on the prices of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for options trading.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

Such advertisements and sales literature may also note that deeply discounted securities offer growth potential, but that finding these deeply discounted securities involves expensive and extensive research generally available only to large institutional investors and very affluent investors.



Advertisements or information may also compare the Fund's performance to the return on certificates of deposit or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a certificate of deposit issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, as well as the value of its shares which are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. Certificates of deposit are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing such comparisons of performance you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the indices and averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures. In addition there can be no assurance that the Fund will continue this performance as compared to such other averages.

OTHER FEATURES AND BENEFITS

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college cost and/or other long-term goals. The Franklin College Costs Planner may assist you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that such goals will be met.

MISCELLANEOUS INFORMATION

The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the United States and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 47 years and now services more than 2.5 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $130 billion in assets under management for more than 3.9 million U.S. based mutual fund shareholder and other accounts. The Franklin Group of Funds and the Templeton Group of Funds offer to the public 114 U.S. based mutual funds. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past seven years.



Access persons of the Franklin Templeton Group, as defined in SEC Rule 17(j) under the 1940 Act, who are employees of Resources or its subsidiaries, are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (1) The trade must receive advance clearance from a compliance officer and must be completed within 24 hours after this clearance; (2) Copies of all brokerage confirmations must be sent to the compliance officer and within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; (3) In addition to items (1) and (2), access persons involved in preparing and making investment decisions must file annual reports of their securities holdings each January and also inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.



Shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. The Fund's Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets for any shareholder held personally liable for obligations of the Fund. The Declaration of Trust provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the unlikely circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

OWNERSHIP AND AUTHORITY DISPUTES

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the Internal Revenue Service in response to a Notice of Levy.

APPENDIX

CORPORATE BOND RATINGS

MOODY'S



AAA - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



AA - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.



A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds which are rated Ba are judged to have predominantly speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.



AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.



D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original investment maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers.

P-1 (PRIME-1): Superior capacity for repayment.

P-2 (PRIME-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the A category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety is, however, not as overwhelming as for issues designated A-1.

FINANCIAL STATEMENTS


                 REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Franklin Value Investors Trust:

We have audited the accompanying statement of assets and liabilities of Franklin MicroCap Value Fund (one of the Funds constituting the Franklin Value Investors Trust) as of November 29, 1995. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of cash held as of November 29, 1995 with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Franklin MicroCap Value Fund as of November 29, 1995 in conformity with generally accepted accounting principles.

San Francisco, California
November 30, 1995








                        FRANKLIN VALUE INVESTORS TRUST
                         FRANKLIN MICROCAP VALUE FUND
                     STATEMENT OF ASSETS AND LIABILITIES
                              November 29, 1995


Assets:
 Cash held by custodian                             $100,000
 Unamortized organization costs                        3,000
                                                   ---------
   Total assets                                      103,000
                                                   ---------
Liabilities:
 Accrued expenses for organization costs               3,000
                                                   ---------
Net assets                                          $100,000
                                                   =========
Shares of beneficial interest outstanding, $0.01
 par value, unlimited shares authorized                6,667
                                                   =========
Net asset value per share                            $ 15.00
                                                   =========
Computation of net asset value and offering price per share:

  Net asset value, and redemption price per share
($100,000/6,667)                                     $ 15.00
                                                   =========
Maximum offering price (100/95.5 of $15.00)          $ 15.71
                                                   =========


Note: Franklin MicroCap Value Fund Fund ("the Fund") is an open- end, non-diversified series of the Franklin Value Investors Trust, a management investment company registered under the Investment Company Act of 1940 and organized as a Massachusetts business trust on September 11, 1989. Organization expenses are being amortized over a five year period from the effective date of its registration under the Securities Act of 1933. As part of its organization, the Fund has issued, in a private placement, 6,667 shares of beneficial interest to Franklin Resources, Inc. at $15.00 per share. These shares have been designated as "initial shares."




                            FRANKLIN VALUE INVESTORS TRUST

                                  File Nos. 33-31326
                                       811-5878
                                      FORM N-1A
                                        PART C
                                  Other Information

  Item 24  Financial Statements and Exhibits

a) 1. Unaudited Financial Statements incorporated herein by reference to the Registrant's Semi-Annual Report to Shareholders dated April 30, 1996 as filed with the SEC on Form Type N-30D on June 21, 1996

     (i)   Statement of Investments in Securities and Net Assets - April 30,
           1996

     (ii)  Statement of Assets and Liabilities - April 30, 1996

     (iii)Statement of Operations - for the six months ended April 30, 1996

     (iv) Statements of Changes in Net Assets - for the six months ended April 30, 1996 and for the year ended October 31, 1995

     (v)   Notes to Financial Statements

 2. Franklin Balance Sheet Investment Fund Audited Financial Statements incorporated herein by reference to the Registrant's Annual Report to Shareholders dated October 31, 1995 as filed with the SEC on Form Type N-30D on December 28, 1995

     (i)   Report of Independent Auditors

     (ii)  Statement of Investments in Securities and Net Assets - October
           31, 1995

     (iii)Statement of Assets and Liabilities - October 31, 1995

     (iv)  Statement of Operations - for the year ended October 31, 1995

     (v) Statements of Changes in Net Assets - for the years ended October 31, 1995 and 1994

     (vi)  Notes to Financial Statements

 3.  Franklin MicroCap Value Fund Audited Financial Statements filed in Part B

     (i)   Report of Independent Auditors

     (ii)  Statement of Assets and Liabilities dated November 29, 1996


 4.  Franklin Value Fund Audited Financial Statements filed in Part B

     (i)   Report of Independent Auditors

     (ii)  Statement of Assets and Liabilities dated March 4, 1996

 5.  Franklin Value Fund Unaudited Financial Statements filed in Part B

     (i)   Statement of Investments in Securities and Net Assets - June 30,
           1996

     (ii)  Statement of Assets and Liabilities - June 30, 1996

     (iii)Statement of Operations - for the period March 11, 1996 to June 30,
           1996

     (iv) Statement of Changes in Net Assets - for the period March 11, 1996 (effective date) to June 30, 1996

     (v)   Notes to Financial Statements

b)Exhibits:

  The following exhibits are incorporated by reference to the filings noted, with the exception of Exhibit 11(i) which is attached herewith:

       (1)    copies of the charter as now in effect;

              (i)   Agreement and Declaration of Trust dated September 11, 1989
                    Filing: Post Effective Amendment No. 8 to Registration Statement on Form N-1A
                    File No. 33-31326
                    Filing Date:  September 21, 1995

              (ii) Certificate of Amendment of Agreement and Declaration of Trust of Franklin Balance Sheet Investment Fund dated September 21, 1995
                    Filing: Post Effective Amendment No. 9 to Registration Statement on Form N-1A
                    File No. 33-31326
                    Filing Date:  December 26, 1995

       (2) copies of the existing By-Laws or instruments corresponding thereto, defining the rights of the holders of such securities, and copies of each security being registered;

              (i)   By-Laws
                    Filing: Post Effective Amendment No. 8 to Registration Statement on Form N-1A
                    File No. 33-31326
                    Filing Date:  September 21, 1995

       (3) copies of any voting trust agreement with respect to more than five percent of any class of equity securities of the Registrant;

             N/A

       (4) specimens or copies of each security issued by the Registrant, including copies of all constituent instruments, defining the rights of the holders of such securities, and copies of each security being registered;

             N/A

       (5) copies of all investment advisory contracts relating to the management of the assets of the Registrant;

              (i) Management Agreement on behalf of Franklin Balance Sheet Investment Fund and Franklin Advisory Services, Inc. dated July 1, 1996
                    Filing: Post Effective Amendment No. 12 to Registration Statement on Form N-1A
                    File No. 33-31326
                    Filing Date:  June 27, 1996

              (ii) Management Agreement on behalf of Franklin MicroCap Value Fund and Franklin Advisory Services, Inc. dated July 1, 1996
                    Filing: Post Effective Amendment No. 12 to Registration Statement on Form N-1A
                    File No. 33-31326
                    Filing Date:  June 27, 1996

              (iii)Management Agreement on behalf of Franklin Value Fund and
                    Franklin Advisory Services, Inc. July 1, 1996
                    Filing: Post Effective Amendment No. 12 to Registration Statement on Form N-1A
                    File No. 33-31326
                    Filing Date:  June 27, 1996

       (6) copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

              (i) Amended and Restated Distribution Agreement between Registrant and Franklin Templeton Distributors, Inc. dated April 23, 1995
                    Filing: Post Effective Amendment No. 12 to Registration Statement on Form N-1A
                    File No. 33-31326
                    Filing Date:  June 27, 1996

              (ii) Forms of dealer agreements between Registrant and Franklin/Templeton Distributors, Inc.
                    Registrant:  Franklin Tax-Free Trust
                    Filing: Post Effective Amendment No. 22 to Registration Statement on Form N-1A
                    File No. 2-94222
                    Filing Date:  March 14, 1996

       (7) copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of trustees or officers of the Registrant in their capacity as such; any such plan that is not set forth in a formal document, furnish a reasonably detailed description thereof;

             N/A

       (8)   copies of all custodian agreements and depository contracts under
             Section 17(f) of the Investment Company Act of 1940 (the "1940 Act"), with respect to securities and similar investments of the Registrant, including the schedule of remuneration;

              (i) Custodian Agreement between Registrant and Bank of America NT & SA dated June 12, 1991
                    Filing: Post Effective Amendment No. 8 to Registration Statement on Form N-1A
                    File No. 33-31326
                    Filing Date:  September 21, 1995

              (ii)  Copy of Custodian Agreements between Registrant and Citibank
                    Delaware:
                    1.    Citicash Management ACH Customer Agreement
                    2.    Citibank Cash Management Services Master Agreement
                    3. Short Form Bank Agreement - Deposit and Disbursements of Funds
                    Incorporated herein by reference to:
                    Registrant: Franklin Premier Return Fund
                    Filing: Post Effective Amendment No. 54 to Registration on Form N-1A
                    File No. 2-12647
                    Filing Date:  March 1, 1996

              (iii)Master Custodian Agreement between Registrant and Bank of New
                    York dated February 16, 1996
                    Filing: Post Effective Amendment No. 11 to Registration Statement on Form N-1A
                    File No. 33-31326
                    Filing Date:  March 8, 1996

              (iv) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996
                    Filing: Post Effective Amendment No. 11 to Registration Statement on Form N-1A
                    File No. 33-31326
                    Filing Date:  March 8, 1996

       (9) copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement;

             N/A

       (10) an opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and nonassessable;

             N/A

       (11) copies of any other opinions, appraisals or rulings and consents to the use thereof relied on in the preparation of this registration statement and required by Section 7 of the 1933 Act;

              (i)   Consent of Independent Auditors

       (12)  all financial statements omitted from Item 23;

             N/A

       (13) copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the underwriter, adviser, promoter or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling;

              (i) Letter of Understanding relating to Initial Capital of Franklin Balance Sheet Investment Fund dated November 17, 1989
                    Filing: Post Effective Amendment No. 7 to Registration Statement on Form N-1A
                    File No. 33-31326
                    Filing Date:  September 21, 1995

              (ii) Letter of Understanding relating to Initial Capital of Franklin MicroCap Value Fund dated November 29, 1995
                    Filing: Post Effective Amendment No. 8 to Registration Statement on Form N-1A
                    File No. 33-31326
                    Filing date:  December 1, 1995

              (iii)Letter of Understanding relating to Initial Capital of
                    Franklin Value Fund
                    Filing: Post Effective Amendment No. 11 to Registration Statement on Form N-1A
                    File No. 33-31326
                    Filing Date:      March 8, 1996

              (iv) Letter of Understanding relating to Initial Capital of Franklin Value Fund dated August 30, 1996
                    Filing: Post Effective Amendment No. 13 to Registration Statement on Form N-1A
                    File No. 33-31326
                    Filing Date:  August 7, 1996

       (14) copies of the model plan used in the establishment of any retirement plan in conjunction with which Registrant offers its securities, any instructions thereto and any other documents making up the model plan. Such form(s) should disclose the costs and fees charged in connection therewith;

              (i)      Copy of Model Retirement Plan
                    Registrant: AGE High Income Fund, Inc.
                    Filing: Post Effective Amendment No. 26 to Registration Statement on Form N-1A
                    File No. 2-30203
                    Filing Date: August 1, 1989

       (15) copies of any plan entered into by Registrant pursuant to Rule 12b-l under the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares, and any agreements with any person relating to implementation of such plan.

              (i) Amended and Restated Distribution Plan between Franklin Balance Sheet Investment Fund and Franklin Distributors, Inc. Pursuant to Rule 12b-1 dated July 1, 1993
                    Filing: Post Effective Amendment No. 8 to Registration Statement on Form N-1A
                    File No. 33-31326
                    Filing Date:  September 21, 1995

              (ii) Distribution Plan between Franklin Value Investors Trust on behalf of Franklin MicroCap Value Fund and Franklin Templeton Distributors, Inc. pursuant to Rule 12b-1 dated December 12, 1995
                    Filing: Post Effective Amendment No. 9 to Registration Statement on Form N-1A
                    File No. 33-31326
                    Filing Date:  December 26, 1995

              (iii)Distribution Plan Pursuant to Rule 12b-1 between Franklin
                    Value Fund and Franklin Templeton Distributors, Inc. dated March 11, 1996
                    Filing: Post Effective Amendment No. 9 to Registration Statement on Form N-1A
                    File No. 33-31326
                    Filing Date:  December 26, 1995

              (iv) Class II Distribution Plan between Franklin Value Investors
                   Trust on behalf of Franklin Value Fund and Franklin/Templeton Distributors, Inc. dated September 1, 1996
                   Filing: Post Effective Amendment No. 13 to Registration Statement on Form N-1A
                   File No. 33-31326
                   Filing Date:  August 7, 1996

       (16) schedule for computation of each performance quotation provided in the registration statement in response to Item 22.

             N/A

       (17)  Power of Attorney

              (i)   Power of Attorney dated December 11, 1995
                    Filing: Post Effective Amendment No. 9 to Registration Statement on Form N-1A
                    File No. 33-31326
                    Filing Date:  December 26, 1995

              (ii)  Certificate of Secretary dated December 11, 1995
                    Filing: Post Effective Amendment No. 9 to Registration Statement on Form N-1A
                    File No. 33-31326
                    Filing Date:  December 26, 1995

       (18) Copies of any plan entered into by registrant pursuant to Rule 18f-3 under the 1940 Act

              (i)   Multiple Class Plan for Franklin Value Fund dated June 12,
                    1996
                    Filing: Post Effective Amendment No. 13 to Registration Statement on Form N-1A
                    File No. 33-31326
                    Filing Date:  August 7, 1996

Item 25 Persons Controlled by or under Common Control with Registrant

   None

Item 26  Number of Holders of Securities

  As of October 31, 1996 the number of record holders of the only class of securities of the Registrant was as follows:

                                                   Number of
            Title of Class                         Record Holders

            Franklin Balance Sheet                           36,203
              Investment Fund

            Franklin MicroCap Value Fund                     11,452

            Franklin Value Fund - Class I                    609

            Franklin Value Fund - Class II                   33

Item 27  Indemnification

  Reference is made to Article VI of the Registrant's By-Laws previously filed, which is incorporated herein by reference.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to officers and trustees and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     Notwithstanding the provisions contained in the Registrant's By-Laws, in the absence of authorization by the appropriate court on the merits pursuant to Sections 4 and 5 of Article VI of said By-Laws, any indemnification under said Article shall be made by Registrant only if authorized in the manner provided in either subsection (a) or (b) of
     Section 6 of Article VI.

Item 28  Business and Other Connections of Investment Adviser

     The officers and directors of the Registrant's manager also serve as officers and/or directors for (1) the manager's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Group of Funds(R). In addition, Mr. Charles B. Johnson is a director of General Host Corporation. For additional information please see Part B and Schedules A and D of Form ADV of the Registrant's Investment Manager (SEC File 801-51967), incorporated herein by reference, which sets forth the officers and directors of the Investment Manager and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Item 29 Principal Underwriters

a) Franklin/Templeton Distributors, Inc., also acts as principal underwriter of shares of:

  Franklin Asset Allocation Fund
  Franklin California Tax-Free Income Fund, Inc.
  Franklin California Tax-Free Trust
  Franklin Custodian Funds, Inc.
  Franklin Equity Fund
  Franklin Federal Money Fund
  Franklin Federal Tax-Free Income Fund
  Franklin Gold Fund
  Franklin High Income Trust
  Franklin Investors Securities Trust
  Franklin Managed Trust
  Franklin Money Fund
  Franklin Municipal Securities Trust
  Franklin New York Tax-Free Trust
  Franklin Real Estate Securities Trust
  Franklin Strategic Mortgage Portfolio
  Franklin Strategic Series
  Franklin Tax-Advantaged High Yield Securities Fund
  Franklin Tax-Advantaged International Bond Fund
  Franklin Tax-Advantaged U.S. Government Securities Fund
  Franklin Tax-Exempt Money Fund
  Franklin Tax-Free Trust
  Franklin Templeton Global Trust
  Franklin Templeton International Trust
  Franklin Templeton Money Fund Trust
  Franklin Value Investors Trust
  Institutional Fiduciary Trust

  Franklin Templeton Japan Fund
  Templeton American Trust, Inc.
  Templeton Capital Accumulator Fund, Inc.
  Templeton Developing Markets Trust
  Templeton Funds, Inc.
  Templeton Global Investment Trust
  Templeton Global Opportunities Trust
  Templeton Global Real Estate Securities Fund
  Templeton Global Smaller Companies Fund, Inc.
  Templeton Growth Fund, Inc.
  Templeton Income Trust
  Templeton Institutional Funds, Inc.
  Templeton Variable Products Series Fund

(b) The information required by this Item 29 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889).

Item 30  Location of Accounts and Records

The accounts, books or other documents required to be maintained by Section 31
(a) of the Investment Company Act of 1940 are kept by the Fund or its shareholder services agent, Franklin/Templeton Investor Services, Inc., both of whose address is 777 Mariners Island Blvd., San Mateo, CA 94404.

Item 31  Management Services

There are no management-related service contracts not discussed in Part A or Part B.

Item 32  Undertakings

(a) The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee or trustees when requested in writing to do so by the record holders of not less than 10 per cent of the Registrant's outstanding shares to assist its shareholders in the communicating with other shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940.

(b) The Registrant hereby undertakes to comply with the information requirement in Item 5A of the Form N1-A by including the required information in the Fund's annual report and to furnish each person to whom a prospectus is delivered a copy of the annual report upon request and without charge.





                                      SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 27th day of November, 1996.

                            Franklin Value Investors Trust
                                     (Registrant)

                                 By: WILLIAM J. LIPPMAN*
                                     William J. Lippman
                                     President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

WILLIAM J. LIPPMAN*                      Trustee and Principal
William J. Lippman                       Executive Officer
                                         Dated: November 27, 1996

MARTIN L. FLANAGAN*                      Principal Financial Officer
Martin L. Flanagan                       Dated: November 27, 1996

DIOMEDES LOO-TAM*                        Principal Accounting Officer
Diomedes Loo-Tam                         Dated: November 27, 1996

FRANKLIN T. CROHN*                       Trustee
Franklin T. Crohn                        Dated: November 27, 1996

CHARLES RUBENS, II*                      Trustee
Charles Rubens, II                       Dated: November 27, 1996

LEONARD RUBIN*                           Trustee
Leonard Rubin                            Dated: November 27, 1996

*By Larry L. Greene, Attorney-in-Fact
    Pursuant to Powers of Attorney previously filed





                            FRANKLIN VALUE INVESTORS TRUST
                                REGISTRATION STATEMENT
                                    EXHIBITS INDEX

EXHIBIT NO.          DESCRIPTION                             LOCATION

EX-99.B1(i)          Agreement and Declaration of Trust      *
                     dated September 11, 1989

EX-99.B1(ii)         Certificate of Amendment of Agreement   *
                     and Declaration of Trust of Franklin
                     Balance Sheet Investment Fund dated
                     September 21, 1995

EX-99.B2(i)          By-Laws                                 *

EX-99.B5(i)          Management Agreement on behalf of       *
                     Franklin Balance Sheet Investment Fund
                     and Franklin Advisory Services, Inc.
                     dated July 1, 1996

EX-99.B5(ii)         Management Agreement on behalf of       *
                     Franklin MicroCap Value Fund and
                     Franklin Advisory Services, Inc. dated
                     July 1, 1996

EX-99.B5(iii)        Form of Management Agreement on behalf  *
                     of Franklin Value Fund and Franklin
                     Advisory Services, Inc. dated July 1,
                     1996

EX-99.B6(i)          Amended and Restated Distribution       *
                     Agreement between Registrant and
                     Franklin Templeton Distributors, Inc.
                     dated April 23, 1995

EX-99.B6(ii)         Forms of Dealer Agreements between      *
                     Registrant and Franklin/Templeton
                     Distributors, Inc.

EX-99.B8(i)          Custodian Agreement between Registrant  *
                     and Bank of America dated June 12, 1991

EX-99.B8(ii)         Copy of Custodian Agreement between     *
                     Registrant and Citibank Delaware

EX-99.B8(iii)        Master Custodian Agreement between      *
                     Registrant and Bank of New York dated
                     February 16, 1996

EX-99.B8(iv)         Terminal Link Agreement between         *
                     Registrant and Bank of New York dated
                     February 16, 1996

EX-99.10(i)          Opinion and Consent dated December 1,   *
                     1989

EX-99.11(i)          Consent of Independent Auditors         Attached

EX-99.13(i)          Letter of Understanding relating to     *
                     Initial Capital of Franklin Balance
                     Sheet Investment Fund dated November
                     17, 1989

EX-99.13(ii)         Letter of Understanding relating to     *
                     Initial Capital of Franklin MicroCap
                     Value Fund dated November 29, 1995

EX-99.13(iii)        Letter of Understanding relating to     *
                     Initial Capital of Franklin Value Fund

EX-99.13(iv)         Letter of Understanding relating to     *
                     Initial Capital of Franklin Value Fund
                     dated August 30, 1996

EX-99.14(i)          Copy of Model Retirement Plan           *

EX-99.15(i)          Amended and Restated Distribution Plan  *
                     between Franklin Balance Sheet
                     Investment Fund and Franklin
                     Distributors, Inc. pursuant to Rule
                     12b-1 dated July 1, 1993

EX-99.15(ii)         Distribution Plan between Franklin      *
                     Value Investors Trust on behalf of
                     Franklin MicroCap Value Fund and
                     Franklin Templeton Distributors, Inc.
                     pursuant to Rule 12b-1 dated December
                     12, 1995

EX-99.15(iii)        Distribution Plan Pursuant to Rule      *
                     12b-1 between Franklin Value Fund and
                     Franklin Templeton Distributors, Inc.
                     dated March 11, 1996

EX-99.15(iv)         Class II Distribution Plan between      *
                     Franklin Value Investors Trust on
                     behalf of Franklin Value Fund and
                     Franklin/Templeton Distributors, Inc.
                     dated September 1, 1996

EX-99.17(i)          Power of Attorney dated December 11,    *
                     1995

Ex-99.17(ii)         Certificate of Secretary dated          *
                     December 11, 1995

EX-99.18(i)          Multipla Class Plan for Franklin Value  *
                     Fund dated June 12, 1996

*Incorporated by Reference